UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21475

                                         RBC Funds Trust

(Exact name of registrant as specified in charter)

100 South Fifth Street, Suite 2300

                                         Minneapolis, MN 55402-1240

(Address of principal executive offices) (Zip code)

Lee Greenhalgh, Esq.

RBC Plaza

60 South Sixth Street

                                         Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7000

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2009

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

LETTER FROM THE CIO OF EQUITIES

Crisis Ebbs, Economy Stabilizes, Outlook Hinges on Self-Sustaining Recovery

Economy

Economic data releases have consistently surprised to the upside and the recovery is continuing to gain momentum. Growth is starting to look more like a “V”-shaped snapback, at least through the early stages. U.S. Gross Domestic Product (GDP) is likely to grow at a more rapid pace than many expected, as the fiscal plan is gradually released into the economy and short rates stay at rock-bottom levels. While important challenges lie ahead, we believe the odds of a “double dip”—a fall back into recession—are quite low given the momentum of the recovery and the stimulus still in the pipeline. In all likelihood, we have entered a period of sustained growth for the economy

Previously, we expressed our belief that we were in a recovery, but outlined several headwinds. Credit was just starting to recover, consumers were still working through the deleveraging process and businesses were continuing to downsize and cut costs. In addition, we were concerned about increased government involvement in many sectors of the economy. However, capital markets have largely shrugged off these concerns. We are impressed by the emerging strength in most regions. In the U.S., with only 12% of the fiscal stimulus deployed thus far, there is still much more to come.

We were also concerned about the threat of policy blunders, as the roadmap for successfully reversing course on central banks’ epic easing is now only being drawn. However, these risks may be pushed out beyond the forecast horizon. Concerns that central bankers will leave rates too low for too long, are lessened as the output gap is simply too wide for inflation to take hold in the coming 12 months. Similarly, the reciprocal risk that central bankers begin tightening before the recovery has gained firm foot has diminished. Central banks, including the Federal Reserve, have signaled that the long period of rock-bottom rates will continue for some time

The recent trend in the economy suggests that the headwinds are creating less resistance than expected. Growth has a greater likelihood of surging than collapsing, as the buoyancy that extends from the deep recession is being realized and the risk of a true “double dip” seems increasingly remote. Our research shows that the first year of a new bull market draws its strength from the anticipation of economic recovery, regardless of how strong the recovery ultimately proves to be. Bull markets emerge with the growing likelihood of economic recovery, but draw strength from valuations. It is valuations, not the degree or intensity of GDP growth, that determine the scale of the recovery in stocks. The more deeply depressed stocks are relative to fair value at the trough, the greater the recovery. So, the pre-condition for a new bull market –a recovery that will not tip back into recession – appears to be in hand.

Equities

Many investors are discouraged by the 56.7% move in equity markets, since March 6th., believing that they missed the chance to add to equities at the lows. It is important, however, not to be mesmerized by the size of the rally thus far. Yes, we have come a long way, but stocks in most countries still lie

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LETTER FROM THE CIO OF EQUITIES

about one standard deviation below fair value based on our analysis. Equities are trading at levels that we have not seen since the days following the 1987 stock market crash.

The rally has taken out the extreme undervaluation, but stocks are still discounting earnings and valuations that are well below normalized levels. Once the recession is truly behind us, normalized or trend-line earnings represent a strong central tendency for expectations. Even though there are headwinds, there is also tremendous operating leverage (especially given prior cost cutting) to justify these earnings targets as reasonable. Based on our analysis, the trend-line level for operating earnings is now $80 for 2009, and rises to $85 for 2010. Even a very conservative price/earnings multiple of 15.7x, which is one standard deviation below the norm, would produce targets for the S&P 500 of 1,256 and 1,334 for this year and next. This implies very attractive returns, despite the move so far.

While cash balances are down from their highs, there is still a mountain waiting on the sidelines. Those investors with cash, feeling that they missed the lows, are hoping for a deep correction to give them the chance to put some of that cash to work in the equity market. Few people seem comfortable with the prospect of an extended move to the upside from here, focusing more on the size of the rally thus far than the scale of the opportunity that could lie ahead as, one by one, the well articulated and near-universal fears of early this year quietly evaporate.

We acknowledge that risks remain and the market is vulnerable to a correction/consolidation. So far, the advance/decline line remains supportive, credit spreads are once again confirming the move in stocks and market speculation remains neutral.

The market continues to be led by low quality companies. This reflects “optionality”, as those companies that are most dependent on an economic recovery are coming back from the abyss. These companies are now able to raise capital, giving them time to restructure. This phenomenon is typical at the outset of a new bull market, but short-lived, generally only lasting three to four months.

Near-term risk of correction/consolidation in the equity markets cannot be ignored. However, barring a double dip for the economy, equities should produce superior intermediate/long-term returns as risk premiums continue to normalize and earnings reverse to the upside.

Gordon Telfer RBC Funds Chief Investment Officer Equity Products

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EQUITY PORTFOLIO MANAGERS

Voyageur Asset Management ,Inc. (“Voyageur”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009 serves as the investment advisor to the RBC Funds. Voyageur employs a team approach to the management of the RBC Equity Funds, with no individual team member being solely responsible for the investment decisions.

Gordon Telfer

Chief Investment Officer, Equity Products, Managing Director, Head of Growth Equities US.

Gordon Telfer is Chief Investment Officer, Equity Products and is responsible for directing Voyageur’s U.S. equities research efforts. He joined Voyageur in 2003 from Alliance Capital Management where he was a senior portfolio manager and a member of Alliance’s Investment Policy Group. Prior to Alliance, he worked for Scudder Kemper Investments as senior vice president and global strategist and spokesperson for Scudder Kemper’s U.S. and International Portfolio Management Group. Gordon began his career in the investment industry in 1986 at Murray Johnstone International in portfolio management. He has spoken at numerous regional and national conferences on portfolio management and been a guest on CNBC. A native of Glasglow, Scotland, Gordon received his Stock Exchange Diploma from the Herriott Watt University, Edinburgh, Scotland

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund and the RBC Microcap Value Fund. Prior to joining Voyageur in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined Voyageur in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

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EQUITY PORTFOLIO MANAGERS

Forbes L. Watson

Vice President, Senior Portfolio Manager

Forbes Watson is a co-manager for the RBC Mid Cap Growth Fund. He joined Voyageur in 2002 from RBC Centura Bank where he managed separate accounts and the five-star RBC Mid Cap Equity Fund. Forbes held portfolio management positions with Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1998. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes began his career in the investment industry in 1981. He received a BA in Finance from the University of North Texas and an MBA from Millsaps College. Forbes is a member of the CFA Society of North Carolina and CFA Institute.

Kenneth A. Tyszko, CPA, CFA

Vice President, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC Mid Cap Growth Fund. He joined Voyageur in 2001 from Oberweis Asset Management Inc., where he served as a portfolio manager. From 1996 to 1999, he managed small cap growth assets for ABN AMRO Asset Management (USA) Inc. and ABN AMRO Incorporated. Before working at ABN AMRO, Ken was a portfolio manager with Sears Investment Management Co. (SIMCO). His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken began his career in the investment industry in 1984. He received a BS in Accountancy from the University of Illinois. Ken is both a CFA charterholder and a Certified Public Accountant. He is a member of the Illinois CPA Society, the CFA Society of Chicago and the CFA Institute. Ken has been a guest on Bloomberg Television and WebFN.

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PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2009 (Unaudited)

RBC Mid Cap Growth Fund (formerly known as Tamarack Mid Cap Growth Fund)(a)

	1 Year	3 Year	5 Year	10 Year	Since Inception(b)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A
- Including Maximum Sales Charge of 5.75%	(16.68)%	(8.66)%	(0.90)%	3.09%	9.29%
- At Net Asset Value	(11.61)%	(6.84)%	0.29%	3.70%	9.64%	1.35%	1.88%
Class C (c)
- Including Contingent Deferred Sales Charge of 1.00%	(13.12)%	(7.51)%	(0.45)%	2.93%	8.82%
- At Net Asset Value	(12.26)%	(7.51)%	(0.45)%	2.93%	8.82%	2.10%	2.38%
Class I	(11.36)%	(6.58)%	0.56%	3.99%	9.97%	1.10%	1.38%
Class R (c)	(11.76)%	(7.04)%	0.06%	3.45%	9.37%	1.59%	1.86%
Class S (d)	(11.35)%	(6.58)%	0.58%	4.00%	9.98%	1.10%	1.38%
Russell Midcap Growth Index*	(0.40)%	(3.10)%	3.75%	2.18%	9.32%

RBC Enterprise Fund (formerly known as Tamarack Enterprise Fund)(e)
	1 Year	3 Year	5 Year	10 Year	Since Inception(f)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (g)
- Including Maximum Sales Charge of 5.75%	(14.06)%	(9.43)%	(1.59)%	7.36%	9.78%
- At Net Asset Value	(8.83)%	(7.62)%	(0.42)%	8.00%	10.04%	1.33%	2.01%
Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	(10.25)%	(8.30)%	(1.16)%	7.20%	9.22%
- At Net Asset Value	(9.47)%	(8.30)%	(1.16)%	7.20%	9.22%	2.08%	2.50%
Class I (h)	(8.60)%	(7.38)%	(0.16)%	8.28%	10.31%	1.08%	1.50%
Class R (g)	(9.04)%	(7.85)%	(0.66)%	7.73%	9.76%	1.57%	1.98%
Class S	(8.60)%	(7.39)%	(0.17)%	8.27%	10.31%	1.08%	1.51%
Russell 2000 Index*	(9.55)%	(4.57)%	2.41%	4.88%	8.37%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.voyageur.net. Please see footnotes on page 7.

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PERFORMANCE SUMMARY

RBC Small Cap Core Fund (formerly known as Tamarack Small Cap Core Fund)(i)

	1 Year	3 Year	5 Year	10 Year	Since Inception(j)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (g)
- Including Maximum Sales Charge of 5.75%	(12.42)%	(6.72)%	0.09%	5.71%	8.73%
- At Net Asset Value	(7.07)%	(4.85)%	1.28%	6.34%	9.08%	1.55%	2.65%
Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	(8.49)%	(5.46)%	0.60%	5.58%	8.29%
- At Net Asset Value	(7.70)%	(5.46)%	0.60%	5.58%	8.29%	2.30%	3.16%
Class R (g)	(7.25)%	(4.98)%	1.10%	6.11%	8.83%	1.79%	2.65%
Class S	(6.81)%	(4.52)%	1.59%	6.63%	9.37%	1.30%	2.16%
Russell 2000 Index*	(9.55)%	(4.57)%	2.41%	4.88%	8.37%

RBC Microcap Value Fund (formerly known as Tamarack Microcap Value Fund)(k)
	1 Year	3 Year	5 Year	10 Year	Since Inception(l)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (g)
- Including Maximum Sales Charge of 5.75%	(16.82)%	(10.79)%	(0.88)%	6.93%	7.73%
- At Net Asset Value	(11.74)%	(9.01)%	0.30%	7.56%	8.02%	1.32%	1.87%
Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	(13.16)%	(9.68)%	(0.43)%	6.76%	7.22%
- At Net Asset Value	(12.36)%	(9.68)%	(0.43)%	6.76%	7.22%	2.07%	2.37%
Class R (g)	(11.95)%	(9.23)%	0.06%	7.29%	7.76%	1.56%	1.88%
Class S	(11.47)%	(8.76)%	0.57%	7.84%	8.30%	1.07%	1.37%
Russell 2000 Value Index*	(12.61)%	(6.65)%	1.78%	8.05%	10.56%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.voyageur.net. Please see footnotes on page 7.

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PERFORMANCE SUMMARY

(1)	The Funds’ expenses reflect the most recent fiscal year-end (September 30, 2009).
(2)	The Adviser has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2011.
*	Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.
(a)	The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund , the predecessor to RBC Mid Cap Growth Fund (formerly known as Tamarack Mid Cap Growth Fund). The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by Voyageur (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(b)	The since inception date (commencement of operations) of the Fund is December 31, 1990.
(c)	The inception date for Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).
(d)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.
(e)	The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund (formerly known as Tamarack Enterprise Fund). Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.
(g)	The inception date for Class A, Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).
(h)	The inception date for Class I Shares of the Fund is September 30, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.
(i)	The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund (formerly known as Tamarack Small Cap Core Fund). Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(j)	The since inception date (commencement of operations) of the Fund is August 5, 1991. The performance of the index since inception of the Fund is calculated from July 31, 1991.
(k)	The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund (formerly known as Tamarack Microcap Value Fund). Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

7

PERFORMANCE SUMMARY

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED) RBC Mid Cap Growth Fund

Investment Objective	Seeks long-term growth by primarily investing in high quality, mid capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance	For the twelve-month period ended September 30, 2009, the Fund had a total return of -11.35% (Class S). That compares to a total return of -0.40% for the Russell Midcap Growth Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions	• Consumer Staples was the best contributor to the fund due to stock selection.

• Energy made a positive contribution through good stock selection.

• The active decision to not own Utilities and Telecom Services was a benefit to the fund for this period.

Factors That Detracted
From Relative Returns	• Health Care was the biggest detraction from performance due to higher quality stock holdings.

• Industrials also detracted from performance as the more cyclical groups rebounded.

• Consumer Discretionary was also a detractor for the 12 month period ended 9/30/09.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Mid Cap Growth Fund

Long-term capital and appreciation.					Investment Objective

Russell Midcap Growth Index					Benchmark

					Asset Allocation (as of 9/30/09)
		Top Five Industries			(% of fund’s investments) & Top Five Industries (as of 9/30/09) (% of fund’s net assets)
		Information Technology Consumer Discretionary Industrials Health Care Materials	23.03 20.43 16.11 11.65 7.76	% % % % %

Altera Corp.	3.44%	Eaton Vance Corp.	3.07%		Top Ten Holdings (as of 9/30/09) (% of fund’s net assets)
SVB Financial Group	3.40%	FactSet Research Systems, Inc.	2.89%
Ansys, Inc.	3.32%	Autodesk, Inc.	2.88%
Airgas, Inc.	3.23%	Dolby Laboratories, Inc., Class A	2.81%
LKQ Corp.	3.22%	O’Reilly Automotive, Inc.	2.77%
* A listing of all portfolio holdings can be found on page 18.
					Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1999 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC Mid Cap Growth Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED) RBC Enterprise Fund

Investment Objective	Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance	For the twelve-month period ended September 30, 2009, the Fund had a total return of -8.60% (Class S). That compares to a total return of -9.55% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions	• Overall, favorable sector weightings and a smaller market capitalization profile than the Russell 2000 drove superior performance relative to that benchmark for the one-year period.

•   Microcap stocks had a performance edge versus small cap stocks during the period. The Fund’s higher percentage of microcap stocks and lower average market capitalization compared to the Russell 2000 was a performance advantage.

•   A sector underweight in the poorly performing financials and a sector overweight in the better performing information technology sector were also important contributors to favorable overall performance.

• Favorable health care stock selection was also an important factor with the Fund’s health care stocks up almost 18% for the year compared to a loss of -6% for the Russell 2000.

Factors That Detracted
From Relative Returns

•   Overall, stock selection detracted from relative returns in the period.

•   Adverse consumer discretionary stock selection was the most important detractor from performance, especially in the leisure products and luxury goods sub-sectors as spending on high-ticket items fell sharply.

•   Adverse information technology stock selection, especially within the communications equipment sub-sector, also detracted from relative performance. An emphasis on defense contractors within this area hurt performance in the period.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund

Long-term growth of capital.					Investment Objective

Russell 2000 Index					Benchmark

					Asset Allocation (as of 9/30/09)
		Top Five Industries			(% of fund’s investments) & Top Five Industries (as of 9/30/09) (% of fund’s net assets)
		Information Technology Industrials Consumer Discretionary Financials Materials	27.72 23.68 16.43 8.38 8.38	% % % % %

Universal Electronics, Inc.	3.98%	LaBarge, Inc.	3.55%		Top Ten Holdings (as of 9/30/09) (% of fund’s net assets)
EMS Technologies, Inc.	3.88%	Movado Group, Inc.	3.43%
NIC, Inc.	3.82%	Columbus McKinnon Corp.	3.00%
AZZ, Inc.	3.80%	Meridian Bioscience, Inc.	2.99%
Spectrum Control, Inc.	3.65%	Sonic Solutions, Inc.	2.72%
* A listing of all portfolio holdings can be found beginning on page 20.
					Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1999 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED) RBC Small Cap Core Fund

Investment Objective	Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance	For the twelve-month period ended September 30, 2009, the Fund had a total return of -6.81% (Class S). That compares to a total return of -9.55% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions

•   Overall, both favorable stock selection and economic sector weightings made positive contributions to performance compared to the benchmark over the one-year period.

•   Favorable stock selection among financial stocks was the most significant positive performance factor, most notably among insurance stocks and REIT’s.

• Favorable health care stock selection was also an important factor with the Fund’s health care stocks up almost 15% compared to a loss of -6% for the Russell 2000 health care sector.

• A sector underweight compared to the benchmark in the poorly performing financials sector was the major factor in overall positive sector weightings.

Factors That Detracted
From Relative Returns	• Adverse stock selection among information technology stocks was the major drag on relative performance for the one-year period.

• Within the information technology sector, selection among communications equipment companies was adversely affected by a portfolio emphasis on defense contractors.

•   Adverse consumer discretionary stock selection also detracted from performance for the period. Favorable selection among retailers was more than offset by unfavorable selection among leisure equipment and products.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund

Long-term growth of capital and income.					Investment Objective

Russell 1000 Value Index					Benchmark

					Asset Allocation (as of 9/30/09)
		Top Five Industries			(% of fund’s investments) & Top Five Industries (as of 9/30/09) (% of fund’s net assets)
		Industrials Information Technology Health Care Consumer Discretionary Financials	21.55 19.60 13.61 13.47 10.56	% % % % %

AZZ, Inc.	3.23%	Universal Electronics, Inc.	2.49%		Top Ten Holdings (as of 9/30/09) (% of fund’s net assets)
PSS World Medical, Inc.	2.99%	EMS Technologies, Inc.	2.40%
Gardner Denver, Inc.	2.72%	True Religion Apparel, Inc.	2.33%
West Pharmaceutical Services, Inc.	2.71%	Sonic Solutions, Inc.	2.29%
Nash Finch Co.	2.53%	Comtech Telecommunications Corp.	2.27%
* A listing of all portfolio holdings can be found beginning on page 23.
					Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1999 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED) RBC Microcap Value Fund

Investment Objective	Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance	For the twelve-month period ended September 30, 2009, the Fund had a total return of -11.47% (Class S). That compares to a total return of -12.61% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions

•   Overall, favorable sector weightings drove positive relative performance for the one-year period, partially offset by adverse stock selection.

•   An underweight in the poorly performing financials sector and an overweight in the better performing consumer discretionary sector were the main contributors to positive relative performance.

• Favorable stock selection among consumer staples and health care stocks also boosted performance.

Factors That Detracted
From Relative Returns

•   Adverse stock selection among information technology stocks was the most important factor detracting from performance during the period.

•   Adverse stock selection among financials also detracted from relative performance. Selection among commercial banks and diversified financial services companies was especially unfavorable.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund

Long-term growth of capital.					Investment Objective

Russell 2000 Value Index					Benchmark

					Asset Allocation (as of 9/30/09)
		Top Five Industries			(% of fund’s investments) & Top Five Industries (as of 9/30/09) (% of fund’s net assets)
		Consumer Discretionary Industrials Financials Information Technology Health Care	21.57 21.04 20.10 12.24 6.31	% % % % %

Standard Motor Products, Inc.	0.79%	National Western Life Insurance Co., Class A	0.61%		Top Ten Holdings (as of 9/30/09) (% of fund’s net assets)
Buckeye Technologies, Inc.	0.67%	Innospec, Inc.	0.60%
Navigators Group, Inc.	0.65%	Meadowbrook Insurance Group, Inc.	0.60%
International Shipholding Corp.	0.63%	ATC Technology Corp.	0.59%
Gibraltar Industries, Inc.	0.62%
Ingles Markets, Inc., Class A	0.62%
* A listing of all portfolio holdings can be found beginning on page 26.
					Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1999 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Growth Fund

September 30, 2009

Shares		Value
Common Stocks — 98.08%
Consumer Discretionary — 20.43%
16,990	Aeropostale, Inc.*	$738,555
24,020	GameStop Corp., Class A*	635,809
22,800	John Wiley & Sons, Inc., Class A	792,984
106,160	LKQ Corp.*	1,968,207
20,300	New Oriental Education & Technology Group ADR*	1,633,135
46,920	O’Reilly Automotive, Inc.*	1,695,689
40,090	PetSmart, Inc.	871,958
8,000	priceline.com, Inc.*	1,326,560
7,380	Strayer Education, Inc.	1,606,478
25,150	Tractor Supply Co.*	1,217,763

		12,487,138

Consumer Staples — 4.95%
43,100	Alberto-Culver Co.	1,193,008
10,000	Chattem, Inc.*	664,100
20,600	Church & Dwight Co., Inc.	1,168,844

		3,025,952

Energy — 7.68%
15,850	Core Laboratories NV	1,633,976
29,300	Dril-Quip, Inc.*	1,454,452
28,290	Oceaneering International, Inc*	1,605,458

		4,693,886

Financials — 6.47%
67,000	Eaton Vance Corp.	1,875,330
48,100	SVB Financial Group*	2,081,287

		3,956,617

Health Care — 11.65%
29,000	Charles River Laboratories International, Inc.*	1,072,420
13,840	Express Scripts, Inc.*	1,073,707
28,300	Henry Schein, Inc.*	1,553,953
16,600	Quest Diagnostics, Inc.	866,354
22,000	ResMed, Inc.*	994,400
58,120	VCA Antech, Inc.*	1,562,847

		7,123,681

Industrials — 16.11%
32,020	Donaldson Co., Inc.	1,108,852
41,880	Expeditors International of Washington, Inc.	1,472,082
40,520	Fastenal Co.	1,568,124
35,540	Huron Consulting Group, Inc.*	917,998
29,000	IHS, Inc., Class A*	1,482,770
12,270	Regal-Beloit Corp.	560,862
25,690	Roper Industries, Inc.	1,309,676

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Growth Fund (cont.)

September 30, 2009

Shares		Value
29,480	Stericycle, Inc.*	$1,428,306

		9,848,670

Information Technology — 23.03%
102,600	Altera Corp.	2,104,326
46,000	Amdocs Ltd.*	1,236,480
54,220	Ansys, Inc.*	2,031,623
73,910	Autodesk, Inc.*	1,759,058
42,600	Cognizant Technology Solutions Corp., Class A*	1,646,916
45,040	Dolby Laboratories, Inc., Class A*	1,720,078
26,700	FactSet Research Systems, Inc.	1,768,608
14,000	McAfee, Inc.*	613,060
45,350	Microchip Technology, Inc.	1,201,775

		14,081,924

Materials — 7.76%
40,800	Airgas, Inc.	1,973,496
31,520	Albemarle Corp.	1,090,592
30,560	Greif, Inc., Class A	1,682,328

		4,746,416

Total Common Stocks (Cost $51,534,325)		59,964,284

Investment Company — 2.25%
1,372,784	Wells Fargo Prime Investment Money Market Fund	$1,372,784

Total Investment Company (Cost $1,372,784)		1,372,784

Total Investments (Cost $52,907,109)(a) — 100.33%		$61,337,068
Liabilities in excess of other assets — (0.33)%		(201,141)

NET ASSETS — 100.00%		$61,135,927

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depository Receipt

See notes to financial statements.

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2009

Shares		Value
Common Stocks — 97.19%
Consumer Discretionary — 16.43%
526,900	Benihana, Inc., Class A*	$3,019,137
230,250	Cache, Inc.*	1,142,040
895,751	Casual Male Retail Group, Inc.*	3,081,384
90,000	CKE Restaurants, Inc.	944,100
113,630	Mac-Gray Corp.*	1,224,931
346,291	Movado Group, Inc.	5,031,608
102,900	Regent Communications, Inc.*	44,247
307,512	Steinway Musical Instruments*	3,650,168
27,150	Tefron Ltd.*	119,460
286,100	Universal Electronics, Inc.*	5,842,162

		24,099,237

Consumer Staples — 0.06%
500,000	NutraCea*	85,000

Energy — 2.07%
37,300	Goodrich Petroleum Corp.*	962,713
28,000	Gulf Island Fabrication, Inc.	524,720
43,034	OYO Geospace Corp.*	1,111,568
54,300	Tesco Corp.*	433,314

		3,032,315

Financials — 8.38%
301,300	Asta Funding, Inc.	2,277,828
51,900	Boston Private Financial Holdings, Inc.	337,869
71,059	CoBiz Financial, Inc.	353,874
165,000	Compass Diversified Holdings	1,727,550
55,000	Cypress Sharpridge Investments, Inc. REIT	781,000
52,157	Dearborn Bancorp, Inc.*	61,545
68,800	Firstcity Financial Corp.*	571,040
122,280	Harrington West Financial Group, Inc.*	146,736
50,000	LaSalle Hotel Properties REIT	983,000
84,626	Mercantile Bank Corp.	356,275
109,489	MetroCorp Bancshares, Inc.	395,255
110,700	National Interstate Corp.	1,937,250
60,374	Northrim BanCorp, Inc.	920,704
99,900	SWS Group, Inc.	1,438,560

		12,288,486

Health Care — 7.96%
15,832	HMS Holdings Corp.*	605,257
124,800	Kensey Nash Corp.*	3,612,960
55,900	Landauer, Inc.	3,073,382
175,100	Meridian Bioscience, Inc.	4,379,251

		11,670,850

Industrials — 23.68%
417,856	Allied Defense Group, Inc. (The)*	2,177,030

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2009

Shares		Value
138,700	AZZ, Inc.*	$5,571,579
613,000	C&D Technologies, Inc.*	1,317,950
290,225	Columbus McKinnon Corp.*	4,396,909
70,000	Eagle Bulk Shipping, Inc.	359,100
79,200	Ennis, Inc.	1,277,496
6,900	Hurco Cos, Inc.*	117,852
462,894	LaBarge, Inc.*	5,207,557
278,100	NN, Inc.*	1,290,384
169,952	North American Galvanizing & Coating, Inc.*	1,031,609
26,200	Old Dominion Freight Line, Inc.*	797,266
128,000	Orion Marine Group, Inc.*	2,629,120
300,000	PGT, Inc.*	861,000
64,000	Powell Industries, Inc.*	2,456,960
154,578	Standard Parking Corp.*	2,703,569
88,000	Sun Hydraulics Corp.	1,853,280
80,000	TBS International Ltd., Class A*	696,000

		34,744,661

Information Technology — 27.72%
257,182	Aspen Technology, Inc.*	2,623,256
110,000	Computer Task Group, Inc.*	892,100
117,177	Comtech Telecommunications Corp.*	3,892,620
549,402	DivX, Inc.*	2,999,735
160,372	Edgewater Technology, Inc.*	471,494
273,200	EMS Technologies, Inc.*	5,688,024
73,000	Interactive Intelligence, Inc.*	1,395,030
524,238	Lionbridge Technologies, Inc.*	1,363,019
629,500	NIC, Inc.	5,596,255
91,490	NU Horizons Electronics Corp.*	362,300
74,987	SkillSoft PLC - ADR*	719,875
672,611	Sonic Solutions, Inc.*	3,988,583
631,009	Spectrum Control, Inc.*	5,357,267
35,000	StarTek, Inc.*	303,800
226,300	Tyler Technologies, Inc.*	3,867,467
120,000	Xyratex Ltd.*	1,141,200

		40,662,025

Materials — 8.38%
624,900	Intertape Polymer Group, Inc.*	1,655,985
102,000	Koppers Holdings, Inc.	3,024,300
209,800	Landec Corp.*	1,342,720
307,500	Omnova Solutions, Inc.*	1,992,600
187,088	Universal Stainless & Alloy*	3,414,356
503,300	US Concrete, Inc.*	870,709

		12,300,670

Utilities — 2.51%
107,400	Central Vermont Public Service Corp.	2,072,820

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2009

Shares		Value
71,800	Unitil Corp.	$1,611,910

		3,684,730

Total Common Stocks (Cost $150,980,557)		142,567,974

Exchange Traded Fund — 0.94%
65,000	SPDR KBW Regional Banking	1,385,800

Total Exchange Traded Fund (Cost $1,675,082)		1,385,800

Investment Company — 2.21%
3,235,682	Wells Fargo Prime Investment Money Market Fund	3,235,682

Total Investment Company (Cost $3,235,682)		3,235,682

Total Investments (Cost $155,891,321)(a) — 100.34%		$147,189,456
Liabilities in excess of other assets — (0.34)%		(497,564)

NET ASSETS — 100.00%		$146,691,892

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2009

Shares		Value
Common Stocks — 95.41%
Consumer Discretionary — 13.47%
269,400	Casual Male Retail Group, Inc.*	$926,736
21,400	Dress Barn, Inc.*	383,702
5,300	Drew Industries, Inc.*	114,957
8,700	Jo-Ann Stores, Inc.*	233,421
58,900	Movado Group, Inc.	855,817
60,500	Steinway Musical Instruments*	718,135
9,000	Steven Madden Ltd.*	331,290
37,000	True Religion Apparel, Inc.*	959,410
50,202	Universal Electronics, Inc.*	1,025,125

		5,548,593

Consumer Staples — 4.24%
20,400	Alberto-Culver Co.	564,672
38,100	Nash Finch Co.	1,041,654
19,300	Sally Beauty Holdings, Inc.*	137,223

		1,743,549

Energy — 3.99%
3,000	CARBO Ceramics, Inc.	154,650
1,500	Core Laboratories NV	154,635
8,300	Swift Energy Co.*	196,544
21,100	Tesco Corp.*	168,378
20,700	Willbros Group, Inc.*	315,261
13,600	World Fuel Services Corp.	653,752

		1,643,220

Financials — 10.56%
28,700	Amerisafe, Inc.*	495,075
84,200	Ares Capital Corp.	927,884
53,027	Asta Funding, Inc.	400,884
73,500	Compass Diversified Holdings	769,545
27,325	Delphi Financial Group, Inc., Class A	618,365
13,400	LaSalle Hotel Properties REIT	263,444
7,700	ProAssurance Corp.*	401,863
18,100	SeaBright Insurance Holdings, Inc.*	206,702
8,800	SWS Group, Inc.	126,720
4,072	Trico Bancshares	66,781
88,300	UCBH Holdings, Inc.	70,640

		4,347,903

Health Care — 13.61%
18,400	Amedisys, Inc.*	802,792
16,600	Emergency Medical Services Corp., Class A*	771,900
31,800	Invacare Corp.	708,504
11,700	Kinetic Concepts, Inc.*	432,666
21,600	Meridian Bioscience, Inc.	540,216

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2009

Shares		Value
56,475	PSS World Medical, Inc.*	$1,232,849
27,500	West Pharmaceutical Services, Inc.	1,116,775

		5,605,702

Industrials — 21.55%
54,700	ACCO Brands Corp.*	394,934
33,100	AZZ, Inc.*	1,329,627
196,500	C&D Technologies, Inc.*	422,475
15,700	Chart Industries, Inc.*	338,963
56,700	Columbus McKinnon Corp.*	859,005
18,300	Forward Air Corp.	423,645
32,100	Gardner Denver, Inc.*	1,119,648
23,600	II-VI, Inc.*	600,384
36,900	Insteel Industries, Inc.	440,955
90,700	Interface, Inc., Class A	752,810
10,900	LB Foster Co., Class A*	333,322
15,714	Powell Industries, Inc.*	603,260
18,800	Sun Hydraulics Corp.	395,928
2,400	Tennant Co.	69,744
21,100	Wabtec Corp.	791,883

		8,876,583

Information Technology — 19.60%
33,600	ADC Telecommunications, Inc.*	280,224
66,100	Aspen Technology, Inc.*	674,220
28,200	Comtech Telecommunications Corp.*	936,804
129,724	DivX, Inc.*	708,293
47,500	EMS Technologies, Inc.*	988,950
76,600	NIC, Inc.	680,974
49,000	Skyworks Solutions, Inc.*	648,760
158,942	Sonic Solutions, Inc.*	942,526
100,700	Spectrum Control, Inc.*	854,943
33,100	Tyler Technologies, Inc.*	565,679
83,300	Xyratex Ltd.*	792,183

		8,073,556

Materials — 4.55%
2,625	Arch Chemicals, Inc.	78,724
59,900	Intertape Polymer Group, Inc.*	158,735
24,500	Koppers Holdings, Inc.	726,425
15,800	Rockwood Holdings, Inc.*	325,006
32,000	Universal Stainless & Alloy*	584,000

		1,872,890

Telecommunication Services — 1.56%
77,100	Premiere Global Services, Inc.*	640,701

Utilities — 2.28%
11,900	Energen Corp.	512,890

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2009

Shares		Value
13,900	Unisource Energy Corp.	$427,425

		940,315

Total Common Stocks (Cost $33,907,211)		39,293,012

Investment Company — 4.55%
1,875,314	Wells Fargo Prime Investment Money Market Fund	1,875,314

Total Investment Company (Cost $1,875,314)		1,875,314

Total Investments (Cost $35,782,525)(a) — 99.96%		$41,168,326
Other assets in excess of liabilities — 0.04%		16,512

NET ASSETS — 100.00%		$41,184,838

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT – Real Estate Investment Trust

See notes to financial statements.

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2009

Shares		Value
Common Stocks — 98.50%
Consumer Discretionary — 21.57%
96,000	Adams Golf, Inc.*	$312,000
2,800	Allen Organ Co.(a)(b)	0
29,800	Ambassadors International, Inc.*	30,694
34,500	America’s Car-Mart, Inc.*	826,275
53,000	Arctic Cat, Inc.	374,180
50,000	Asbury Automotive Group, Inc.*	634,000
86,000	Audiovox Corp., Class A*	589,100
90,000	Bakers Footwear Group, Inc.*	63,000
69,000	Benihana, Inc., Class A*	395,370
69,000	Bluegreen Corp.*	210,450
45,000	Bon-Ton Stores, Inc. (The)	327,600
46,000	Books-A-Million, Inc.	553,840
15,127	Bowl America, Inc., Class A	193,020
43,000	Brookfield Homes Corp.*	287,240
72,000	Build-A-Bear Workshop, Inc.*	350,640
44,000	Carriage Services, Inc.*	171,600
55,000	Charlotte Russe Holding, Inc.*	962,500
45,000	Cobra Electronics Corp.*	68,850
23,000	Core-Mark Holding Co., Inc.*	657,800
99,000	Craftmade International, Inc.*	305,910
32,000	CSS Industries, Inc.	632,640
42,000	Delta Apparel, Inc.*	336,000
56,000	Dixie Group, Inc.*	172,480
40,000	Dorman Products, Inc.*	600,800
17,500	Duckwall-ALCO Stores, Inc.*	314,125
84,000	Emmis Communications Corp., Class A*	70,560
41,000	Entercom Communications Corp., Class A*	209,100
87,000	Finish Line, Inc. (The), Class A	883,920
56,000	Flexsteel Industries	469,840
57,000	Fred’s, Inc., Class A	725,610
36,000	Gaiam, Inc., Class A*	251,280
85,000	Golfsmith International Holdings, Inc.*	208,250
24,000	Group 1 Automotive, Inc.	644,400
26,000	Hampshire Group Ltd.*	67,860
89,000	Hastings Entertainment, Inc.*	379,140
27,000	Helen of Troy Ltd.*	524,610
31,000	Hooker Furniture Corp.	418,500
50,000	HOT Topic, Inc.*	374,500
135,000	Interstate Hotels & Resorts, Inc.*	207,900
65,000	Isle of Capri Casinos, Inc.*	766,350
15,000	J Alexander’s Corp.*	63,300
63,000	Jakks Pacific, Inc.*	902,160
29,000	Johnson Outdoors, Inc., Class A	261,000
13,000	Jos. A. Bank Clothiers, Inc.*	582,010
82,000	Journal Communications, Inc., Class A	301,760

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
58,310	Lakeland Industries, Inc.*	$481,641
22,000	Landry’s Restaurants, Inc.*	231,000
95,270	Lazare Kaplan International, Inc.*(b)	238,175
90,000	La-Z-Boy, Inc.	778,500
48,000	Lee Enterprises, Inc.*	132,000
31,000	Lifetime Brands, Inc.	177,630
25,000	Lithia Motors, Inc., Class A	389,750
91,000	Luby’s, Inc.*	382,200
36,000	Mac-Gray Corp.*	388,080
28,000	Marcus Corp.	358,120
43,000	MarineMax, Inc.*	335,830
64,000	McCormick & Schmick’s Seafood Restaurants, Inc.*	476,160
7,500	McRae Industries, Inc., Class A	65,625
26,000	Media General, Inc., Class A	222,300
31,000	Meritage Homes Corp.*	629,300
21,300	Mestek, Inc.*	129,930
39,000	Modine Manufacturing Co.	361,530
82,000	Morton’s Restaurant Group, Inc.*	349,320
59,400	Movado Group, Inc.	863,082
18,300	Nobel Learning Communities, Inc.*	171,654
10,300	Nobility Homes, Inc.	93,524
32,000	O’Charleys, Inc.*	299,840
41,000	Orleans Homebuilders, Inc.*	125,050
29,000	Oxford Industries, Inc.	571,300
60,350	Perry Ellis International, Inc.*	968,014
135,000	Point.360*	197,100
31,000	Pomeroy IT Solutions, Inc.*	199,950
90,600	Radio One, Inc., Class D*	88,788
34,000	RC2 Corp.*	484,500
56,000	Red Lion Hotels Corp.*	322,000
37,550	Rex Stores Corp.*	409,295
40,000	Rocky Brands, Inc.*	246,800
85,000	Ruby Tuesday, Inc.*	715,700
20,000	Saga Communications, Inc., Class A*	268,000
45,150	Salem Communications Corp., Class A*	102,039
90,000	Shiloh Industries, Inc.*	405,000
49,000	Stage Stores, Inc.	635,040
89,000	Standard Motor Products, Inc.	1,352,800
71,000	Stein Mart, Inc.*	902,410
26,000	Steinway Musical Instruments*	308,620
103,000	Stewart Enterprises, Inc., Class A	538,690
66,000	Stoneridge, Inc.*	467,280
17,000	Strattec Security Corp.	242,420
30,000	Superior Industries International, Inc.	426,000
43,000	Syms Corp.*	347,870
72,000	Systemax, Inc.*	873,360
150,000	Trans World Entertainment Corp.*	136,500
50,000	Tuesday Morning Corp.*	208,000

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
22,000	Walking Co. Holdings, Inc. (The)*	$22,220
13,400	Weyco Group, Inc.	306,860

		37,108,961

Consumer Staples — 3.79%
23,600	Andersons, Inc. (The)	830,720
84,000	Central Garden and Pet Co.*	987,000
36,000	Chiquita Brands International, Inc.*	581,760
73,000	Elizabeth Arden, Inc.*	859,210
67,000	Ingles Markets, Inc., Class A	1,060,610
143,000	ML Macadamia Orchards LP*	300,300
10,000	Nash Finch Co.	273,400
69,000	Omega Protein Corp.*	334,650
54,000	Prestige Brands Holdings, Inc.*	380,160
22,000	Spartan Stores, Inc.	310,860
91,000	Tasty Baking Co.	596,960

		6,515,630

Energy — 3.74%
119,000	Aventine Renewable Energy Holdings, Inc.*	34,510
44,000	Bronco Drilling Co., Inc.*	288,200
39,000	Calumet Specialty Products Partners LP	617,760
31,000	Constellation Energy Partners LLC	123,690
21,247	Enbridge Energy Management LLC*	958,027
19,000	EV Energy Partner LP	441,750
98,000	Harvest Natural Resources, Inc.*	502,740
47,000	Knightsbridge Tankers Ltd.	612,880
18,000	Lufkin Industries, Inc.	957,240
106,000	Newpark Resources, Inc.*	340,260
14,600	PHI, Inc.*	305,432
20,000	PHI, Inc., Non voting*	405,600
110,300	Trico Marine Services, Inc.*	851,516
78,570	VeraSun Energy Corp.*	597

		6,440,202

Financials — 20.10%
70,000	21st Century Holding Co.	277,200
40,000	Affirmative Insurance Holdings, Inc.	196,800
105,000	American Equity Investment Life Holding Co.	737,100
75,000	American Independence Corp.*	356,250
19,000	American Safety Insurance Holdings Ltd.*	300,200
67,818	Ameris Bancorp	484,895
92,000	Asta Funding, Inc.	695,520
21,000	Baldwin & Lyons, Inc., Class B	492,450
14,500	Bancinsurance Corp.*	50,025
70,600	Bancorp, Inc.*	403,832
65,600	Banner Corp.	179,088

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
100,000	Beverly Hills Bancorp, Inc.*	$2,950
52,000	California First National Bancorp	575,640
21,000	Camco Financial Corp.	45,570
5,200	Capital Southwest Corp.	399,100
38,000	Capitol Bancorp Ltd.	99,180
44,000	Central Pacific Financial Corp.	110,880
25,000	Citizens South Banking Corp.	152,500
48,150	Citizens, Inc.*	305,271
133,000	Consumer Portfolio Services*	159,600
58,821	Crawford & Co., Class B*	259,401
55,777	Donegal Group, Inc., Class A	861,197
12,444	Donegal Group, Inc., Class B	194,624
75,040	Dynex Capital, Inc. REIT	632,587
31,000	EMC Insurance Group, Inc.	655,030
34,300	First Defiance Financial Corp.	511,413
11,000	First Financial Corp.	337,040
45,400	First Financial Holdings, Inc.	725,038
58,000	First Industrial Realty Trust, Inc. REIT	304,500
54,000	First Merchants Corp.	376,380
47,200	First Pactrust Bancorp, Inc.	301,136
38,000	First Place Financial Corp.	112,100
42,000	First State Bancorp*	49,980
25,000	Firstcity Financial Corp.*	207,500
66,000	Flagstar Bancorp, Inc.*	67,980
60,660	FNB Corp.	431,293
45,000	FNB United Corp.	119,700
22,000	FPIC Insurance Group, Inc.*	738,100
62,000	Franklin Bank Corp.*	868
109,000	Fremont General Corp.*	33,790
2,250	FRMO Corp.*	4,612
45,000	Gladstone Investment Corp.	218,250
50,400	Green Bankshares, Inc.	252,000
108,000	Guaranty Bancorp*	159,840
36,850	Hampton Roads Bankshares, Inc.	106,128
36,180	Harleysville National Corp.	192,839
66,528	Hercules Technology Growth Capital, Inc.	653,305
38,000	HF Financial Corp.	417,240
36,000	Independence Holding Co.	211,680
13,000	Indiana Community Bancorp	116,090
13,000	Infinity Property & Casualty Corp.	552,240
31,000	Intervest Bancshares Corp., Class A*	111,600
8,300	Investors Title Co.	271,825
24,000	Jefferson Bancshares, Inc.	124,080
17,000	Kansas City Life Insurance Co.	529,380
56,930	LaBranche & Co., Inc.*	193,562
11,000	LSB Corp.	115,500
53,000	Marlin Business Services Corp.*	433,540
21,353	Mass Financial Corp., Class A*	202,854

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
108,000	MCG Capital Corp.*	$452,520
138,750	Meadowbrook Insurance Group, Inc.	1,026,750
62,000	Medallion Financial Corp.	518,320
43,000	Mercer Insurance Group, Inc.	777,010
136,000	MicroFinancial, Inc.	471,920
52,100	MutualFirst Financial, Inc.	366,784
5,300	National Security Group, Inc.	42,241
6,000	National Western Life Insurance Co., Class A	1,055,880
20,400	Navigators Group, Inc.*	1,122,000
43,000	NGP Capital Resources Co.	312,180
40,000	Nicholas Financial, Inc.*	278,400
16,000	NYMAGIC, Inc.	276,160
67,400	Old Second Bancorp, Inc.	386,202
18,000	Pacific Mercantile Bancorp*	62,640
19,000	Parkway Properties, Inc. REIT	374,300
50,000	Patriot Capital Funding, Inc.	204,000
29,000	Peoples Bancorp, Inc.	378,450
65,000	PMA Capital Corp., Class A*	369,850
37,900	PMC Commercial Trust REIT	277,049
40,000	Presidential Life Corp.	414,400
39,000	Prospect Capital Corp.	417,690
19,000	Provident Financial Holdings, Inc.	153,520
89,000	Reis, Inc.*	528,660
49,000	Resource America, Inc., Class A	235,690
17,000	Safety Insurance Group, Inc.	559,640
50,000	Sanders Morris Harris Group, Inc.	295,500
42,000	SeaBright Insurance Holdings, Inc.*	479,640
21,000	Simmons First National Corp., Class A	605,010
32,000	Southern Community Financial Corp.	95,680
52,300	Southwest Bancorp, Inc.	734,292
98,000	Specialty Underwriters Alliance, Inc.*	646,800
5,999	Stifel Financial Corp.*	329,345
75,600	Sun Bancorp, Inc.*	399,168
46,500	SWS Group, Inc.	669,600
54,000	TierOne Corp.*	179,820
68,000	Unico American Corp.	673,880
99,716	United Community Financial Corp.*	173,506
19,000	United Western Bancorp, Inc.	75,430
29,000	Winthrop Realty Trust REIT	282,460
4,600	Ziegler Cos., Inc. (The)*	73,600

		34,586,260

Health Care — 6.31%
24,000	Air Methods Corp.*	781,680
54,000	Albany Molecular Research, Inc.*	467,640
128,000	Allied Healthcare International, Inc.*	358,400
131,000	Allion Healthcare, Inc.*	766,350
11,000	American Shared Hospital Services*	32,340

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
46,000	Angiodynamics, Inc.*	$633,880
92,000	BioScrip, Inc.*	621,920
57,000	Cantel Medical Corp.*	858,420
67,000	Cardiac Science Corp.*	268,000
26,000	Conmed Corp.*	498,420
46,000	Cross Country Healthcare, Inc.*	428,260
27,970	Hanger Orthopedic Group, Inc.*	387,944
82,000	HealthTronics, Inc.*	201,720
20,313	IntegraMed America, Inc.*	192,973
28,000	Invacare Corp.	623,840
7,100	Kewaunee Scientific Corp.	99,968
30,000	Lannett Co., Inc.*	224,400
31,000	Medcath Corp.*	271,870
19,000	Mediware Information Systems*	137,370
51,000	MedQuist, Inc.	324,360
56,800	National Dentex Corp.*	483,936
41,000	PharMerica Corp.*	761,370
25,000	RehabCare Group, Inc.*	542,250
62,000	Res-Care, Inc.*	881,020

		10,848,331

Industrials — 21.04%
50,839	Aceto Corp.	335,537
24,000	Alamo Group, Inc.	379,200
125,000	Allied Motion Technologies, Inc.*	292,500
44,000	Altra Holdings, Inc.*	492,360
13,000	Amrep Corp.*	171,600
51,000	ATC Technology Corp.*	1,007,760
34,000	Beacon Roofing Supply, Inc.*	543,320
28,800	Cascade Corp.	770,112
74,000	Celadon Group, Inc.*	836,940
107,525	Cenveo, Inc.*	744,073
2,800	Chicago Rivet & Machine Co.	40,180
23,400	CIRCOR International, Inc.	661,284
40,000	Compx International, Inc.	290,400
39,000	Consolidated Graphics, Inc.*	973,050
37,000	Cornell Cos., Inc.*	830,280
29,000	Ducommun, Inc.	548,390
63,000	Eagle Bulk Shipping, Inc.	323,190
14,700	Eastern Co. (The)	233,730
11,880	Ecology and Environment, Inc., Class A	196,020
38,000	Encore Wire Corp.	848,920
62,000	Ennis, Inc.	1,000,060
20,000	EnPro Industries, Inc.*	457,200
39,000	Espey Manufacturing & Electronics Corp.	691,080
62,000	Excel Maritime Carriers Ltd.	412,300
79,000	Frozen Food Express Industries	231,470

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
21,000	G&K Services, Inc., Class A	$465,360
80,000	Gibraltar Industries, Inc.	1,061,600
47,000	Griffon Corp.*	473,290
25,750	Hardinge, Inc.	159,650
43,000	Herley Industries, Inc.*	561,150
65,000	ICT Group, Inc.*	682,500
31,000	Insituform Technologies, Inc., Class A*	593,340
35,350	International Shipholding Corp.	1,089,134
19,000	Jinpan International Ltd.	608,190
12,000	Key Technology, Inc.*	129,000
76,000	Kforce, Inc.*	913,520
74,000	KHD Humboldt Wedag International Ltd.*	768,120
55,000	Kimball International, Inc., Class B	419,650
37,000	Ladish Co., Inc.*	559,810
64,000	LECG Corp.*	224,640
38,000	LS Starrett Co., Class A	395,200
51,750	LSI Industries, Inc.	344,137
66,000	Lydall, Inc.*	347,160
58,000	Mair Holdings Escrow Shares(a)(b)	0
26,875	Marten Transport Ltd.*	458,488
72,000	Mesa Air Group, Inc.*	18,511
36,117	Met-Pro Corp.	349,974
59,000	Miller Industries, Inc.*	649,000
63,000	NN, Inc.*	292,320
18,800	Northwest Pipe Co.*	630,364
106,000	On Assignment, Inc.*	620,100
78,600	PAM Transportation Services, Inc.*	651,594
62,000	Paragon Shipping, Inc., Class A	262,880
43,160	Patrick Industries, Inc.*	151,923
99,000	RCM Technologies, Inc.*	221,760
38,100	Robbins & Myers, Inc.	894,588
55,500	Rush Enterprises, Inc., Class A*	717,060
21,000	School Specialty, Inc.*	498,120
13,800	SL Industries, Inc.*	110,400
78,000	Spherion Corp.*	484,380
32,000	Standex International Corp.	634,560
41,000	Superior Uniform Group, Inc.	318,980
68,115	Supreme Industries, Inc., Class A*	166,201
34,000	Tredegar Corp.	493,000
11,000	Trex Co., Inc.*	200,200
21,000	United Capital Corp.*	485,520
17,000	Universal Forest Products, Inc.	670,820
28,000	USA Truck, Inc.*	355,600
38,000	Vitran Corp., Inc.*	342,760
58,200	Volt Information Sciences, Inc.*	711,204
102,000	WCA Waste Corp.*	396,780

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
125,000	Willdan Group, Inc.*	$375,000
68,000	Willis Lease Finance Corp.*	929,560

		36,198,054

Information Technology — 12.24%
120,000	Acorn Energy, Inc.*	655,200
55,000	Actel Corp.*	669,350
41,000	Agilysys, Inc.	270,190
59,000	Anaren, Inc.*	1,003,000
83,300	Bell Microproducts, Inc.*	290,717
14,000	Black Box Corp.	351,260
77,000	Ciber, Inc.*	308,000
115,000	Comarco, Inc.*	311,650
23,000	Communications Systems, Inc.	268,640
25,582	DG FastChannel, Inc.*	535,687
75,000	Digi International, Inc.*	639,000
77,000	Dynamics Research Corp.*	1,002,540
85,000	Edgewater Technology, Inc.*	249,900
131,000	EF Johnson Technologies, Inc.*	175,540
46,000	Electro Rent Corp.	529,920
39,000	Electro Scientific Industries, Inc.*	522,210
39,400	ePlus, Inc.*	612,670
64,000	GSI Group, Inc.*	47,994
24,000	GTSI Corp.*	192,960
123,000	InfoGROUP, Inc.*	862,230
32,000	Infospace, Inc.*	247,680
57,000	Insight Enterprises, Inc.*	695,970
24,000	Integral Systems, Inc.*	165,600
110,375	Integrated Silicon Solution, Inc.*	415,010
48,000	Keynote Systems, Inc.*	452,640
21,000	Magal Security Systems Ltd.*	85,260
35,000	Measurement Specialties, Inc.*	357,350
104,000	Methode Electronics, Inc.	901,680
50,000	Newport Corp.*	438,000
60,000	NU Horizons Electronics Corp.*	237,600
56	Open Text Corp.*	2,090
48,000	Oplink Communications, Inc.*	696,960
40,000	Opnet Technologies, Inc.	437,200
123,000	Optical Cable Corp.*	372,690
82,000	PC Connection, Inc.*	446,080
90,000	Perceptron, Inc.*	392,400
140,000	Performance Technologies, Inc.*	401,800
37,930	Photronics, Inc.*	179,788
28,000	Retalix Ltd.*	282,800
47,000	Richardson Electronics Ltd.	239,700
29,000	Rudolph Technologies, Inc.*	214,600
76,000	Semitool, Inc.*	642,200
70,000	Sigmatron International, Inc.*	222,600

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
27,000	SYNNEX Corp.*	$822,960
70,560	TechTeam Global, Inc.*	599,760
21,000	Tessco Technologies, Inc.	365,400
120,000	Ulticom, Inc.	348,000
90,000	WebMediaBrands, Inc.*	64,800
97,000	White Electronic Designs Corp.*	448,140
100,000	WPCS International, Inc.*	380,000

		21,055,416

Materials — 5.58%
70,200	American Pacific Corp.*	544,752
12,000	ASA Ltd.	909,600
37,000	Blue Earth Refineries, Inc.*	39,960
107,000	Buckeye Technologies, Inc.*	1,148,110
18,000	Friedman Industries	108,000
29,000	Hawkins, Inc.	677,440
50,000	Headwaters, Inc.*	193,500
70,000	Innospec, Inc.	1,032,500
140,400	North American Palladium Ltd.*	391,716
23,000	Olympic Steel, Inc.	659,870
38,000	Penford Corp.	272,460
80,000	PolyOne Corp.*	533,600
34,000	Schulman (A), Inc.	677,620
14,000	Schweitzer-Mauduit International, Inc.	761,040
45,000	Spartech Corp.	484,650
10,000	Stepan Co.	600,800
16,000	Universal Stainless & Alloy*	292,000
88,610	US Concrete, Inc.*	153,295
3,200	Vulcan International Corp.	121,600

		9,602,513

Telecommunication Services — 0.79%
40,000	D&E Communications, Inc.	459,600
41,000	SureWest Communications*	509,220
30,000	USA Mobility, Inc.	386,400

		1,355,220

Utilities — 3.34%
14,000	American States Water Co.	506,520
4,054	California Water Service Group	157,863
29,000	Central Vermont Public Service Corp.	559,700
13,000	CH Energy Group, Inc.	576,030
15,700	Chesapeake Utilities Corp.	486,543
23,500	Connecticut Water Service, Inc.	526,165
9,000	Delta Natural Gas Co., Inc.	238,500
38,600	Empire District Electric Co. (The)	698,274
18,000	Florida Public Utilities Co.	218,700

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Shares		Value
4,900	Maine & Maritimes Corp.	$176,155
30,400	Middlesex Water Co.	458,432
6,500	RGC Resources, Inc.	179,010
15,800	SJW Corp.	361,030
45,644	Southwest Water Co.	224,569
16,476	Unitil Corp.	369,886

		5,737,377

Total Common Stocks (Cost $217,946,950)		169,447,964

Preferred Stock — 0.43%
2,833	Inverness Medical Innovations, Inc.*	733,845

Total Preferred Stock (Cost $470,263)		733,845

Exchange Traded Funds — 0.27%
8,700	iShares Russell Microcap Index Fund	343,389
13,400	PowerShares Zacks Micro Cap Portfolio	129,444

Total Exchange Traded Funds (Cost $429,059)		472,833

Principal
Corporate Bonds — 0.00%
$1,947	Trenwick America Corp.*(a)(b)	0
1,579	Trenwick America Corp.*(a)(b)	0

Total Corporate Bonds (Cost $0)		0

Shares
Investment Company — 0.68%
1,167,371	Wells Fargo Prime Investment Money Market Fund	1,167,371

Total Investment Company (Cost $1,167,371)		1,167,371

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2009

Value
Total Investments (Cost $220,013,643)(c) — 99.88%	$171,822,013
Other assets in excess of liabilities — 0.12%	212,012

NET ASSETS — 100.00%	$172,034,025

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(c)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT – Real Estate Investment Trust

See notes to financial statements.

36

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2009

	RBC Mid Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund
Assets:
Investments, at value (cost $52,907,109, $155,891,321, $35,782,525 and $220,013,643, respectively)	$61,337,068	$147,189,456	$41,168,326	$171,822,013
Interest and dividends receivable	22,584	78,934	11,486	121,393
Receivable for capital shares issued	72,729	43,164	15,267	61,098
Receivable for investments sold	—	35,325	55,790	516,595
Prepaid expenses	32,059	31,929	30,906	31,244

Total Assets	61,464,440	147,378,808	41,281,775	172,552,343

Liabilities:
Payable for capital shares redeemed	256,110	106,290	3,377	297,901
Payable for investments purchased	—	422,458	49,625	—
Accrued expenses and other payables:
Investment advisory fees	18,747	82,581	16,824	119,280
Administration fees	3,724	8,814	2,479	11,080
Audit fees	4,187	4,935	3,872	5,352
Trustees’ fees	92	224	48	284
Distribution fees	4,054	1,346	393	2,709
Shareholder reports	5,350	10,674	2,735	13,741
Transfer agent fees	30,930	44,316	13,333	59,330
Other	5,319	5,278	4,251	8,641

Total Liabilities	328,513	686,916	96,937	518,318

Net Assets	$61,135,927	$146,691,892	$41,184,838	$172,034,025

Net Assets Consist Of:
Capital	$67,996,049	$173,887,165	$40,765,886	$244,540,881
Undistributed net investment income	—	—	—	564,464
Accumulated net realized losses from investment transactions	(15,290,081)	(18,493,408)	(4,966,849)	(24,879,690)
Net unrealized appreciation (depreciation) on investments	8,429,959	(8,701,865)	5,385,801	(48,191,630)

Net Assets	$61,135,927	$146,691,892	$41,184,838	$172,034,025

Net Assets:
Class A	$19,420,585	$3,320,344	$656,227	$8,357,731
Class I	40,097,519	25,543,464	N/A	N/A
Class C	97,540	778,018	297,420	1,123,947
Class R	19,591	41,555	26,104	87,382
Class S	1,500,692	117,008,511	40,205,087	162,464,965

Total	$61,135,927	$146,691,892	$41,184,838	$172,034,025

37

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	RBC Mid Cap Growth Fund		RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,183,625		248,255	38,504	635,332
Class I	4,324,013		1,882,969	N/A	N/A
Class C	11,476		61,567	18,386	88,934
Class R	2,235		3,164	1,553	6,705
Class S	161,789		8,629,239	2,316,678	12,320,597

Total	6,683,138		10,825,194	2,375,121	13,051,568

Net Asset Values and Redemption Price per Share:
Class A(a)	$8.89		$13.37	$17.04	$13.15

Class I	$9.27		$13.57	N/A	N/A

Class C(b)	$8.50		$12.64	$16.18	$12.64

Class R	$8.76	(c)	$13.13	$16.81	$13.03

Class S	$9.28		$13.56	$17.35	$13.19

Maximum Offering Price Per Share:
Class A	$9.43		$14.19	$18.08	$13.95

Maximum Sales Charge—Class A	5.75%		5.75%	5.75%	5.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected in the net asset value and the redemption price per share.
(c)	Net asset value is calculated using unrounded net assets of $19,590.89 divided by the unrounded shares outstanding of 2,235.395.

See notes to financial statements.

38

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2009

	RBC Mid Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund
Investment Income:
Interest income	$1,425	$3,086	$845	$2,653
Dividend income	568,279	1,483,520	443,531	3,016,288
Foreign tax withholding	(3,483)	—	(247)	—

Total Investment Income	566,221	1,486,606	444,129	3,018,941

Expenses:
Investment advisory fees	446,552	1,305,206	444,273	1,484,429
Distribution fees—Class A	91,214	16,800	2,774	44,858
Distribution fees—Class C	935	7,795	2,589	10,758
Distribution fees—Class R	62	149	73	1,673
Accounting fees	28,189	31,417	26,651	33,246
Administration fees	47,845	96,267	24,785	123,705
Audit fees	2,789	3,650	2,321	4,263
Custodian fees	2,952	6,046	5,682	4,616
Insurance fees	5,456	7,188	5,456	7,188
Legal fees	5,031	4,389	1,094	10,135
Registration and filing fees	67,422	76,429	66,194	62,110
Shareholder reports	14,686	27,269	11,032	39,325
Transfer agent fees	247,087	359,222	116,917	451,159
Trustees’ fees	1,375	2,725	688	3,580
Other fees	8,683	11,441	9,036	28,757

Total expenses before fee waiver/reimbursement	970,278	1,955,993	719,565	2,309,802
Expenses waived/reimbursed by:
Adviser	(176,347)	(545,011)	(284,522)	(488,084)
Distributor	(45,607)	(8,400)	(1,387)	(22,429)

Net Expenses	748,324	1,402,582	433,656	1,799,289

Net Investment Income (Loss)	(182,103)	84,024	10,473	1,219,652

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from investment transactions	(15,263,614)	(18,529,991)	(4,927,057)	(25,066,826)
Net change in unrealized appreciation/depreciation on investments	3,937,456	(6,733,915)	1,249,455	(21,689,800)

Net realized/unrealized losses from investments	(11,326,158)	(25,263,906)	(3,677,602)	(46,756,626)

Change in net assets resulting from operations	$(11,508,261)	$(25,179,882)	$(3,667,129)	$(45,536,974)

See notes to the financial statements.

39

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Mid Cap Growth Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income (loss)	$(182,103)	$(587,430)
Net realized gains (losses) from investment transactions	(15,263,614)	1,048,287
Net change in unrealized appreciation/depreciation on investments	3,937,456	(23,039,529)

Change in net assets resulting from operations	(11,508,261)	(22,578,672)

Distributions to Class A Shareholders:
From net realized gains	(203,081)	(2,669,542)
Distributions to Class I Shareholders:
From net realized gains	(480,353)	(5,977,503)
Distributions to Class C Shareholders:
From net realized gains	(1,093)	(93,838)
Distributions to Class R Shareholders:
From net realized gains	(77)	(950)
Distributions to Class S Shareholders:
From net realized gains	(11,879)	(158,103)

Change in net assets resulting from shareholder distributions	(696,483)	(8,899,936)

Capital Transactions:
Proceeds from shares issued	12,364,104	16,760,254
Distributions reinvested	693,108	8,621,750
Cost of shares redeemed	(27,830,725)	(18,552,168)

Change in net assets resulting from capital transactions	(14,773,513)	6,829,836

Net decrease in net assets	(26,978,257)	(24,648,772)
Net Assets:
Beginning of year	88,114,184	112,762,956

End of year	$61,135,927	$88,114,184

Undistributed net investment income	$—	$—

Share Transactions:
Issued	1,594,665	1,358,824
Reinvested	98,610	682,843
Redeemed	(3,436,006)	(1,550,449)

Change in shares resulting from capital transactions	(1,742,731)	491,218

See notes to financial statements.

40

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Enterprise Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income (loss)	$84,024	$(527,754)
Net realized gains (losses) from investment transactions	(18,529,991)	22,026,591
Net change in unrealized appreciation/depreciation on investments	(6,733,915)	(92,810,629)

Change in net assets resulting from operations	(25,179,882)	(71,311,792)

Distributions to Class A Shareholders:
From net investment income	—	(10,365)
From net realized gains	(495,155)	(2,346,496)
Distributions to Class I Shareholders:
From net investment income	—	(144,910)
From net realized gains	(2,634,071)	(5,719,952)
Distributions to Class C Shareholders:
From net realized gains	(107,763)	(312,649)
Distributions to Class R Shareholders:
From net realized gains	(3,157)	(6,334)
Distributions to Class S Shareholders:
From net investment income	—	(890,190)
From net realized gains	(14,038,037)	(35,123,251)

Change in net assets resulting from shareholder distributions	(17,278,183)	(44,554,147)

Capital Transactions:
Proceeds from shares issued	6,901,058	20,372,415
Distributions reinvested	16,492,996	41,674,838
Cost of shares redeemed	(31,818,174)	(94,911,761)

Change in net assets resulting from capital transactions	(8,424,120)	(32,864,508)

Net decrease in net assets	(50,882,185)	(148,730,447)
Net Assets:
Beginning of year	197,574,077	346,304,524

End of year	$146,691,892	$197,574,077

Undistributed net investment income	$—	$—

Share Transactions:
Issued	601,047	1,028,150
Reinvested	1,609,996	2,045,189
Redeemed	(2,933,405)	(4,808,013)

Change in shares resulting from capital transactions	(722,362)	(1,734,674)

See notes to financial statements.

41

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income (loss)	$10,473	$(257,391)
Net realized gains (losses) from investment transactions	(4,927,057)	5,404,967
Net change in unrealized appreciation/depreciation on investments	1,249,455	(15,731,329)

Change in net assets resulting from operations	(3,667,129)	(10,583,753)

Distributions to Class A Shareholders:
From net realized gains	(74,015)	(232,299)
Distributions to Class I Shareholders:
From net investment income	—	(139)
From net realized gains	(7,995)	(17,547)
Distributions to Class C Shareholders:
From net realized gains	(36,301)	(95,888)
Distributions to Class R Shareholders:
From net realized gains	(1,085)	(2,759)
Distributions to Class S Shareholders:
From net investment income	—	(83,916)
From net realized gains	(4,126,465)	(10,649,049)

Change in net assets resulting from shareholder distributions	(4,245,861)	(11,081,597)

Capital Transactions:
Proceeds from shares issued	2,327,325	2,957,494
Distributions reinvested	4,099,727	10,709,260
Cost of shares redeemed	(4,760,895)	(12,429,543)

Change in net assets resulting from capital transactions	1,666,157	1,237,211

Net decrease in net assets	(6,246,833)	(20,428,139)
Net Assets:
Beginning of year	47,431,671	67,859,810

End of year	$41,184,838	$47,431,671

Undistributed net investment income	$—	$—

Share Transactions:
Issued	188,844	126,394
Reinvested	319,064	455,611
Redeemed	(335,315)	(504,754)

Change in shares resulting from capital transactions	172,593	77,251

See notes to financial statements.

42

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Microcap Value Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income	$1,219,652	$1,691,187
Net realized gains (losses) from investment transactions	(25,066,826)	14,845,377
Net change in unrealized appreciation/depreciation on investments	(21,689,800)	(91,772,336)

Change in net assets resulting from operations	(45,536,974)	(75,235,772)

Distributions to Class A Shareholders:
From net investment income	(28,683)	(26,401)
From net realized gains	(856,790)	(2,294,474)
Distributions to Class C Shareholders:
From net realized gains	(100,150)	(252,032)
Distributions to Class R Shareholders:
From net investment income	(643)	—
From net realized gains	(34,563)	(38,888)
Distributions to Class S Shareholders:
From net investment income	(1,244,104)	(1,248,605)
From net realized gains	(12,830,897)	(22,588,829)

Change in net assets resulting from shareholder distributions	(15,095,830)	(26,449,229)

Capital Transactions:
Proceeds from shares issued	63,361,145	163,492,450
Distributions reinvested	14,287,787	24,817,920
Cost of shares redeemed	(127,965,205)	(170,106,121)

Change in net assets resulting from capital transactions	(50,316,273)	18,204,249

Net decrease in net assets	(110,949,077)	(83,480,752)
Net Assets:
Beginning of year	282,983,102	366,463,854

End of year	$172,034,025	$282,983,102

Undistributed net investment income	$564,464	$860,778

Share Transactions:
Issued	6,040,956	8,656,491
Reinvested	1,445,020	1,322,173
Redeemed	(11,627,188)	(9,112,705)

Change in shares resulting from capital transactions	(4,141,212)	865,959

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS

RBC Mid Cap Growth Fund

(Selected data for a share outstanding throughout the years indicated)

		Investment Activities						Distributions
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2009	$10.18	(0.04	)(a)	(1.17)	(b	)	(1.21)	(0.08)	(0.08)	$8.89
Year Ended September 30, 2008	13.90	(0.09	)(a)	(2.52)	(b	)	(2.61)	(1.11)	(1.11)	10.18
Year Ended September 30, 2007	12.47	(0.10	)(a)	1.88	(b	)	1.78	(0.35)	(0.35)	13.90
Year Ended September 30, 2006	11.71	(0.08	)(a)	1.07	(b	)	0.99	(0.23)	(0.23)	12.47
Year Ended September 30, 2005	11.57	(0.14)		1.86	(b	)	1.72	(1.58)	(1.58)	11.71
Class I
Year Ended September 30, 2009	$10.58	(0.02	)(a)	(1.21)	(b	)	(1.23)	(0.08)	(0.08)	$9.27
Year Ended September 30, 2008	14.36	(0.06	)(a)	(2.61)	(b	)	(2.67)	(1.11)	(1.11)	10.58
Year Ended September 30, 2007	12.85	(0.07	)(a)	1.93	(b	)	1.86	(0.35)	(0.35)	14.36
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.10	(b	)	1.05	(0.23)	(0.23)	12.85
Year Ended September 30, 2005	11.81	(0.04)		1.84	(b	)	1.80	(1.58)	(1.58)	12.03
Class C
Year Ended September 30, 2009	$9.81	(0.09	)(a)	(1.14)	(b	)	(1.23)	(0.08)	(0.08)	$8.50
Year Ended September 30, 2008	13.53	(0.18	)(a)	(2.43)	(b	)	(2.61)	(1.11)	(1.11)	9.81
Year Ended September 30, 2007	12.24	(0.19	)(a)	1.83	(b	)	1.64	(0.35)	(0.35)	13.53
Year Ended September 30, 2006	11.59	(0.17	)(a)	1.05	(b	)	0.88	(0.23)	(0.23)	12.24
Year Ended September 30, 2005	11.53	(0.11)		1.75	(b	)	1.64	(1.58)	(1.58)	11.59
Class R
Year Ended September 30, 2009	$10.05	(0.06	)(a)	(1.15)	(b	)	(1.21)	(0.08)	(0.08)	$8.76
Year Ended September 30, 2008	13.77	(0.12	)(a)	(2.49)	(b	)	(2.61)	(1.11)	(1.11)	10.05
Year Ended September 30, 2007	12.39	(0.13	)(a)	1.86	(b	)	1.73	(0.35)	(0.35)	13.77
Year Ended September 30, 2006	11.67	(0.12	)(a)	1.07	(b	)	0.95	(0.23)	(0.23)	12.39
Year Ended September 30, 2005	11.55	(0.30)		2.00	(b	)	1.70	(1.58)	(1.58)	11.67
Class S
Year Ended September 30, 2009	$10.59	(0.02	)(a)	(1.21)	(b	)	(1.23)	(0.08)	(0.08)	$9.28
Year Ended September 30, 2008	14.38	(0.06	)(a)	(2.62)	(b	)	(2.68)	(1.11)	(1.11)	10.59
Year Ended September 30, 2007	12.86	(0.07	)(a)	1.94	(b	)	1.87	(0.35)	(0.35)	14.38
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.11	(b	)	1.06	(0.23)	(0.23)	12.86
Year Ended September 30, 2005	11.81	(0.02)		1.82	(b	)	1.80	(1.58)	(1.58)	12.03

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

44

FINANCIAL HIGHLIGHTS

RBC Mid Cap Growth Fund (cont.)

(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2009	(11.61)%	$19,421	1.35%	(0.47)%	1.88%	62%
Year Ended September 30, 2008	(20.14)%	25,483	1.32%	(0.74)%	1.68%	46%
Year Ended September 30, 2007	14.52%	33,887	1.35%	(0.78)%	1.72%	31%
Year Ended September 30, 2006	8.52%	43,803	1.35%	(0.66)%	1.73%	23%
Year Ended September 30, 2005	15.62%	45,359	1.32%	(0.80)%	1.75%	22%
Class I
Year Ended September 30, 2009	(11.36)%	$40,098	1.10%	(0.21)%	1.38%	62%
Year Ended September 30, 2008	(19.95)%	60,998	1.07%	(0.48)%	1.19%	46%
Year Ended September 30, 2007	14.89%	75,721	1.10%	(0.53)%	1.21%	31%
Year Ended September 30, 2006	8.71%	72,866	1.10%	(0.41)%	1.23%	23%
Year Ended September 30, 2005	16.02%	62,652	1.07%	(0.54)%	1.25%	22%
Class C
Year Ended September 30, 2009	(12.26)%	$98	2.10%	(1.21)%	2.38%	62%
Year Ended September 30, 2008	(20.72)%	129	2.07%	(1.52)%	2.16%	46%
Year Ended September 30, 2007	13.73%	1,265	2.10%	(1.52)%	2.23%	31%
Year Ended September 30, 2006	7.56%	2,054	2.10%	(1.40)%	2.22%	23%
Year Ended September 30, 2005	14.91%	370	2.09%	(1.53)%	2.28%	22%
Class R
Year Ended September 30, 2009	(11.76)%	$20	1.59%	(0.73)%	1.86%	62%
Year Ended September 30, 2008	(20.34)%	9	1.57%	(0.99)%	1.69%	46%
Year Ended September 30, 2007	14.30%	12	1.60%	(1.03)%	1.70%	31%
Year Ended September 30, 2006	8.12%	10	1.60%	(0.95)%	1.73%	23%
Year Ended September 30, 2005	15.47%	32	1.57%	(1.04)%	1.76%	22%
Class S
Year Ended September 30, 2009	(11.35)%	$1,501	1.10%	(0.22)%	1.38%	62%
Year Ended September 30, 2008	(19.94)%	1,495	1.06%	(0.49)%	1.18%	46%
Year Ended September 30, 2007	14.88%	1,878	1.10%	(0.53)%	1.21%	31%
Year Ended September 30, 2006	8.79%	1,870	1.10%	(0.41)%	1.23%	23%
Year Ended September 30, 2005	16.02%	1,515	1.08%	(0.52)%	1.27%	22%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the years indicated)

		Investment Activities						Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2009	$16.95	(0.02	)(a)	(1.98)	(b	)	(2.00)	—	(1.58)	(1.58)	$13.37
Year Ended September 30, 2008	25.86	(0.08	)(a)	(5.31)	(b	)	(5.39)	(0.02)	(3.50)	(3.52)	16.95
Year Ended September 30, 2007	25.12	0.03	(a)	2.95	(b	)	2.98	—	(2.24)	(2.24)	25.86
Year Ended September 30, 2006	26.46	(0.04	)(a)	1.80	(b	)	1.76	—	(3.10)	(3.10)	25.12
Year Ended September 30, 2005	23.81	(0.06)		3.66	(b	)	3.60	—	(0.95)	(0.95)	26.46
Class I
Year Ended September 30, 2009	$17.13	0.01	(a)	(1.99)	(b	)	(1.98)	—	(1.58)	(1.58)	$13.57
Year Ended September 30, 2008	26.10	(0.04	)(a)	(5.34)	(b	)	(5.38)	(0.09)	(3.50)	(3.59)	17.13
Year Ended September 30, 2007	25.31	0.09	(a)	2.96	(b	)	3.05	(0.02)	(2.24)	(2.26)	26.10
Year Ended September 30, 2006	26.57	0.02	(a)	1.82	(b	)	1.84	—	(3.10)	(3.10)	25.31
Year Ended September 30, 2005	23.85	(0.02)		3.69	(b	)	3.67	—	(0.95)	(0.95)	26.57
Class C
Year Ended September 30, 2009	$16.25	(0.10	)(a)	(1.93)	(b	)	(2.03)	—	(1.58)	(1.58)	$12.64
Year Ended September 30, 2008	25.09	(0.22	)(a)	(5.12)	(b	)	(5.34)	—	(3.50)	(3.50)	16.25
Year Ended September 30, 2007	24.62	(0.16	)(a)	2.87	(b	)	2.71	—	(2.24)	(2.24)	25.09
Year Ended September 30, 2006	26.17	(0.21	)(a)	1.76	(b	)	1.55	—	(3.10)	(3.10)	24.62
Year Ended September 30, 2005	23.74	(0.15)		3.53	(b	)	3.38	—	(0.95)	(0.95)	26.17
Class R
Year Ended September 30, 2009	$16.72	(0.06	)(a)	(1.95)	(b	)	(2.01)	—	(1.58)	(1.58)	$13.13
Year Ended September 30, 2008	25.59	(0.13	)(a)	(5.24)	(b	)	(5.37)	—	(3.50)	(3.50)	16.72
Year Ended September 30, 2007	24.95	(0.04	)(a)	2.92	(b	)	2.88	—	(2.24)	(2.24)	25.59
Year Ended September 30, 2006	26.35	(0.11	)(a)	1.81	(b	)	1.70	—	(3.10)	(3.10)	24.95
Year Ended September 30, 2005	23.78	(0.12)		3.64	(b	)	3.52	—	(0.95)	(0.95)	26.35
Class S
Year Ended September 30, 2009	$17.12	0.01	(a)	(1.99)	(b	)	(1.98)	—	(1.58)	(1.58)	$13.56
Year Ended September 30, 2008	26.09	(0.04	)(a)	(5.34)	(b	)	(5.38)	(0.09)	(3.50)	(3.59)	17.12
Year Ended September 30, 2007	25.30	0.09	(a)	2.96	(b	)	3.05	(0.02)	(2.24)	(2.26)	26.09
Year Ended September 30, 2006	26.56	0.02	(a)	1.82	(b	)	1.84	—	(3.10)	(3.10)	25.30
Year Ended September 30, 2005	23.85	(0.02)		3.68	(b	)	3.66	—	(0.95)	(0.95)	26.56

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

46

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (cont.)

(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2009	(8.83)%	$3,320	1.33%	(0.15)%	2.01%	20%
Year Ended September 30, 2008	(23.07)%	6,398	1.33%	(0.43)%	1.80%	23%
Year Ended September 30, 2007	12.40%	18,933	1.33%	0.09%	1.80%	22%
Year Ended September 30, 2006	7.72%	17,586	1.33%	(1.17)%	1.77%	27%
Year Ended September 30, 2005	15.34%	12,856	1.33%	(0.29)%	1.88%	33%
Class I
Year Ended September 30, 2009	(8.60)%	$25,543	1.08%	0.06%	1.50%	20%
Year Ended September 30, 2008	(22.82)%	29,388	1.08%	(0.19)%	1.31%	23%
Year Ended September 30, 2007	12.62%	43,096	1.08%	0.35%	1.30%	22%
Year Ended September 30, 2006	8.02%	34,478	1.08%	0.08%	1.27%	27%
Year Ended September 30, 2005	15.61%	29,554	1.08%	(0.08)%	1.36%	33%
Class C
Year Ended September 30, 2009	(9.47)%	$778	2.08%	(0.92)%	2.50%	20%
Year Ended September 30, 2008	(23.61)%	1,269	2.08%	(1.19)%	2.30%	23%
Year Ended September 30, 2007	11.50%	2,356	2.08%	(0.66)%	2.30%	22%
Year Ended September 30, 2006	6.93%	2,366	2.08%	(0.86)%	2.26%	27%
Year Ended September 30, 2005	14.43%	801	2.08%	(1.01)%	2.39%	33%
Class R
Year Ended September 30, 2009	(9.04)%	$42	1.57%	(0.51)%	1.98%	20%
Year Ended September 30, 2008	(23.23)%	41	1.57%	(0.70)%	1.81%	23%
Year Ended September 30, 2007	12.06%	53	1.58%	(0.18)%	1.80%	22%
Year Ended September 30, 2006	7.50%	52	1.58%	(0.44)%	1.77%	27%
Year Ended September 30, 2005	15.01%	59	1.58%	(0.54)%	1.88%	33%
Class S
Year Ended September 30, 2009	(8.60)%	$117,009	1.08%	0.08%	1.51%	20%
Year Ended September 30, 2008	(22.83)%	160,478	1.08%	(0.19)%	1.31%	23%
Year Ended September 30, 2007	12.62%	281,867	1.08%	0.33%	1.30%	22%
Year Ended September 30, 2006	8.02%	304,960	1.08%	0.06%	1.27%	27%
Year Ended September 30, 2005	15.57%	327,641	1.08%	(0.08)%	1.36%	33%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

47

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the years indicated)

		Investment Activities						Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2009	$21.27	(0.03	)(a)	(2.17)	(b	)	(2.20)	—	(2.03)	(2.03)	$17.04
Year Ended September 30, 2008	31.72	(0.17	)(a)	(4.79)	(b	)	(4.96)	—	(5.49)	(5.49)	21.27
Year Ended September 30, 2007	31.74	0.16	(a)	3.34	(b	)	3.50	(0.11)	(3.41)	(3.52)	31.72
Year Ended September 30, 2006	32.96	(0.15	)(a)	4.03	(b	)	3.88	—	(5.10)	(5.10)	31.74
Year Ended September 30, 2005	32.59	(0.24)		3.10	(b	)	2.86	—	(2.49)	(2.49)	32.96
Class C
Year Ended September 30, 2009	$20.47	(0.13	)(a)	(2.13)	(b	)	(2.26)	—	(2.03)	(2.03)	$16.18
Year Ended September 30, 2008	30.86	(0.34	)(a)	(4.56)	(b	)	(4.90)	—	(5.49)	(5.49)	20.47
Year Ended September 30, 2007	31.08	(0.12	)(a)	3.31	(b	)	3.19	—	(3.41)	(3.41)	30.86
Year Ended September 30, 2006	32.59	(0.38	)(a)	3.97	(b	)	3.59	—	(5.10)	(5.10)	31.08
Year Ended September 30, 2005	32.47	(0.24)		2.85	(b	)	2.61	—	(2.49)	(2.49)	32.59
Class R
Year Ended September 30, 2009	$21.06	(0.08	)(a)	(2.14)	(b	)	(2.22)	—	(2.03)	(2.03)	$16.81
Year Ended September 30, 2008	31.44	(0.23	)(a)	(4.66)	(b	)	(4.89)	—	(5.49)	(5.49)	21.06
Year Ended September 30, 2007	31.50	0.07	(a)	3.32	(b	)	3.39	(0.04)	(3.41)	(3.45)	31.44
Year Ended September 30, 2006	32.81	(0.23	)(a)	4.02	(b	)	3.79	—	(5.10)	(5.10)	31.50
Year Ended September 30, 2005	32.54	(0.28)		3.04	(b	)	2.76	—	(2.49)	(2.49)	32.81
Class S
Year Ended September 30, 2009	$21.55	0.01	(a)	(2.18)	(b	)	(2.17)	—	(2.03)	(2.03)	$17.35
Year Ended September 30, 2008	31.94	(0.11	)(a)	(4.75)	(b	)	(4.86)	(0.04)	(5.49)	(5.53)	21.55
Year Ended September 30, 2007	31.95	0.23	(a)	3.36	(b	)	3.59	(0.19)	(3.41)	(3.60)	31.94
Year Ended September 30, 2006	33.06	(0.07	)(a)	4.06	(b	)	3.99	—	(5.10)	(5.10)	31.95
Year Ended September 30, 2005	32.62	(0.19)		3.12	(b	)	2.93	—	(2.49)	(2.49)	33.06

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

48

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund (cont.)

(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2009	(7.07)%	$656	1.55%	(0.20)%	2.65%	47%
Year Ended September 30, 2008	(17.15)%	1,046	1.54%	(0.71)%	2.27%	47%
Year Ended September 30, 2007	11.86%	1,401	1.55%	0.49%	2.13%	44%
Year Ended September 30, 2006	13.85%	2,382	1.55%	(0.49)%	2.15%	35%
Year Ended September 30, 2005	8.67%	2,793	1.55%	(0.77)%	2.13%	33%
Class C
Year Ended September 30, 2009	(7.70)%	$297	2.30%	(0.96)%	3.16%	47%
Year Ended September 30, 2008	(17.52)%	384	2.29%	(1.47)%	2.76%	47%
Year Ended September 30, 2007	11.01%	570	2.30%	(0.41)%	2.62%	44%
Year Ended September 30, 2006	13.01%	366	2.30%	(1.24)%	2.65%	35%
Year Ended September 30, 2005	7.89%	473	2.30%	(1.47)%	2.64%	33%
Class R
Year Ended September 30, 2009	(7.25)%	$26	1.79%	(0.56)%	2.65%	47%
Year Ended September 30, 2008	(17.07)%	11	1.79%	(0.96)%	2.26%	47%
Year Ended September 30, 2007	11.52%	16	1.80%	0.21%	2.12%	44%
Year Ended September 30, 2006	13.61%	15	1.80%	(0.73)%	2.15%	35%
Year Ended September 30, 2005	8.36%	18	1.80%	(1.01)%	2.15%	33%
Class S
Year Ended September 30, 2009	(6.81)%	$40,205	1.30%	0.04%	2.16%	47%
Year Ended September 30, 2008	(16.68)%	45,905	1.29%	(0.46)%	1.76%	47%
Year Ended September 30, 2007	12.10%	65,771	1.30%	0.70%	1.62%	44%
Year Ended September 30, 2006	14.18%	64,750	1.30%	(0.22)%	1.65%	35%
Year Ended September 30, 2005	8.89%	68,071	1.30%	(0.53)%	1.63%	33%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

49

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the years indicated)

		Investment Activities						Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2009	$16.38	0.05	(a)	(2.30)	(b	)	(2.25)	(0.03)	(0.95)	(0.98)	$13.15
Year Ended September 30, 2008	22.34	0.05	(a)	(4.49)	(b	)	(4.44)	(0.02)	(1.50)	(1.52)	16.38
Year Ended September 30, 2007	22.17	0.03	(a)	1.68	(b	)	1.71	—	(1.54)	(1.54)	22.34
Year Ended September 30, 2006	21.52	0.00	(a)	2.53	(b	)	2.53	(0.04)	(1.84)	(1.88)	22.17
Year Ended September 30, 2005	18.83	0.07		3.57	(b	)	3.64	(0.15)	(0.80)	(0.95)	21.52
Class C
Year Ended September 30, 2009	$15.86	(0.03	)(a)	(2.24)	(b	)	(2.27)	—	(0.95)	(0.95)	$12.64
Year Ended September 30, 2008	21.82	(0.08	)(a)	(4.38)	(b	)	(4.46)	—	(1.50)	(1.50)	15.86
Year Ended September 30, 2007	21.84	(0.13	)(a)	1.65	(b	)	1.52	—	(1.54)	(1.54)	21.82
Year Ended September 30, 2006	21.33	(0.16	)(a)	2.51	(b	)	2.35	—	(1.84)	(1.84)	21.84
Year Ended September 30, 2005	18.77	(0.08)		3.54	(b	)	3.46	(0.10)	(0.80)	(0.90)	21.33
Class R
Year Ended September 30, 2009	$16.26	0.04	(a)	(2.30)	(b	)	(2.26)	(0.02)	(0.95)	(0.97)	$13.03
Year Ended September 30, 2008	22.21	0.01	(a)	(4.46)	(b	)	(4.45)	—	(1.50)	(1.50)	16.26
Year Ended September 30, 2007	22.11	(0.02	)(a)	1.66	(b	)	1.64	—	(1.54)	(1.54)	22.21
Year Ended September 30, 2006	21.47	(0.06	)(a)	2.54	(b	)	2.48	—	(1.84)	(1.84)	22.11
Year Ended September 30, 2005	18.81	(0.03)		3.60	(b	)	3.57	(0.11)	(0.80)	(0.91)	21.47
Class S
Year Ended September 30, 2009	$16.47	0.08	(a)	(2.32)	(b	)	(2.24)	(0.09)	(0.95)	(1.04)	$13.19
Year Ended September 30, 2008	22.47	0.10	(a)	(4.52)	(b	)	(4.42)	(0.08)	(1.50)	(1.58)	16.47
Year Ended September 30, 2007	22.27	0.09	(a)	1.68	(b	)	1.77	(0.03)	(1.54)	(1.57)	22.47
Year Ended September 30, 2006	21.59	0.05	(a)	2.55	(b	)	2.60	(0.08)	(1.84)	(1.92)	22.27
Year Ended September 30, 2005	18.86	0.04		3.65	(b	)	3.69	(0.16)	(0.80)	(0.96)	21.59

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

50

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)

(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2009	(11.74)%	$8,358	1.32%	0.50%	1.87%	17%
Year Ended September 30, 2008	(20.74)%	19,641	1.31%	0.29%	1.74%	18%
Year Ended September 30, 2007	7.68%	43,004	1.32%	0.14%	1.78%	17%
Year Ended September 30, 2006	12.67%	29,186	1.33%	0.01%	1.74%	20%
Year Ended September 30, 2005	19.62%	10,328	1.33%	(0.04)%	1.73%	8%
Class C
Year Ended September 30, 2009	(12.36)%	$1,124	2.07%	(0.25)%	2.37%	17%
Year Ended September 30, 2008	(21.34)%	1,723	2.06%	(0.45)%	2.23%	18%
Year Ended September 30, 2007	6.89%	3,981	2.07%	(0.60)%	2.28%	17%
Year Ended September 30, 2006	11.86%	2,073	2.08%	(0.73)%	2.25%	20%
Year Ended September 30, 2005	18.72%	506	2.08%	(0.77)%	2.22%	8%
Class R
Year Ended September 30, 2009	(11.95)%	$87	1.56%	0.38%	1.88%	17%
Year Ended September 30, 2008	(20.93)%	578	1.57%	0.06%	1.77%	18%
Year Ended September 30, 2007	7.42%	532	1.57%	(0.08)%	1.78%	17%
Year Ended September 30, 2006	12.42%	164	1.59%	(0.27)%	1.73%	20%
Year Ended September 30, 2005	19.27%	143	1.57%	(0.27)%	1.72%	8%
Class S
Year Ended September 30, 2009	(11.47)%	$162,465	1.07%	0.76%	1.37%	17%
Year Ended September 30, 2008	(20.53)%	261,041	1.07%	0.56%	1.26%	18%
Year Ended September 30, 2007	7.95%	318,947	1.07%	0.39%	1.27%	17%
Year Ended September 30, 2006	12.97%	261,594	1.09%	0.24%	1.23%	20%
Year Ended September 30, 2005	19.89%	232,912	1.07%	0.23%	1.22%	8%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

51

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1. Organization

RBC Funds Trust (“the Trust”) (formerly known as Tamarack Funds Trust) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following four investment portfolios (“Funds”):

•	RBC Mid Cap Growth Fund (“Mid Cap Growth Fund”)

•	RBC Enterprise Fund (“Enterprise Fund”)

•	RBC Small Cap Core Fund (“Small Cap Core Fund”)

•	RBC Microcap Value Fund (“Microcap Value Fund”)

The Mid Cap Growth and Enterprise Funds offer five share classes: Class A, Class C, Class R, Class I and Class S shares. The Small Cap Core and Microcap Value Funds offer four share classes: Class A, Class C, Class R and Class S shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class R shares (available to certain 401(k) and other employer-sponsored retirement plans), Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009, acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of Voyageur or its affiliates or of PNC Global Investment Servicing (U.S.) Inc. (“PNC”).

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

Equity securities are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board of Trustees (the “Board”). Equity securities traded on one or more U.S. exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the valuation time. Valuation time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). If there was no sale on the primary exchange on the day the net asset value is calculated, the most recent bid quotation generally will be used. In cases where neither closing prices nor bid prices are available, or where those prices do not accurately reflect the value of the security, a security will be valued in accordance with the Funds’ approved pricing and valuation procedures to determine a security’s fair value. These procedures are also used to determine the fair value of a security if a significant event occurs that materially affects the value of the security. Investments in open-end investment companies are valued at net asset value. Short-term securities with less than 60 days to maturity at time of purchase are valued at amortized cost.

52

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

Various input levels are used in determining the fair value of investments which are as follows:

•	Level 1 - quoted prices in active markets for identical securities.

•	Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2009 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Mid Cap Growth Fund	$61,337,068	(a)	$—		$—	$61,337,068
Enterprise Fund	147,189,456	(a)	—		—	147,189,456
Small Cap Core Fund	41,168,326	(a)	—		—	41,168,326
Microcap Value Fund	171,583,838	(a)	238,175	(b)	—	171,822,013

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedules of Portfolio Investments.
(b)	Represents a security held in the consumer discretionary category of the Schedule of Portfolio Investments.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Microcap Value Fund (Common Stocks-Industrials)
Balance as of 09/30/08 (market value)	$86,420
Change in unrealized (depreciation) *	(86,420)

Balance as of 09/30/09 (market value)	$—

*	Net change in unrealized appreciation/(depreciation) in level 3 securities still held at September 30, 2009.

The Funds did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2009.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by Wells Fargo Bank Minnesota N.A. the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have

53

NOTES TO FINANCIAL STATEMENTS

procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no Repurchase Agreements held at September 30, 2009.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or adviser fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the period, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends and capital gains on each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, foreign currency transactions, distribution redisignations and prior year spillbacks ), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the year ended September 30, 2009, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Net Investment Income	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Mid Cap Growth Fund	$(182,114)	$182,103	$11
Enterprise Fund	(105,311)	(84,024)	189,335
Small Cap Core Fund	(129,579)	(10,473)	140,052
Microcap Value Fund	(2,374)	(242,536)	244,910

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with Voyageur under which Voyageur manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, Voyageur is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
Mid Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 million Over $30 million	1.40 0.90	% %
Small Cap Core Fund	Up to $30 million Over $30 million	1.40 0.90	% %
Microcap Value Fund	All Net Assets	0.90%

54

NOTES TO FINANCIAL STATEMENTS

Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S shares of each Fund and Class I shares of each Fund (except Small Cap Core Fund and Microcap Value Fund, which do not offer Class I shares) to the following levels. This expense limitation agreement is in place from February 1, 2009 until January 31, 2010.

Annual Rate
Mid Cap Growth Fund	1.10%
Enterprise Fund	1.08%
Small Cap Core Fund	1.30%
Microcap Value Fund	1.07%

Classes A, C, and R vary from these limits only by the addition of class-specific 12b-1 fees. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by Voyageur, any expenses in excess of the expense limitation and repay Voyageur such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation stated above. At September 30, 2009, the amounts subject to possible recoupment under the expense limitation agreement are $176,347, $545,011, $284,522 and $488,084 for Mid Cap Growth Fund, Enterprise Fund, Small Cap Core Fund and Microcap Value Fund respectively.

Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur serves as co-administrator to the Funds. PNC serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, Voyageur receives from each Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. PNC receives a fee for its services payable by the Funds based on the Funds’ average net assets. Voyageur’s fee is listed as “Administration fees” in the Statements of Operations. PNC’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $20,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acts as the Funds’ distributor. The Distributor is an affiliate of

55

NOTES TO FINANCIAL STATEMENTS

Voyageur. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A		Class C	Class R
12b-1 Plan Fee	0.25	%*	1.00%	0.50%

*	The maximum Plan fee rate for Class A shares is 0.50%. The Distributor is contractually waiving 0.25% of the total 0.50% Plan fee for Class A at least through January 31, 2010.

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

For the year ended September 30, 2009, the Distributor received commissions of $6,946 from front-end sales charges of Class A shares of the Funds, of which $1,316 was paid to affiliated broker-dealers, the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor. The Distributor also received $1,004 from CDSC fees from Class C shares of the Funds. The Distributor received no CDSC fees from Class A shares of the Funds during the year ended September 30, 2009.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period ended September 30, 2009 were as follows:

	Purchases	Sales
Mid Cap Growth Fund	$39,573,372	$56,066,664
Enterprise Fund	25,789,975	51,288,353
Small Cap Core Fund	15,729,437	18,814,850
Microcap Value Fund	29,118,875	85,664,284

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, certain of the Funds use directed brokerage transactions through LJR Recapture Services (“LJR”) and its correspondent brokers. A portion of the commissions paid for portfolio transactions under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

56

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized on the following pages:

	Mid Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,124,337	$2,906,833	$129,212	$756,580
Distributions reinvested	200,982	2,640,566	447,890	2,151,734
Cost of shares redeemed	(3,925,430)	(4,652,827)	(2,033,733)	(9,459,263)

Change in Class A	$(2,600,111)	$894,572	$(1,456,631)	$(6,550,949)

Class I
Proceeds from shares issued	$10,903,862	$13,518,790	$2,115,474	$2,778,617
Distributions reinvested	479,097	5,730,436	2,634,071	5,864,860
Cost of shares redeemed	(23,718,249)	(12,600,472)	(3,145,900)	(6,897,094)

Change in Class I	$(12,335,290)	$6,648,754	$1,603,645	$1,746,383

Class C
Proceeds from shares issued	$999	$—	$73,450	$145,451
Distributions reinvested	1,093	91,961	104,090	298,946
Cost of shares redeemed	(15,169)	(976,575)	(393,832)	(717,448)

Change in Class C	$(13,077)	$(884,614)	$(216,292)	$(273,051)

Class R
Proceeds from shares issued	$11,802	$—	$13,878	$15,119
Distributions reinvested	77	948	694	868
Cost of shares redeemed	(3,271)	(22)	(10,625)	(11,564)

Change in Class R	$8,608	$926	$3,947	$4,423

(cont)
Class S
Proceeds from shares issued	$323,104	$334,631	$4,569,044	$16,676,648
Distributions reinvested	11,859	157,839	13,306,251	33,358,430
Cost of shares redeemed	(168,606)	(322,272)	(26,234,084)	(77,826,392)

Change in Class S	$166,357	$170,198	$(8,358,789)	$(27,791,314)

Change in net assets resulting from capital transactions	$(14,773,513)	$6,829,836	$(8,424,120)	$(32,864,508)

57

NOTES TO FINANCIAL STATEMENTS

	Mid Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
SHARE TRANSACTIONS:
Class A
Issued	157,679	246,121	10,991	37,961
Reinvested	29,383	214,331	44,214	106,311
Redeemed	(507,416)	(394,814)	(184,327)	(499,159)

Change in Class A	(320,354)	65,638	(129,122)	(354,887)

Class I
Issued	1,396,055	1,087,452	193,198	141,476
Reinvested	67,384	448,391	256,732	287,493
Redeemed	(2,906,050)	(1,040,588)	(282,883)	(364,198)

Change in Class I	(1,442,611)	495,255	167,047	64,771

Class C
Issued	151	—	7,560	7,358
Reinvested	166	7,702	10,809	15,323
Redeemed	(1,965)	(88,051)	(34,862)	(38,513)

Change in Class C	(1,648)	(80,349)	(16,493)	(15,832)

Class R
Issued	1,757	—	1,576	858
Reinvested	11	78	70	43
Redeemed	(461)	(2)	(940)	(522)

Change in Class R	1,307	76	706	379

Class S
Issued	39,023	25,251	387,721	840,497
Reinvested	1,666	12,341	1,298,171	1,636,019
Redeemed	(20,114)	(26,994)	(2,430,392)	(3,905,621)

Change in Class S	20,575	10,598	(744,500)	(1,429,105)

58

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$90,664	$192,481	$905,750	$6,065,076
Distributions reinvested	69,291	225,429	629,432	1,658,167
Cost of shares redeemed	(314,173)	(304,470)	(7,457,672)	(22,030,260)

Change in Class A	$(154,218)	$113,440	$(5,922,490)	$(14,307,017)

Class I
Proceeds from shares issued	$12,932	$—	$—	$—
Distributions reinvested	7,995	17,685	—	—
Cost of shares redeemed	(62,528)	—	—	—

Change in Class I	$(41,601)	$17,685	$—	$—

Class C
Proceeds from shares issued	$18,057	$—	$61,996	$298,348
Distributions reinvested	36,301	95,884	88,784	226,017
Cost of shares redeemed	(65,101)	(92,187)	(355,759)	(1,830,778)

Change in Class C	$(10,743)	$3,697	$(204,979)	$(1,306,413)

Class R
Proceeds from shares issued	$12,880	$—	$136,538	$367,046
Distributions reinvested	358	784	35,127	38,764
Cost of shares redeemed	(2,080)	(16)	(514,658)	(185,753)

Change in Class R	$11,158	$768	$(342,993)	$220,057

Class S
Proceeds from shares issued	$2,192,792	$2,765,013	$62,256,861	$156,761,980
Distributions reinvested	3,985,782	10,369,478	13,534,444	22,894,972
Cost of shares redeemed	(4,317,013)	(12,032,870)	(119,637,116)	(146,059,330)

Change in Class S	$1,861,561	$1,101,621	$(43,845,811)	$33,597,622

Change in net assets resulting from capital transactions	$1,666,157	$1,237,211	$(50,316,273)	$18,204,249

SHARE TRANSACTIONS:
Class A
Issued	6,602	8,061	86,004	328,343
Reinvested	5,473	9,688	63,644	88,577
Redeemed	(22,761)	(12,732)	(713,282)	(1,142,761)

Change in Class A	(10,686)	5,017	(563,634)	(725,841)

Class I
Issued	928	—	—	—
Reinvested	622	752	—	—
Redeemed	(5,497)	—	—	—

Change in Class I	(3,947)	752	—	—

Class C
Issued	1,421	—	5,751	15,814
Reinvested	3,005	4,257	9,297	12,398
Redeemed	(4,793)	(3,976)	(34,791)	(102,018)

Change in Class C	(367)	281	(19,743)	(73,806)

59

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
(cont)
Class R
Issued	1,194	—	13,272	19,673
Reinvested	28	35	3,581	2,083
Redeemed	(205)	(1)	(45,703)	(10,165)

Change in Class R	1,017	34	(28,850)	11,591

Class S
Issued	178,699	118,333	5,935,929	8,292,661
Reinvested	309,936	440,880	1,368,498	1,219,115
Redeemed	(302,059)	(488,046)	(10,833,412)	(7,857,761)

Change in Class S	186,576	71,167	(3,528,985)	1,654,015

Change in shares resulting from capital transactions	172,593	77,251	(4,141,212)	865,959

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of September 30, 2009, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid Cap Growth Fund	$54,779,114	$11,095,763	$(4,537,809)	$6,557,954
Enterprise Fund	156,933,562	33,299,632	(43,043,738)	(9,744,106)
Small Cap Core Fund	36,355,954	9,515,832	(4,703,460)	4,812,372
Microcap Value Fund	219,963,375	28,626,693	(76,768,055)	(48,141,362)

The tax character of distributions during the fiscal year ended September 30, 2009 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Mid Cap Growth Fund	$—	$696,483	$696,483	$696,483
Enterprise Fund	—	17,278,183	17,278,183	17,278,183
Small Cap Core Fund	—	4,245,861	4,245,861	4,245,861
Microcap Value Fund	1,990,394	13,105,436	15,095,830	15,095,830

60

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the fiscal year ended September 30, 2008 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid*
Mid Cap Growth Fund	$—	$8,899,936	$8,899,936	$8,899,936
Enterprise Fund	5,347,268	39,206,879	44,554,147	44,554,147
Small Cap Core Fund	612,109	10,469,488	11,081,597	11,081,597
Microcap Value Fund	4,259,319	22,189,910	26,449,229	26,449,229

As of September 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
Mid Cap Growth Fund	$—	$—	$(1,284,433)	$(12,133,643)	$6,557,954	$(6,860,122)
Enterprise Fund	—	—	(81,333)	(17,369,834)	(9,744,106)	(27,195,273)
Small Cap Core Fund	—	—	(547,840)	(3,845,580)	4,812,372	418,952
Microcap Value Fund	686,792	686,792	(1,092,919)	(23,959,367)	(48,141,362)	(72,506,856)

As of September 30, 2009, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	Capital Loss Carryforward	Expires
Mid Cap Growth Fund	1,284,433	2017
Enterprise Fund	81,333	2017
Small Cap Core Fund	547,840	2017
Microcap Value Fund	1,092,919	2017

8. Market Timing

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by Voyageur. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the statement of changes in net assets.

61

NOTES TO FINANCIAL STATEMENTS

During the year ended September 30, 2009, the redemption fees collected by each Fund were as follows:

Redemption Fees
Mid Cap Growth Fund	$702
Enterprise Fund	989
Small Cap Core Fund	39
Microcap Value Fund	7,146

9. Soft Dollars

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. Voyageur has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2009, certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through November 24, 2009, the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in the financial statements.

On October 16, 2009, the Board of Trustees approved a name change of the Tamarack Mid Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Small Cap Core Fund and Tamarack Microcap Value Fund to RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund and RBC Microcap Value Fund, respectively. The changes to the Fund names had no effect on the investment strategies or risks of the Fund or the Index construction or methodology. The ticker symbols will remain the same and CUSIP numbers will change.

62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust (formerly Tamarack Funds Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, and RBC Microcap Value Fund (the “Funds”), four of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the RBC Funds Trust referred to above as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 24, 2009

63

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2009, the following Funds have qualified dividend income percentages of:

Qualified Dividend Income
Microcap Value Fund	100%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2009 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Microcap Value Fund	100%

For the year ended September 30, 2009 the following Funds had net long term capital gains:

Net Long Term Capital Gains
Mid Cap Growth Fund	$696,483
Enterprise Fund	$17,278,183
Small Cap Core Fund	$4,245,861
Microcap Value Fund	$13,105,436

64

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (68)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

Ronald James (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (60)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (67)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee; since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

65

MANAGEMENT (Unaudited)

Independent Trustees(1)

James R. Seward (56)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (64)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: J.E. Dunn Vermont Assurance

Interested Trustees(1)

Erik R. Preus (44)(2)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006-present); Head, Strategic Relationships Group, Voyageur Asset Management (2009-present); Head of Retail Asset Management, Voyageur Asset Management (2006-2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Executive Officers(1)

Erik R. Preus (44)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006 Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, Voyageur Asset Management (2009-present); Head of Retail Asset Management, Voyageur Asset Management (2006-2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)

James A. Gallo (45)

Address: PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, PNC Global Investment Servicing (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

66

MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Hegna (42)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, Voyageur Asset Management (2009-present); Senior Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis-Mutual Funds, Ameriprise Financial (2001-2005)

Kathleen A. Gorman (45)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust(2006-present); Chief Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (2002-2004)

Lee Greenhalgh (38)

Position Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets Corporation (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004)

John M. Huber (41)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004)

Gordon Telfer (43)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since October 2009; Portfolio Strategist, from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., Voyageur Asset Management (June 2009 to present); Head of Growth Equities, Voyageur Asset Management (2008-2009); Senior Portfolio Manager, Voyageur Asset Management (2004-2008); Managing Director, Voyageur Asset Management (2007-present); Vice President, Voyageur Asset Management (2004-2007)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

67

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer up to five share classes. These five share classes are the A, C, R, I, and S classes.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 50 bps, but the Funds’ distributor is currently voluntarily waiving 25 bps. The Distributor currently has no plans to discontinue this waiver.) Class A shares have a higher up-front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) C Class shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher service and distribution fee, have higher annual expenses than A Class shares.

Class R

Class R shares are available for purchase through employer-sponsored or 401(k) retirement plans for which omnibus or program-level accounts are held on the books of the Funds. Class R shares have no up-front sales charge (load), but are subject to a 0.50% (50 bps) 12b-1 service and distribution fee. Class R shares currently have annual expenses between Class A and Class C share expenses.

Class S

Class S shares are available to investors purchasing shares directly through the Fund or its agent, BFDS, or through certain fee-based programs of broker-dealers or registered investment advisors. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the Mid Cap Growth and Enterprise Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing RBC Funds shares through a financial services intermediary, the question as to which share class, A or C, is the better choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

68

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/09-9/30/09	Annualized Expense Ratio During Period 4/1/09-9/30/09
Mid Cap Growth Fund	Class A	$1,000.00	$1,268.20	$7.68	1.35%
	Class I	1,000.00	1,269.90	6.26	1.10%
	Class C	1,000.00	1,263.00	11.91	2.10%
	Class R	1,000.00	1,265.90	9.03	1.59%
	Class S	1,000.00	1,271.20	6.26	1.10%

Enterprise Fund	Class A	1,000.00	1,488.90	8.30	1.33%
	Class I	1,000.00	1,491.20	6.74	1.08%
	Class C	1,000.00	1,483.60	12.95	2.08%
	Class R	1,000.00	1,487.00	9.85	1.58%
	Class S	1,000.00	1,491.80	6.75	1.08%

Small Cap Core Fund	Class A	1,000.00	1,532.40	9.84	1.55%
	Class C	1,000.00	1,527.90	14.58	2.30%
	Class R	1,000.00	1,531.00	11.42	1.80%
	Class S	1,000.00	1,534.00	8.26	1.30%

Microcap Value Fund	Class A	1,000.00	1,504.60	8.29	1.32%
	Class C	1,000.00	1,499.40	12.97	2.07%
	Class R	1,000.00	1,502.90	9.73	1.55%
	Class S	1,000.00	1,507.40	6.73	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

69

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/09-9/30/09	Annualized Expense Ratio During Period 4/1/09-9/30/09
Mid Cap Growth Fund	Class A	$1,000.00	$1,018.30	$6.83	1.35%
	Class I	1,000.00	1,019.55	5.57	1.10%
	Class C	1,000.00	1,014.54	10.61	2.10%
	Class R	1,000.00	1,017.10	8.04	1.59%
	Class S	1,000.00	1,019.55	5.57	1.10%

Enterprise Fund	Class A	1,000.00	1,018.40	6.73	1.33%
	Class I	1,000.00	1,019.65	5.47	1.08%
	Class C	1,000.00	1,014.64	10.50	2.08%
	Class R	1,000.00	1,017.15	7.99	1.58%
	Class S	1,000.00	1,019.65	5.47	1.08%

Small Cap Core Fund	Class A	1,000.00	1,017.30	7.84	1.55%
	Class C	1,000.00	1,013.54	11.61	2.30%
	Class R	1,000.00	1,016.04	9.10	1.80%
	Class S	1,000.00	1,018.55	6.58	1.30%

Microcap Value Fund	Class A	1,000.00	1,018.45	6.68	1.32%
	Class C	1,000.00	1,014.69	10.45	2.07%
	Class R	1,000.00	1,017.30	7.84	1.55%
	Class S	1,000.00	1,019.70	5.42	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

70

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September, 2009, after evaluating the services provided by Voyageur Asset Management Inc. (the “Advisor”) and reviewing the performance, fees and expenses of each Fund, the RBC Funds’ Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each of the Funds for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by the Advisor, including information prepared by an independent third-party consultant as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds prepared by the consultant. The Trustees also received reports from the Advisor regarding other investment companies it advised, including the advisory fees paid, as well as other advisory client accounts and their related fees. The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Funds. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

With regard to Fund performance, the Trustees recognized that the more conservative, higher quality, investment approach used for the Enterprise Fund appropriately accounted for the top quartile performance relative to peer funds in the most recent year, the fourth quartile performance for the trailing three and five year periods, and the second quartile performance over the longer term. Similarly, the Microcap Value Fund’s higher quality focus accounted for its underperformance relative to its peers. The Trustees believed that each of these Funds’ risk-adjusted performance was consistent with its investment mandate. The performance of the Small Cap Core Fund was favorable in relative terms and the Trustees recognized the Advisor’s management and trading expertise that contributed to that Fund’s success. The Mid Cap Growth Fund performance had improved to the second quintile consistent with market conditions and its focus on higher quality companies. In considering the quality of the services performed for each Fund by the Advisor, the Trustees discussed the research capabilities and fundamental analysis performed by the firm and also considered the portfolio management experience of the Advisor’s staff, its compliance structure and systems, financial strength, and its implementation of strategic initiatives geared toward the success of the Funds.

With regard to Fund expenses, the Trustees also reviewed and approved the Advisor’s proposal to continue for an additional year all existing fee waiver and expense limitation arrangements in order to limit operating expenses. The overall expenses of the Funds after the expense limitation arrangements placed all of the Funds in the most favorable quintile ranking, except for the Small Cap Core Fund, which was in the third quintile.

71

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and expense limitation arrangements for the Funds. In arriving at their decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

72

RBC Funds

P.O. Box 219757

Kansas City, MO 64121-9757

800-422-2766

www.voyageur.net

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2009.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Tamarack Distributors Inc.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-09

	RBC Funds (formerly known as Tamarack Funds)

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of holdings.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and additional performance information are available on our website at www.voyageur.net.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

	Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

	A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of Contents
	Letter from the CIO of Fixed Income	1
	Money Market Portfolio Managers	3
	Performance Summary	5
	Schedules of Portfolio Investments	8
	Financial Statements
	- Statements of Assets and Liabilities	40
	- Statements of Operations	44
	- Statements of Changes in Net Assets	46
	Financial Highlights	51
	Notes to Financial Statements	56
	Report of Independent Registered Public Accounting Firm	66
	Other Federal Income Tax Information	67
	Management	68
	Supplemental Information	71
	Approval of Investment Advisory Fees	73

LETTER FROM THE CIO OF FIXED INCOME

As we look back, it’s important to appreciate just how far the U.S. fixed income market has bounced back from the economic crisis that defined much of the past year. What began in the subprime mortgage market triggered a series of events that destroyed much of the securitized market, brought down storied financial institutions, pushed the automobile industry into government control, froze the supply of new credit and resulted in the loss of millions of American jobs. However, since early March, strong momentum has been building across the financial markets and investor psychology has turned very positive over the second half of the year. In fact, corporate bond spreads have returned to pre-Lehman crisis levels as stronger than expected second quarter earnings and firming economic reports buoyed investor sentiment. Lower interest rates pushed bond prices higher and supported stronger performance across the riskier portions of the equity and debt markets.

Large portions of the global financial system are working through the painful process of de-leveraging and therefore issuing less debt. At the same time, high quality non-financial issuers are taking advantage of low absolute yields to term out their debt and reduce their reliance on short-term funding. The supply of short-term debt instruments available for investment, as measured by total dollars outstanding, is at a decade low level in both commercial paper and government agency discount notes. Increased issuance in U.S Treasury Bills has not made up for the difference, resulting in a dearth of offerings for money market funds to invest their growing balances. Decreased supply, steady demand and low absolute yields should continue to keep spreads tight for riskier assets on the front end of the curve.

High yield corporate bond spreads have also largely retraced the dramatic widening that began this time last year. Despite eye-popping high yield returns nearing 50% year to date, this year will see a record volume of corporate bond defaults. Year to date, we have seen $523B worth of corporate debt defaulting from 216 different issuers. While the crisis brought new and different challenges, our research team and fund managers have done an excellent job of steering our way through this difficult year avoiding any corporate defaults in any of our mutual funds or client portfolios. It goes without saying that it’s been a year of contrasts unlike any in modern economic history.

And while the market has seen historic volatility, The Federal Reserve has remained stoic in its commitment to getting the economy back on a path to maximizing sustainable economic output. The Federal Open Market Committee (F.O.M.C.) unanimously voted at each meeting since December 2008 to keep the Fed Funds rate at a target between 0% and 0.25%. Importantly, the Fed has been able to successfully lower interest rates and reduce the cost of capital so that the banking system could recapitalize itself. The down side to that success is the fact that current opportunities for investors in the short-term markets remain rather bleak. The Federal Reserve has clearly stated it expects to maintain the current monetary target for the foreseeable future given continued economic weakness and ongoing deflationary risks. Given the substantial slack within the economy, the Fed has some time before inflation becomes a legitimate real concern.

LETTER FROM THE CIO OF FIXED INCOME

However, managing inflation expectations may prove difficult for the Federal Reserve if the economic rebound becomes self-sustaining. As the Federal Reserve is preparing its exit strategy from some of the more extraordinary monetary policy and liquidity programs it has put in place over the past year, speculation is bound to increase as to the timing and scale in which these accommodations will be removed. While we believe the Federal Reserve won’t seriously consider changing monetary policy until the quantitative easing programs cease in the first quarter of 2010, the higher supply of Treasury bill and repurchase volumes necessitated by the Fed’s exit strategies will serve to reinforce higher interest rate volatility. The Fed’s balance sheet may grow close to $3.0 trillion in total assets early next year following continued quantitative easing and expected TALF usage. The Fed’s balance sheet is already close to twice the size of the entire commercial paper market with most of that asset expansion funded from banking reserve growth. The Fed does not want to maintain that level of bank reserves given its potential impact on inflation. The market impact on draining those reserves could create a much different interest rate environment in the cash and short-term market over the next year than the market currently expects.

Looking ahead, we question how the fixed income market will react as the Fed begins to exit from its quantitative easing program and so much money has been made with spreads tightening so dramatically over the past several quarters. One lesson was strongly reinforced during the recent crisis: we should listen very closely to the message of the markets. And while the current market message is increasingly mixed as to the markets’ future direction, strong technicals continue to support continued performance in most segments of the fixed income market. This lack of clarity likely reflects a more complex market outcome than a single economic school of thought can encompass. The market recovery over the past six months has been nearly as swift as the Federal Reserve’s actions to prevent its descent. Volatility has been the constant during the recent market crisis and we believe volatility will remain the central theme until monetary policy is normalized. As always, we will remain steadfast in our goal of protecting shareholders’ principal while providing the necessary liquidity and income generation they deserve and expect. Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

John M. Huber, CFA
Chief Investment Officer, Fixed Income
RBC Funds

MONEY MARKET PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009, serves as the investment advisor to the RBC Funds. Voyageur employs a team approach to the management of each of the money market funds. Each Fund’s management team has access to Voyageur’s investment research and other money management resources.

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

Raye C. Kanzenbach, CFA

Senior Managing Director, Senior Portfolio Manager

Raye Kanzenbach is an active member of the Credit Team and serves as primary portfolio manager for the Tax-Free and Institutional Tax-Free Money Market Funds. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.

Scott Cabalka

Vice President, Client Service Portfolio Manager

Scott Cabalka is a portfolio manager on Voyageur’s Institutional Portfolio Management Team overseeing portfolio strategy and investment activity for clients. Scott has particular expertise managing short duration mandates, and he co-manages the Money Market Funds. Before joining Voyageur in 1993, he was an account executive with Merrill Lynch, where he focused on short-term investment strategies for institutional investors. Scott began his career in the investment industry in 1980. He received a BS and an MBA in Finance from the University of Minnesota Carlson School of Management.

MONEY MARKET PORTFOLIO MANAGERS

Brandon T. Swensen,

CFA Vice President, Portfolio Manager

Brandon Swensen is a portfolio manager on the Spread Management Team and leads the firm’s trading activity in short duration investment services. Brandon also has specific research responsibilities for finance companies, automobile, auto asset backed securities and asset backed commercial paper. He joined Voyageur in 2000 and has held several key roles including senior structured product analyst and credit analyst in the fixed income group. Brandon began his career in the investment industry in 1998. He received a BS in Finance from St. Cloud State University and an MBA in Finance from the University of St. Thomas. Brandon is a CFA charterholder and member of the CFA Society of Minnesota.

PERFORMANCE SUMMARY

RBC Money Market Funds

The RBC Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management, the maintenance of liquidity and the preservation of capital. The Funds invest in a variety of highly rated money market instruments. In the Tax-Free Money Market Funds, investments are made in highly rated debt obligations that pay interest exempt from federal income taxes and the alternative minimum tax.

The RBC Money Market Funds are not benchmarked to industry indices (such as the S&P 500), but their performance is evaluated against each Fund’s peer group as reported by Lipper.

RBC Money Market Funds

In the twelve-month period ended September 30, 2009, the Prime, Institutional Prime and U.S. Government Money Market Funds provided yields that compared favorably with the average reported yields in their Lipper peer groups.

In this period, short-term interest rates shifted to much lower levels in response to aggressive monetary action taken by the Federal Reserve which reduced the benchmark Federal Funds rate from 2.00% to a 0.25% target level as of December, 2008. During this period there was volatility in the short-term credit markets and a material impairment of the free flow of credit. Inter-bank lending, the issuance of short-term debt and lending activity to banking customers deteriorated. To address these problems, the Federal Reserve and U.S. Treasury initiated a number of liquidity enhancement programs which extended beyond customary monetary policies. The cumulative impact of these measures led to a market correction of the clearing levels for all types of lending and in the level of liquidity that investors realized upon the sale of holdings. A number of those facilities have expired during the month of September, 2009.

During the past year, the Prime, U.S. Government, and Tax-Free funds each launched two institutional share classes which have led to growth in the balances of these funds. With consideration for the larger denominations of institutional fund participants, and acknowledging the current market environment, the team responsible for the Money Market Funds continued to closely monitor the markets, adjust issuer approved lists and investment practices and maintain a strategy whereby:

•        A high percentage of assets were invested in securities that matured within 7 and 30 days.

•        Only a select set of the highest quality issuers were approved for investment in a highly diversified manner.

Taxable Money Funds

Over the twelve-month period ended September 30, 2009, the performance of the Tax-Free Money Market Fund and the Institutional Tax-Free Fund was comparable to the average reported yields of their respective Lipper peer groups.

During the past year, the Tax-Free fund launched two institutional share classes which have led to growth in the balances of that fund. Both Funds held a large percentage of assets that provided either daily or weekly demand features (in other words, securities with maturities of seven days or less) with a modest percentage of assets in highly rated notes with maturities of 180-397 days. As a result, the average maturities of the Fund fluctuated between 40-55 days, slightly longer as compared with those of their peer groups.

Tax-Exempt Money Funds

PERFORMANCE SUMMARY

Investment Objective	Each of the RBC Money Market Funds was managed to preserve principal. This means that the share price of each fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

	Total Return for the	SEC 7-Day Annualized Yield (1)
	Year Ended September 30, 2009	September 30, 2009	September 30, 2008
Prime Money Market Fund*
RBC Institutional Class 1	0.95%	0.34%	2.29%
RBC Institutional Class 2	0.83%	0.24%
RBC Investor Class	0.36%	0.01%
RBC Reserve Class	0.43%	0.01%
RBC Select Class	0.48%	0.01%

U.S. Government Money Market Fund*
RBC Institutional Class 1	0.73%	0.12%	1.50%
RBC Institutional Class 2	0.64%	0.02%
RBC Investor Class	0.30%	0.01%
RBC Reserve Class	0.34%	0.01%
RBC Select Class	0.36%	0.01%

Tax-Free Money Market Fund*
RBC Institutional Class 1	0.74%	0.52%	5.94%
RBC Institutional Class 2	0.66%	0.41%
RBC Investor Class	0.29%	0.01%
RBC Reserve Class	0.31%	0.01%
RBC Select Class	0.36%	0.02%

Tamarack Institutional Prime Money Market Fund (2)	0.70%	0.01%	2.85%

Tamarack Institutional Tax-Free Money Market Fund (2)	0.51%	0.01%	6.50%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to most recent month-end go to www.voyageur.net.

PERFORMANCE SUMMARY

*       The inception date for the RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class is November 21, 2008. All performance shown for these classes of shares prior to their inception date is based on the performance, fees and expenses of RBC Institutional Class 1 shares of the Fund and its predecessors, and has not been adjusted to reflect the fees and expenses of RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, and RBC Investor Class shares.

(1)    As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.

(2)    The Tamarack Institutional Prime and Institutional Tax-Free Money Market Funds are intended for shareholders investing $1 million or more.

Money Market Maturity Schedules as a percentage of value of investments based on effective maturity as of September 30, 2009.	Asset Allocation

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund
Less than 8 days	34.0%	56.1%	63.2%	68.4%	98.4%
8 to 14 Days	7.7%	3.5%	0.0%	17.3%	0.0%
15 to 30 Days	11.7%	10.8%	1.1%	3.1%	1.6%
31 to 180 Days	35.0%	24.5%	22.5%	11.2%	0.0%
181 to 365 Days	11.6%	5.1%	13.2%	0.0%	0.0%

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund

September 30, 2009

Principal Amount		Value
Asset Backed Securities — 1.08%
Asset Backed Auto Receivables — 1.08%
$13,556,696	BMW Vehicle Lease Trust, Series 2009-1, Class A1, 0.79%, 6/15/10	$13,556,696
13,380,234	Honda Auto Receivables Owner Trust, Series 2009-2, Class A1, 1.32%, 5/17/10	13,380,234
62,144,033	Honda Auto Receivables Owner Trust, Series 2009-3, Class A1, 0.75%, 7/15/10	62,144,033
30,000,000	Nissan Auto Lease Trust , Series 2009-B, Class A1, 0.41%, 9/15/10	30,000,000
14,793,766	Nissan Auto Lease Trust, Series 2009-A, Class A1, 1.04%, 6/15/10	14,793,766
13,606,157	Nissan Auto Receivables Owner Trust, Series 2009-A, Class A1, 1.76%, 4/15/10	13,606,157
9,970,628	Volkswagen Auto Lease Trust, Series 2009-A, Class A1, 1.45%, 5/17/10	9,970,628
7,628,116	World Omni Auto Receivables Trust, Series 2009-A, Class A1, 1.62%, 4/15/10	7,628,116

Total Asset Backed Securities
(Cost $165,079,630)		165,079,630

Commercial Paper — 27.75%
Banks - Australia & New Zealand — 1.79%
50,000,000	Australia & New Zealand Banking Group Ltd., 0.56%, 11/13/09(b)(d)	49,966,555
50,000,000	Westpac Banking Corp., 0.20%, 10/8/09(b)(d)	49,998,056
75,000,000	Westpac Banking Corp., 0.25%, 11/18/09(b)(d)	74,975,000
50,000,000	Westpac Banking Corp., 0.37%, 2/12/10(b)(d)	49,931,139
50,000,000	Westpac Banking Corp., 0.81%, 7/2/10(b)(d)	49,695,555

		274,566,305

Banks - Canadian — 1.63%
100,000,000	Bank of Nova Scotia, 0.22%, 10/23/09(b)	99,986,555
50,000,000	Bank of Nova Scotia, 0.22%, 12/14/09(b)	49,977,389
100,000,000	Bank of Nova Scotia, 0.23%, 10/8/09(b)	99,995,528

		249,959,472

Banks - Domestic — 2.28%
100,000,000	BankAmerica Corp., 0.23%, 12/28/09(b)	99,943,778
100,000,000	Citibank NA, 0.07%, 10/1/09(b)	100,000,000
150,000,000	US Bancorp., 0.22%, 11/9/09(b)	149,964,250

		349,908,028

Banks - Foreign — 1.95%
200,000,000	Nordea North America, Inc., 0.19%, 11/30/09(b)	199,936,667
100,000,000	Nordea North America, Inc., 0.28%, 10/15/09(b)	99,989,111

		299,925,778

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Chemicals — 0.65%
$100,000,000	BASF AG, 1.25%, 1/8/10(b)(d)	$99,656,250

Consumer Staples — 2.32%
50,000,000	Campbell Soup Co., 0.70%, 7/27/10(b)(d)	49,709,306
15,000,000	The Coca-Cola Co., 0.23%, 10/21/09(b)(d)	14,998,083
22,121,000	The Coca-Cola Co., 0.25%, 11/16/09(b)(d)	22,113,934
45,000,000	The Coca-Cola Co., 0.26%, 11/3/09(b)(d)	44,989,275
40,350,000	The Coca-Cola Co., 0.29%, 11/30/09(b)(d)	40,330,498
92,000,000	The Coca-Cola Co., 0.50%, 10/16/09(b)(d)	91,980,833
42,450,000	The Coca-Cola Co., 0.76%, 5/28/10(b)(d)	42,238,634
50,000,000	Nestle Capital Corp., 0.72%, 10/5/09(b)(d)	49,996,000

		356,356,563

Finance - Diversified Domestic — 5.02%
25,000,000	Allianz Finance Corp., 0.23%, 12/10/09(b)(d)	24,988,819
50,000,000	Allianz Finance Corp., 0.30%, 10/13/09(b)(d)	49,995,000
61,750,000	Allianz Finance Corp., 0.30%, 11/2/09(b)(d)	61,733,533
34,000,000	Allianz Finance Corp., 0.30%, 11/9/09(b)(d)	33,988,950
100,000,000	CBA Delaware Finance, Inc., 0.27%, 10/27/09(b)	99,980,500
50,000,000	CBA Delaware Finance, Inc., 0.62%, 11/2/09(b)	49,972,445
150,000,000	Citigroup Funding, Inc., 0.30%, 10/9/09(b)	149,990,000
50,000,000	KFW, 0.19%, 10/27/09(b)(d)	49,993,139
100,000,000	KFW, 0.20%, 12/30/09(b)(d)	99,951,250
50,000,000	KFW, 0.20%, 2/5/10(b)(d)	49,964,722
100,000,000	KFW, 0.24%, 10/14/09(b)(d)	99,991,333

		770,549,691

Health Care — 1.88%
25,000,000	Dean Health Systems, Inc., 0.28%, 11/17/09(b)	24,990,861
35,000,000	Eli Lilly & Co., 0.65%, 10/6/09(b)(d)	34,996,840
100,000,000	Pfizer, Inc., 0.55%, 2/8/10(b)(d)	99,801,389
100,000,000	Pfizer, Inc., 0.81%, 7/7/10(b)(d)	99,380,001
28,869,000	Society of New York Hospital Fund, 0.65%, 10/13/09(b)	28,862,745

		288,031,836

Industrials — 1.86%
50,000,000	Reckitt Benckiser, 0.19%, 11/23/09(b)(d)	49,986,014
50,000,000	Reckitt Benckiser, 0.20%, 12/16/09(b)(d)	49,978,889
20,000,000	Reckitt Benckiser, 0.23%, 10/9/09(b)(d)	19,998,978
50,000,000	Reckitt Benckiser, 0.40%, 10/9/09(b)(d)	49,995,556
40,000,000	Reckitt Benckiser, 0.40%, 10/14/09(b)(d)	39,994,222
75,000,000	Reckitt Benckiser, 0.40%, 10/27/09(b)(d)	74,978,333

		284,931,992

Insurance — 4.31%
40,000,000	AXA, 0.19%, 10/2/09(b)(d)	39,999,789
50,000,000	AXA, 0.21%, 10/9/09(b)(d)	49,997,667
100,000,000	AXA, 0.22%, 10/1/09(b)(d)	100,000,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$100,000,000	AXA, 0.22%, 10/23/09(b)(d)	$99,986,556
35,000,000	Metlife Short Term Funding LLC, 0.25%, 12/14/09(b)(d)	34,982,014
53,000,000	Metlife Short Term Funding LLC, 0.34%, 10/30/09(b)(d)	52,985,484
67,478,000	New York Life Capital Corp., 0.22%, 10/19/09(b)(d)	67,470,577
49,060,000	New York Life Capital Corp., 0.24%, 11/18/09(b)(d)	49,044,301
37,047,000	New York Life Capital Corp., 0.25%, 10/1/09(b)(d)	37,047,000
33,213,000	New York Life Capital Corp., 0.25%, 11/9/09(b)(d)	33,204,005
47,518,000	New York Life Capital Corp., 0.25%, 11/20/09(b)(d)	47,501,500
50,000,000	New York Life Capital Corp., 0.28%, 10/20/09(b)(d)	49,992,611

		662,211,504

Manufacturing — 0.32%
50,000,000	Honeywell International, 0.70%, 6/30/10(b)(d)	49,735,555

Utilities — 3.74%
25,000,000	E.On AG, 0.59%, 11/9/09(b)(d)	24,984,021
50,000,000	Electricite de France, 0.16%, 10/8/09(b)(d)	49,998,444
53,695,000	Electricite de France, 0.18%, 10/22/09(b)(d)	53,689,362
37,500,000	Electricite de France, 0.18%, 10/28/09(b)(d)	37,494,938
25,023,000	Electricite de France, 0.22%, 12/18/09(b)(d)	25,011,072
25,202,000	FPL Fuels, Inc., 0.19%, 11/9/09(b)	25,196,813
70,000,000	GDF Suez, 0.16%, 11/5/09(b)(d)	69,989,111
68,600,000	GDF Suez, 0.19%, 10/29/09(b)(d)	68,589,862
70,000,000	GDF Suez, 0.19%, 11/3/09(b)(d)	69,987,809
50,000,000	GDF Suez, 0.20%, 11/2/09(b)(d)	49,991,111
25,000,000	GDF Suez, 0.31%, 10/19/09(b)(d)	24,996,125
25,000,000	Southern Co., 0.20%, 12/2/09(b)(d)	24,991,389
50,000,000	Southern Co., 0.20%, 12/3/09(b)(d)	49,982,500

		574,902,557

Total Commercial Paper
(Cost $4,260,735,531)		4,260,735,531

Certificates of Deposit — 5.99%
Banks - Australia & New Zealand — 0.49%
75,000,000	Commonwealth Bank of Australia, 0.25%, 11/30/09	75,001,249

Banks - Canadian — 1.76%
100,000,000	Bank of Montreal, 0.22%, 10/9/09	100,000,000
70,000,000	Bank of Montreal, 0.24%, 11/16/09	70,000,000
100,000,000	Bank of Montreal, 0.27%, 11/2/09	100,000,000

		270,000,000

Banks - Domestic — 0.65%
100,000,000	US Bank NA, 0.82%, 6/8/10	100,000,000

Banks - Foreign — 2.44%
100,000,000	Barclays Bank PLC, 0.32%, 10/27/09	100,000,000
100,000,000	Rabobank Nederland NV, 0.24%, 12/18/09	100,000,000
50,000,000	Rabobank Nederland NY, 0.52%, 9/20/10	50,000,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$125,000,000	Rabobank NY, 0.55%, 11/13/09	$125,000,000

		375,000,000

Finance - Diversified Foreign — 0.65%
100,000,000	Abbey National PLC, 0.20%, 10/21/09	100,000,000

Total Certificates of Deposit
(Cost $920,001,249)		920,001,249

Corporate Bonds — 15.72%
Banks - Australia & New Zealand — 1.18%
63,750,000	Australia & New Zealand National (International) Ltd., 0.49%, 10/9/09(a)(d)	63,750,000
42,500,000	Commonwealth Bank of Australia, 0.80%, 10/2/09(a)(d)	42,500,000
75,000,000	National Australia Bank Ltd., 0.48%, 10/6/09(a)(d)	74,999,905

		181,249,905

Banks - Domestic — 2.42%
73,000,000	Bank of America NA, 0.80%, 11/3/09(a)	73,000,000
14,000,000	Bank of New York Mellon Corp., 0.66%, 12/7/09(a)	14,011,895
33,965,000	US Bancorp., 0.30%, 5/28/10(a)	33,915,828
4,750,000	US Bancorp., 4.50%, 7/29/10	4,875,677
41,300,000	Wachovia Bank NA, 0.45%, 5/25/10(a)	40,733,140
38,870,000	Wachovia Bank NA, 1.35%, 5/14/10(a)	38,556,764
77,269,000	Wachovia Corp., 0.51%, 6/1/10(a)	76,670,637
13,732,000	Wachovia Corp., 4.38%, 6/1/10	13,966,694
35,000,000	Wachovia Mortgage FSB, 4.13%, 12/15/09	35,107,628
7,100,000	Wells Fargo & Co., 0.35%, 3/23/10(a)	7,062,955
33,200,000	Wells Fargo & Co., 0.93%, 1/29/10(a)	33,126,390

		371,027,608

Banks - Foreign — 0.74%
85,000,000	Deutsche Bank AG (New York), 0.81%, 11/4/09(a)(d)	85,000,000
28,000,000	Santander US Debt SA Unipersonal, 0.37%, 11/20/09(a)(d)	28,004,836

		113,004,836

Consumer Discretionary — 0.38%
3,000,000	Lowe’s Cos., Inc., 8.25%, 6/1/10	3,153,337
55,750,000	NGSP, Inc., 0.40%, 6/1/46(a)	55,750,000

		58,903,337

Consumer Staples — 1.35%
50,000,000	Procter & Gamble International Funding SCA, 0.48%, 5/7/10(a)	50,000,000
106,000,000	Procter & Gamble International Funding SCA, 0.71%, 2/8/10(a)	106,000,000
50,000,000	Wal-Mart Stores, Inc., 5.32%, 6/1/10(a)	51,541,584

		207,541,584

Energy — 0.21%
30,990,000	ConocoPhillips, 8.75%, 5/25/10	32,554,494

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Finance - Diversified Domestic — 4.91%
$100,000,000	American Honda Finance Corp., 1.79%, 12/18/09(a)(d)	$100,000,000
62,740,000	Bear Stearns Cos. (The) LLC, 0.55%, 5/18/10(a)	62,625,390
8,480,000	Bear Stearns Cos. (The) LLC, 0.50%, 2/23/10(a)	8,466,787
16,166,000	Bear Stearns Cos. (The) LLC, 4.55%, 6/23/10	16,543,195
5,000,000	Berkshire Hathaway Finance Corp., 4.13%, 1/15/10	5,053,000
87,000,000	General Electric Capital Corp, 0.27%, 10/9/09(a)	86,999,941
60,000,000	General Electric Capital Corp., 0.33%, 3/12/10(a)	59,349,251
50,000,000	General Electric Capital Corp., 0.52%, 5/10/10(a)	49,950,746
4,165,000	Habasit Holding America, Inc., 0.35%, 3/1/16(a)	4,165,000
60,225,000	JPMorgan Chase & Co., 0.30%, 5/7/10(a)	59,874,389
31,079,000	JPMorgan Chase & Co., 0.51%, 5/7/10(a)	30,956,785
20,300,000	JPMorgan Chase & Co., 0.78%, 11/19/09(a)	20,282,713
50,000,000	JPMorgan Chase & Co., 0.79%, 3/10/10(a)	49,935,281
29,646,000	JPMorgan Chase & Co., 1.01%, 1/22/10(a)	29,654,348
35,000,000	Mortgage Bankers Association of America, 0.40%, 5/1/38(a)	35,000,000
100,000,000	Toyota Motor Credit Corp., 1.29%, 12/23/09(a)	100,000,000
35,000,000	Twins Ballpark LLC, 1.53%, 10/1/34, (Credit Support: Assured Guaranty, JP Morgan)(a)(d)	35,000,000

		753,856,826

Finance - Diversified Foreign — 0.83%
52,500,000	BP Capital Markets PLC, 0.37%, 10/9/09(a)	52,500,000
75,000,000	Finance For Danish Industries, 0.65%, 9/29/10(d)	75,000,000

		127,500,000

Health Care — 0.89%
36,440,000	GlaxoSmithKline Capital, Inc., 1.08%, 5/13/10(a)	36,621,244
100,000,000	Roche Holdings, Inc., 1.39%, 2/25/10(a)(d)	100,000,000

		136,621,244

Industrials — 0.88%
5,000,000	3M Co., 5.13%, 11/6/09	5,021,972
100,000,000	3M Co., 7.14%, 12/14/09(d)	100,877,515
30,000,000	Praxair, Inc., 0.48%, 5/26/10(a)	30,000,000

		135,899,487

Insurance — 1.93%
40,000,000	AARP, 0.40%, 5/1/31(a)	40,000,000
200,000,000	Metropolitan Life Global Funding , Series I, 1.21%, 4/14/11(a)(d)	200,000,000
56,000,000	Principal Life Income Funding Trusts, 0.79%, 10/9/09(a)	55,999,818

		295,999,818

Total Corporate Bonds
(Cost $2,414,159,139)		2,414,159,139

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Municipal Bonds — 8.76%
Arizona — 0.06%
$9,900,000	Yuma Industrial Development Authority Refunding Revenue, 0.26%, 8/1/43, (LOC: JP Morgan Chase Bank)(a)	$9,900,000

California — 1.14%
32,000,000	City of Oakland GO, Series B, 2.25%, 7/16/10	32,062,537
25,000,000	City of Riverside Refunding Revenue, Series A, 1.50%, 6/1/10	25,000,000
28,917,000	County of San Bernardino Refunding Program COP, Series B, 0.40%, 3/1/17, (LOC: Bank of America NA)(a)	28,917,000
18,700,000	Gilroy Public Facilities Financing Authority Refunding Revenue, 2.00%, 9/1/10	18,827,148
43,335,000	The Olympic Club Refunding Revenue, 0.40%, 9/30/32, (LOC: Bank of America NA)(a)	43,335,000
26,500,000	Orange County Refunding Revenue, Series B, 0.30%, 11/1/22, (LOC: Freddie Mac)(a)	26,500,000

		174,641,685

Georgia — 0.27%
41,160,000	Valdosta-Lowndes County Industrial Development Authority Revenue, Series B, 0.35%, 6/1/28, (LOC: Wachovia Bank NA)(a)	41,160,000

Illinois — 0.10%
15,775,000	Illinois Finance Authority, Beloit Memorial Hospital, Inc. Revenue , Series A, 0.35%, 4/1/36, (LOC: JP Morgan Chase Bank)(a)	15,775,000

Kentucky — 1.04%
94,000,000	Louisville & Jefferson County Metropolitan Sewer District Revenue, Series A, 3.00%, 8/19/10	95,432,962
63,800,000	Louisville & Jefferson County Regional Airport Authority Revenue, 0.33%, 1/1/29(a)	63,800,000

		159,232,962

Louisiana — 0.23%
35,000,000	Louisiana Public Facilities Authority Revenue, Series A, 0.39%, 8/1/49(a)	35,000,000

Massachusetts — 0.37%
56,200,000	Massachusetts Health & Educational Facilities Authority Revenue, Boston University, Series N, 0.32%, 10/1/34, (LOC: Bank of America NA)(a)	56,200,000

Michigan — 0.23%
34,600,000	Michigan Municipal Bond Authority, Student Aid Notes Revenue, Series C-1, 3.00%, 8/20/10	35,082,856

Nebraska — 0.07%
10,000,000	Nebraska Investment Finance Authority Revenue, Series A, 0.43%, 10/1/42, (LOC: Citibank NA)(a)	10,000,000

New Jersey — 0.47%
44,725,000	City of Newark Refunding GO, 3.25%, 1/20/10	44,857,933

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$28,000,000	City of Newark School Promotion Refunding GO, Series D, 3.25%, 1/20/10	$28,083,222

		72,941,155

New York — 2.07%
35,835,000	New York City Housing Development Corp. Multi-Family Rental Housing Revenue, Series B, 0.27%, 4/15/36, (Credit Support: Fannie Mae)(a)	35,835,000
44,700,000	New York City Housing Development Corp. Revenue, Series A, 0.30%, 4/15/35, (Credit Support: Fannie Mae)(a)	44,700,000
8,950,000	New York City Housing Development Corp. Revenue, The Plaza Series A, 0.27%, 7/1/39, (LOC: Citibank NA)(a)	8,950,000
27,300,000	New York City Revenue, Series F-6, 0.32%, 2/15/18, (LOC: Morgan Guaranty Trust)(a)	27,300,000
56,990,000	New York State Dormitory Authority Revenue, Series A, 0.30%, 11/15/36, (Credit Support: Fannie Mae)(a)	56,990,000
78,500,000	New York State Housing Finance Agency Revenue, 320 West 38 Project, Series B, 0.33%, 5/1/42, (LOC: Wachovia Bank NA)(a)	78,500,000
39,000,000	New York State Housing Finance Agency Revenue, Series A, 0.35%, 5/15/33, (Credit Support: Fannie Mae)(a)	39,000,000
26,500,000	New York State Housing Finance Agency Revenue, West 37th Street Project, Series B, 0.35%, 5/1/42, (LOC: Wachovia Bank NA)(a)	26,500,000

		317,775,000

North Carolina — 0.17%
26,665,000	Roman Catholic Diocese of Raleigh Revenue, Series A, 0.45%, 6/1/18, (LOC: Bank of America NA)(a)	26,665,000

Ohio — 0.18%
6,000,000	City of Cuyahoga Falls Refunding GO, 2.13%, 8/19/10	6,029,959
21,000,000	County of Lucas GO, 1.75%, 7/22/10	21,041,611

		27,071,570

Pennsylvania — 0.60%
26,900,000	Blair County Industrial Development Authority Refunding Revenue, 0.40%, 10/1/28, (LOC: PNC Bank NA)(a)	26,900,000
19,500,000	City of Philadelphia Refunding Revenue, Series C, 0.37%, 6/15/25, (LOC: TD Bank NA)(a)	19,500,000
28,045,000	Lehigh County General Purpose Authority Revenue, Series B, 0.32%, 11/1/27, (Credit Support: Assured GTY)(a)	28,045,000
11,725,000	Westmoreland County Industrial Development Authority Revenue, Series A, 0.31%, 7/1/27, (LOC: Wachovia Bank NA)(a)	11,725,000
6,370,000	Westmoreland County Industrial Development Authority Revenue, Series B, 0.31%, 7/1/27, (LOC: Wachovia Bank NA)(a)	6,370,000

		92,540,000

Rhode Island — 0.14%
21,620,000	Rhode Island Health & Educational Building Corp. Refunding Revenue, Series A, 0.29%, 8/15/34, (LOC: Bank of America NA)(a)	21,620,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
South Dakota — 0.33%
$12,100,000	South Dakota Housing Development Authority Revenue, Series C, 0.37%, 5/1/37(a)	$12,100,000
25,000,000	South Dakota Housing Development Authority Revenue, Series G, 0.37%, 5/1/35(a)	25,000,000
13,200,000	South Dakota Housing Development Authority Revenue, Series I, 0.37%, 5/1/38(a)	13,200,000

		50,300,000

Tennessee — 0.07%
11,500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, 0.43%, 6/1/42, (LOC: Citibank NA)(a)	11,500,000

Texas — 0.39%
13,000,000	Port of Corpus Christi Industrial Development Corp., Citgo Petroleum Corp. Project Revenue, 0.34%, 8/1/28, (LOC: JP Morgan Chase Bank)(a)	13,000,000
46,400,000	Port of Corpus Christi Industrial Development Corp., Citgo Petroleum Corp. Project Revenue, Series C, 0.34%, 10/1/36, (LOC: JP Morgan Chase Bank)(a)	46,400,000
1,000,000	Texas State Revenue, 2.50%, 8/31/10	1,019,133

		60,419,133

Virginia — 0.40%
18,155,000	Newport News Economic Development Authority Revenue, Series B, 0.35%, 7/1/31, (LOC: Wachovia Bank NA)(a)	18,155,000
27,075,000	Stafford County & Staunton Industrial Development Authority Revenue, Series B1, 0.32%, 3/1/35, (LOC: Bank of America NA)(a)	27,075,000
16,250,000	Virginia Small Business Financing Authority Revenue, Series A, 0.29%, 12/1/38, (LOC: PNC Bank NA)(a)	16,250,000

		61,480,000

Wisconsin — 0.43%
10,700,000	Wisconsin Health & Educational Facilities Authority Revenue, Series B-1, 0.35%, 2/15/30, (Credit Support: Assured GTY)(a)	10,700,000
22,285,000	Wisconsin Housing & Economic Development Authority Revenue, Series F, 0.32%, 5/1/30, (Credit Support: GO of Authority)(a)	22,285,000
32,940,000	Wisconsin Housing & Economic Development Authority Revenue, Series F, 0.32%, 11/1/30, (Credit Support: GO of Authority)(a)	32,940,000

		65,925,000

Total Municipal Bonds
(Cost $1,345,229,361)		1,345,229,361

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 0.57%
Freddie Mac — 0.57%
$88,009,126	Series 3427, 0.39%, 3/15/10(a)	$88,009,126

Total U.S. Government Agency Backed Mortgages (Cost $88,009,126)		88,009,126

U.S. Government Agency Obligations — 21.80%
Fannie Mae — 6.03%
200,000,000	0.40%, 2/12/10(a)	199,816,983
50,000,000	0.40%, 7/13/10(a)	50,000,000
300,000,000	0.42%, 8/5/10(a)	299,970,009
58,266,000	7.13%, 6/15/10	61,038,755
310,000,000	7.25%, 1/15/10	315,695,617

		926,521,364

Federal Farm Credit Bank — 1.30%
100,000,000	0.39%, 4/27/10(a)	99,994,247
100,000,000	0.42%, 6/2/10(a)	100,000,000

		199,994,247

Federal Home Loan Bank — 8.61%
182,000,000	0.25%, 5/28/10(a)	182,000,000
100,000,000	0.30%, 10/30/09(a)	99,990,305
220,000,000	0.38%, 1/21/10(a)	220,000,000
50,000,000	0.56%, 6/18/10	50,066,342
100,000,000	0.75%, 2/26/10(a)	100,000,000
100,000,000	0.79%, 3/12/10(a)	99,991,005
10,000,000	0.88%, 12/23/09	10,000,000
122,500,000	0.93%, 3/25/10	122,470,553
10,555,000	1.12%, 6/30/10	10,613,762
100,000,000	2.25%, 10/2/09	100,003,643
21,280,000	2.75%, 6/18/10	21,640,380
198,685,000	3.00%, 6/11/10	202,284,964
77,990,000	4.25%, 6/11/10	80,087,350
22,380,000	5.25%, 6/11/10	23,136,619

		1,322,284,923

Freddie Mac — 5.86%
100,000,000	0.34%, 2/4/10(a)	100,000,000
200,000,000	0.39%, 8/24/10(a)	200,000,000
300,000,000	1.45%, 9/10/10	302,744,156

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$202,250,000	3.13%, 2/4/10	$203,663,272
90,625,000	7.00%, 3/15/10	93,109,453

		899,516,881

Total U.S. Government Agency Obligations (Cost $3,348,317,415)		3,348,317,415

Repurchase Agreements — 15.30%
150,000,000	Banc of America Securities LLC dated 9/30/09; due 10/1/09 at 0.04% with maturity value of $150,000,167 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 9/1/39 to 10/1/39 at rates ranging from 4.50% to 5.00%).	150,000,000
300,000,000	Barclays Capital Inc. dated 9/30/09; due 10/1/09 at 0.02% with maturity value of $300,000,167 (fully collateralized by a US Treasury Inflation Note with a maturity date of 7/15/16 at a rate of 2.50%).	300,000,000
1,900,000,000	BNP Paribas Securities Corp. dated 9/30/09; due 10/1/09 at 0.05% with maturity value of $1,900,002,639 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 8/1/24 to 9/1/39 at rates ranging from 4.50% to 7.00%).	1,900,000,000

Total Repurchase Agreements (Cost $2,350,000,000)		2,350,000,000

Shares
Investment Company — 1.30%
200,000,000	Wells Fargo Prime Investment Money Market Fund	$200,000,000

Total Investment Company (Cost $200,000,000)		200,000,000

Total Investments (Cost $15,091,531,451)(c) — 98.27%		15,091,531,451
Other assets in excess of liabilities — 1.73%		265,589,490

NET ASSETS — 100.00%		$15,357,120,941

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2009. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Tax cost of securities is equal to book cost of securities.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2009

Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

Abbreviations used are defined below:

COP – Certificate of Participation

GO – General Obligation

GTY – Guaranty

LOC – Letter of Credit

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2009

Principal Amount		Value
FDIC-TLGP Backed Corporate Bonds — 0.13%
Finance - Diversified Domestic — 0.13%
$6,990,000	Citigroup Funding, Inc. 0.59%, 7/30/10(a)	$7,011,192

Total FDIC-TLGP Backed Corporate Bonds (Cost $7,011,192)		7,011,192

U.S. Government Agency Backed Mortgages — 1.33%
Fannie Mae — 0.06%
3,166,687	Pool #254808, 4.00%, 6/1/10	3,201,973

Freddie Mac — 1.27%
4,847,512	Pool #M80792, 4.50%, 1/1/10	4,872,106
8,766,806	Pool #M80835, 3.50%, 7/1/10	8,874,428
51,770,074	Series 3427, 0.39%, 3/15/10(a)	51,770,074

		65,516,608

Total U.S. Government Agency Backed Mortgages (Cost $68,718,581)		68,718,581

U.S. Government Agency Obligations — 55.20%
Fannie Mae — 17.97%
8,058,000	0.20%, 10/1/09(b)	8,058,000
19,537,000	0.20%, 10/1/09(b)	19,537,000
50,000,000	0.22%, 2/10/10(b)	49,959,667
6,045,000	0.25%, 10/8/09*	6,044,706
178,000,000	0.26%, 10/1/09(b)	178,000,000
37,415,000	0.26%, 10/1/09(b)	37,415,000
28,190,000	0.27%, 10/1/09(b)	28,190,000
6,764,000	0.28%, 11/2/09(b)	6,762,317
58,000,000	0.28%, 11/2/09(b)	57,985,564
42,800,000	0.28%, 11/2/09(b)	42,789,347
100,000,000	0.40%, 2/12/10(a)	99,908,491
100,000,000	0.40%, 7/13/10(a)	100,000,000
75,000,000	0.45%, 1/21/10(a)	75,000,000
113,819,600	0.82%, 1/4/10(b)	113,574,809
57,977,000	2.50%, 4/9/10	58,387,970
43,550,000	4.13%, 5/15/10	44,520,665
5,000,000	7.25%, 1/15/10	5,091,372

		931,224,908

Federal Farm Credit Bank — 1.45%
75,000,000	0.19%, 5/28/10(a)	75,000,000

Federal Home Loan Bank — 29.19%
100,000,000	0.25%, 5/28/10(a)	100,000,000
72,000,000	0.26%, 4/9/10(a)	72,009,233
100,000,000	0.28%, 6/2/10(a)	100,000,000
90,000,000	0.29%, 11/30/09	89,994,567
130,000,000	0.29%, 1/14/10(a)	130,005,141

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$75,000,000	0.30%, 10/30/09(a)	$74,992,729
25,000,000	0.31%, 6/1/10(a)	25,000,000
30,000,000	0.35%, 5/12/10(a)	30,000,000
100,000,000	0.38%, 1/21/10(a)	100,000,000
125,000,000	0.40%, 2/19/10(a)	125,065,612
100,000,000	0.50%, 2/8/10	99,981,630
49,000,000	0.52%, 6/1/10	48,983,037
100,000,000	0.54%, 1/29/10	99,998,255
39,500,000	0.55%, 11/18/09(a)	39,500,000
50,000,000	0.75%, 2/26/10(a)	50,000,000
100,000,000	0.79%, 3/12/10(a)	99,991,005
25,000,000	0.80%, 4/30/10	25,013,151
23,050,000	3.00%, 6/11/10	23,441,221
50,000,000	3.50%, 7/16/10	51,124,780
10,000,000	3.75%, 1/8/10	10,069,633
25,000,000	4.25%, 11/20/09	25,108,160
50,000,000	4.38%, 3/17/10	50,735,555
40,900,000	5.00%, 12/11/09	41,224,718

		1,512,238,427

Freddie Mac — 6.35%
100,000,000	0.15%, 12/23/09(a)	99,993,196
22,500,000	0.18%, 10/19/09(a)	22,499,562
100,000,000	0.26%, 9/24/10(a)	99,980,437
106,000,000	4.13%, 11/30/09	106,529,017

		329,002,212

Overseas Private Investment Corp. — 0.24%
1,400,000	0.22%, 3/15/15(a)	1,400,000
11,225,002	0.22%, 11/15/13(a)	11,225,002

		12,625,002

Total U.S. Government Agency Obligations (Cost $2,860,090,549)		2,860,090,549

Repurchase Agreements — 38.60%
100,000,000	Bank of America Securities LLC dated 9/30/09; due 10/1/09 at 0.04% with maturity value of $100,000,111 (fully collateralized by Fannie Mae securities with maturity dates ranging from 9/1/24 to 8/1/39 at a rate of 4.50%).	100,000,000
100,000,000	Barclays Capital Inc. dated 9/30/09; due 10/1/09 at 0.02% with maturity value of $100,000,055 (fully collateralized by a US Treasury Strip with a maturity date of 11/15/21 at a rate of 0.00%).	100,000,000
1,000,000,000	BNP Paribas Securities Corp. dated 9/30/09; due 10/1/09 at 0.05% with maturity value of $1,000,001,389 (fully collateralized by Fannie Mae securities with maturity dates ranging from 11/1/33 to 9/1/39 at rates ranging from 4.50% to 6.00%).	1,000,000,000

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$800,000,000	Deutsche Bank AG dated 9/30/09; due 10/1/09 at 0.08% with maturity value of $800,001,778 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 10/1/20 to 6/1/39 at rates ranging from 3.50% to 7.00%).	$800,000,000

Total Repurchase Agreements (Cost $2,000,000,000)		2,000,000,000

Shares
Investment Company — 4.63%
240,000,000	Wells Fargo Government Institutional Money Market Fund	240,000,000

Total Investment Company (Cost $240,000,000)		240,000,000

Total Investments (Cost $5,175,820,322)(c) — 99.89%		5,175,820,322
Other assets in excess of liabilities — 0.11%		5,870,000

NET ASSETS — 100.00%		$5,181,690,322

*	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2009. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Tax cost of securities is equal to book cost of securities.

Abbreviations	used are defined below:

FDIC – Federal Deposit Insurance Corp.

TLGP – Temporary Liquidity Guaranty Program

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund

September 30, 2009

Principal Amount		Value
Municipal Bonds — 99.01%
Alabama — 1.18%
$10,890,000	Birmingham Waterworks Board Revenue, Series R-10412, 0.38%, 7/1/14, (Credit Support: BHAC-CR, FSA)(a)(d)	$10,890,000

Arizona — 0.81%
7,500,000	Tempe Industrial Development Authority Revenue, Series C, 0.33%, 12/1/27, (LOC: Sovereign Bank FSB)(a)	7,500,000

California — 3.68%
4,500,000	California Communities Note Program Revenue, Series A7, 2.50%, 6/30/10	4,544,853
5,000,000	City of Oakland GO, Series A, 2.50%, 7/16/10	5,066,705
5,000,000	Gilroy Public Facilities Financing Authority Refunding Revenue, 2.00%, 9/1/10	5,033,997
590,000	Hesperia Public Financing Authority Refunding Revenue, Series B, 0.40%, 6/1/22, (LOC: Bank of America NA)(a)	590,000
15,500,000	Oxnard Financing Authority Revenue, 2.50%, 8/25/10	15,602,602
3,200,000	Rocklin Unified School District GO, 3.00%, 9/15/10	3,245,194

		34,083,351

Colorado — 7.02%
3,170,000	Aurora Centretech Metropolitan District Refunding GO, Series C, 0.40%, 12/1/28, (LOC: U.S. Bank NA)(a)	3,170,000
1,250,000	Colorado Health Facilities Authority Revenue, Series A, 0.47%, 4/1/24, (LOC: Wells Fargo Bank NA)(a)	1,250,000
3,000,000	Colorado Housing & Finance Authority Refunding Revenue, 0.33%, 2/15/28, (Credit Support: Fannie Mae)(a)	3,000,000
5,000,000	Commerce City Northern Infrastructure General Improvement District GO, 0.40%, 12/1/28, (LOC: U.S. Bank NA)(a)	5,000,000
16,610,000	Crystal Valley Metropolitan District No. 1 Revenue, 0.34%, 10/1/34, (LOC: Wells Fargo Bank NA)(a)	16,610,000
20,840,000	East Cherry Creek Valley Water & Sanitation District Arapahoe County Refunding Revenue, Series A, 0.34%, 11/15/34, (LOC: Wells Fargo Bank NA)(a)	20,840,000
5,200,000	Gateway Regional Metropolitan District Refunding GO, 0.34%, 12/1/37, (LOC: Wells Fargo Bank NA)(a)	5,200,000
4,645,000	Holland Creek Metropolitan District Revenue, 0.37%, 6/1/41, (LOC: Bank of America NA)(a)	4,645,000
5,290,000	Water Valley Metropolitan District No. 2 GO, 0.34%, 12/1/24, (LOC: Wells Fargo Bank NA)(a)	5,290,000

		65,005,000

District Of Columbia — 1.78%
7,150,000	District of Columbia Association American Medical Colleges Revenue, Series B, 0.40%, 2/1/27, (LOC: Bank of America NA)(a)	7,150,000
9,360,000	District of Columbia Water & Sewer Authority Revenue, Series R-11623, 0.50%, 4/1/29, (Credit Support: Assured GTY), Callable 10/1/18 @ 100(a)(d)	9,360,000

		16,510,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Florida — 5.32%
$4,995,000	City of Tallahassee Revenue, Series 2069Z, 0.50%, 4/1/15, (Credit Support: NATL-RE)(a)	$4,995,000
2,660,000	Collier County Industrial Development Authority Revenue, 0.42%, 12/1/26, (LOC: Bank of America NA)(a)	2,660,000
1,280,000	Florida Housing Finance Corp. Refunding Revenue, Series I, 0.40%, 11/1/32, (Credit Support: Freddie Mac)(a)	1,280,000
5,245,000	JP Morgan Chase Putters/Drivers Trust Revenue, Series 3438Z, 0.50%, 4/1/27, (Credit Support: NATL-RE)(a)(d)	5,245,000
5,835,000	Marion County Industrial Development Authority Refunding Revenue, 0.35%, 11/15/32, (Credit Support: Fannie Mae)(a)	5,835,000
5,255,000	Miami-Dade County Industrial Development Authority Revenue, 0.39%, 9/1/29, (LOC: Bank of America NA)(a)	5,255,000

15,000,000	Miami-Dade County School District Revenue, 1.50%, 1/28/10	15,042,761

8,915,000	Orange County Housing Finance Authority Refunding Revenue, 0.30%, 6/1/25, (Credit Support: Fannie Mae)(a)	8,915,000
		49,227,761
Georgia — 4.21%
11,500,000	Camden County Public Service Authority Revenue, 0.37%, 12/1/32, (Credit Support: Assured GTY)(a)	11,500,000
4,755,000	Cobb County Housing Authority Refunding Revenue, 0.37%, 3/1/24, (Credit Support: Freddie Mac)(a)	4,755,000
7,490,000	Fulton County Development Authority Revenue, 0.37%, 4/1/34, (LOC: Bank of America NA)(a)	7,490,000
5,495,000	Lowndes County Board of Education GO, 4.25%, 2/1/10, (Credit Support: State Aid Withholding)	5,557,410
8,625,000	Marietta Housing Authority Refunding Revenue, 0.28%, 7/1/24, (Credit Support: Fannie Mae)(a)	8,625,000
1,050,000	State of Georgia GO, Series F, 4.50%, 12/1/09	1,056,643

		38,984,053

Hawaii — 0.11%
1,000,000	City & County of Honolulu Pre-Refunded GO, Series A, OID, 6.00%, 1/1/10	1,013,594

Illinois — 2.97%
6,500,000	Galesburg Revenue, 0.37%, 3/1/31, (LOC: Bank of America)(a)	6,500,000
1,480,000	Illinois Finance Authority Revenue, 0.45%, 6/1/17, (LOC: Bank One NA)(a)	1,480,000
4,995,000	Illinois Finance Authority Revenue, Series 2967, 0.45%, 2/15/16, (Credit Support: Assured GTY)(a)	4,995,000
4,800,000	Illinois Finance Authority, Beloit Memorial Hospital, Inc. Revenue , Series A, 0.35%, 4/1/36, (LOC: JP Morgan Chase Bank)(a)	4,800,000
6,900,000	Illinois Health Facilities Authority Revenue, Series C, 0.39%, 1/1/16, (LOC: Bank One NA)(a)	6,900,000
1,625,000	JP Morgan Chase Putters/Drivers Trust GO, Series 3387, 0.45%, 10/1/28, (Credit Support: Assured GTY), Callable 4/01/18 @ 100(a)(d)	1,625,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$1,175,000	Lake County Community Consolidated School District No 73-Hawthorn GO, Series 329, 0.50%, 12/1/14, (Credit Support: FGIC)(a)(d)	$1,175,000

		27,475,000

Indiana — 5.73%
16,931,000	Elkhart Community Schools GO, 2.00%, 12/31/09, (Credit Support: State Aid Withholding)	16,969,831
23,445,000	Indiana Bond Bank Revenue, Series A, 2.00%, 1/5/10	23,499,849
7,500,000	Indiana Development Finance Authority Revenue, 0.37%, 11/1/35, (LOC: JP Morgan Chase Bank)(a)	7,500,000
5,135,000	Vincennes University Revenue, Series F, 0.33%, 10/1/22, (LOC: JP Morgan Chase Bank)(a)	5,135,000

		53,104,680

Iowa — 3.51%
1,885,000	Iowa Finance Authority Revenue, 0.42%, 4/1/25, (LOC: Bank of America NA)(a)	1,885,000
7,870,000	Iowa Higher Education Loan Authority Revenue, 0.34%, 5/1/20, (LOC: Wells Fargo Bank NA)(a)	7,870,000
8,680,000	Iowa Higher Education Loan Authority Revenue, 0.37%, 4/1/27, (LOC: Bank of America NA)(a)	8,680,000
14,000,000	Iowa State School Cash Anticipation Program Revenue, Series B, 3.00%, 1/21/10, (Credit Support: State Aid Withholding), (LOC: U.S. Bank NA)	14,093,736

		32,528,736

Kansas — 3.26%
4,455,000	Sedgwick County Unified School District No. 259 GO, 5.00%, 10/1/09	4,455,000
25,770,000	Wyandotte County-Kansas City Unified Government, GO, Series II, 2.00%, 3/1/10	25,770,000

		30,225,000

Kentucky — 1.53%
8,350,000	County of Warren Revenue, 0.35%, 4/1/37, (Credit Support: Assured GTY)(a)	8,350,000
5,700,000	Louisville & Jefferson County Metropolitan Sewer District Revenue, Series A, 3.00%, 8/19/10	5,786,892

		14,136,892

Louisiana — 2.08%
15,250,000	Louisiana Public Facilities Authority Revenue, Series A, 0.39%, 8/1/49(a)	15,250,000
4,040,000	Shreveport Home Mortgage Authority Refunding Revenue, 0.40%, 2/15/23, (Credit Support: Fannie Mae)(a)	4,040,000

		19,290,000

Michigan — 2.19%
5,000,000	Detroit City School District GO, Putters Series 2954, 0.45%, 11/1/24, (Credit Support: FSA, Q-SBLF)(a)	5,000,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$4,970,000	L’Anse Creuse Public Schools GO, Putters Series 2719, 0.45%, 11/1/13, (Credit Support: FSA, Q-SBLF)(a)	$4,970,000
5,000,000	Michigan Municipal Bond Authority, Student Aid Notes Revenue, Series C-1, 3.00%, 8/20/10	5,069,777
5,230,000	Michigan Strategic Fund Revenue, 0.37%, 9/1/40, (LOC: Bank of America)(a)	5,230,000

		20,269,777

Minnesota — 6.44%
1,825,000	City of Bloomington Refunding Revenue, Series A1, 0.40%, 11/15/32, (Credit Support: Fannie Mae)(a)	1,825,000
7,240,000	Inver Grove Heights Refunding Revenue, 0.35%, 5/15/35, (Credit Support: Fannie Mae)(a)	7,240,000
6,790,000	Midwest Consortium of Municipal Utilities Revenue, Series B, 0.34%, 10/1/35, (LOC: U.S. Bank NA)(a)	6,790,000
5,550,000	Minnesota Agricultural & Economic Development Board Revenue, Series C-4B, 0.35%, 2/15/20, (Credit Support: Assured GTY)(a)	5,550,000
8,100,000	Oak Park Heights Refunding Revenue, 0.35%, 11/1/35, (Credit Support: Freddie Mac)(a)	8,100,000
10,000,000	Rochester Health Care Facilities, TECP, 0.35%, 10/15/09(b)	10,000,000
2,140,000	St. Paul Housing & Redevelopment Authority Revenue, Series A, 0.34%, 5/1/27, (LOC: U.S. Bank NA)(a)	2,140,000
3,000,000	St. Paul Port Authority Revenue, Series 9-BB, 0.33%, 3/1/29, (LOC: Deutsche Bank AG)(a)	3,000,000
6,000,000	State of Minnesota GO, 5.00%, 10/1/09	6,000,000
9,000,000	State of Minnesota GO, 5.00%, 11/1/09	9,032,995

		59,677,995

Mississippi — 3.21%
29,700,000	Mississippi Business Finance Commission Revenue, Series B, 0.38%, 12/1/30(a)	29,700,000

Missouri — 2.05%
4,200,000	Cape Girardeau County Industrial Development Authority Revenue, Series B, 0.35%, 6/1/39, (LOC: Wells Fargo Bank NA)(a)	4,200,000
1,000,000	Farmington School District GO, Series R-VII, 6.10%, 3/1/10, (Credit Support: State Aid Direct Deposit)	1,022,430
1,765,000	Greene County Reorganized School District No R-2 GO, OID, 6.00%, 3/1/10, (Credit Support: State Aid Direct Deposit)	1,803,847
2,200,000	Newton County Reorganized School District No R-4 GO, 6.05%, 3/1/10, (Credit Support: State Aid Direct Deposit)	2,248,884
7,675,000	Nodaway County Industrial Development Authority Revenue, 0.35%, 11/1/28, (LOC: U.S. Bank NA)(a)	7,675,000
2,000,000	St. Charles County Industrial Development Authority Refunding Revenue, 0.40%, 2/1/29, (Credit Support: Fannie Mae)(a)	2,000,000

		18,950,161

Montana — 2.38%
4,045,000	Montana Board of Investment Revenue, 2.15%, 3/1/10(a)	4,045,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$17,970,000	Montana Board of Investment Revenue, 2.15%, 3/1/29(a)	$17,970,000

		22,015,000

Nebraska — 0.91%
5,570,000	Saline County Hospital Authority No. 1 Refunding Revenue, Series C, 0.35%, 6/1/31, (LOC: U.S. Bank NA)(a)	5,570,000
2,900,000	Scotts Bluff County Hospital Authority Refunding Revenue, 0.40%, 12/1/31, (Credit Support: Ginnie Mae), (LOC: U.S. Bank NA)(a)	2,900,000

		8,470,000

New Hampshire — 0.94%
8,700,000	New Hampshire Health & Education Facilities Authority Revenue, 0.54%, 7/1/28, (LOC: Wells Fargo Bank)(a)	8,700,000

New Jersey — 3.81%
4,915,000	Austin Trust Various States Revenue, Series 2008-353, 0.90%, 7/1/13, (LOC: Bank of America NA)(a)	4,915,000
5,215,700	City of Trenton Water Utility GO, 3.50%, 2/19/10	5,232,368
8,700,000	Newark GO, 3.25%, 1/20/10	8,725,859
16,300,000	Newark GO, Series E, 3.25%, 4/14/10	16,385,138

		35,258,365

New York — 0.65%
5,964,000	Oppenheim-Ephratah Central School District GO, 2.50%, 6/30/10, (Credit Support: State Aid Withholding)	6,013,219

North Carolina — 5.67%
12,000,000	Charlotte-Mecklenburg Hospital Authority Revenue, Series H, 0.28%, 1/15/45, (LOC: Wells Fargo Bank)(a)	12,000,000
9,770,000	North Carolina Capital Facilities Finance Agency Revenue, 0.39%, 8/1/33, (LOC: Wells Fargo Bank)(a)	9,770,000
17,700,000	North Carolina Capital Facilities Finance Agency Revenue, Series B, 0.39%, 6/1/38, (LOC: Wells Fargo Bank)(a)	17,700,000
12,995,000	North Carolina Municipal Power Agency No. 1 Catawba Revenue, Series R-211, 0.38%, 1/1/11, (Credit Support: BHAC-CR, MBIA)(a)	12,995,000

		52,465,000

Ohio — 1.10%
10,200,000	County of Lucas GO, 1.00%, 7/22/10	10,224,401

Oregon — 1.15%
6,000,000	Confederated Tribes of the Umatilla Indian Reservation Revenue, 0.37%, 12/1/28, (LOC: Bank of America NA)(a)	6,000,000
4,500,000	Oregon State Department of Administrative Services COP, Series A, OID, 6.00%, 5/1/10, (Credit Support: AMBAC)	4,688,250

		10,688,250

Pennsylvania — 7.49%
8,900,000	Allegheny County Higher Education Building Authority Revenue, Series A, 0.31%, 3/1/38, (LOC: PNC Bank NA)(a)	8,900,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$8,000,000	Allegheny County Hospital Development Authority Revenue, Series A, 0.31%, 6/1/30, (LOC: PNC Bank NA)(a)	$8,000,000
3,630,000	Allegheny County Hospital Development Authority Revenue, Series A, 1.85%, 5/1/14, (LOC: PNC Bank NA)(a)	3,630,000
8,155,000	JP Morgan Chase Putters/Drivers Trust GO, Series 3405, 0.43%, 11/15/14, (Credit Support: FSA, State Aid Withholding)(a)(d)	8,155,000
8,050,000	Luzerne County Convention Center Authority Revenue, Series A, 0.31%, 9/1/28, (LOC: PNC Bank NA)(a)	8,050,000
12,000,000	Pennsylvania Economic Development Financing Authority, 0.90%, 12/1/38, (LOC: Wachovia Bank NA)(a)	12,000,000
10,000,000	Pennsylvania Economic Development Financing Authority Refunding Revenue, Series B, 1.25%, 12/1/38, (LOC: Wells Fargo Bank)(a)	10,000,000
2,100,000	Pennsylvania Higher Educational Facilities Authority Revenue, Series F2, 1.85%, 5/1/25, (LOC: PNC Bank NA)(a)	2,100,000
4,500,000	Pennsylvania Higher Educational Facilities Authority Revenue, Series J4, 1.85%, 5/1/32, (LOC: PNC Bank NA)(a)	4,500,000
4,000,000	Washington County Hospital Authority Revenue, Series A, 1.25%, 7/1/37, (LOC: Wells Fargo Bank)(a)	4,000,000

		69,335,000

Rhode Island — 1.65%
12,055,000	JPMorgan Chase Putters/Drivers Trust GO, Series 3273, 0.80%, 3/1/11, (Credit Support:MBIA-RE)(a)(d)	12,055,000
3,200,000	Rhode Island Health & Educational Building Corp. Revenue, 0.45%, 6/1/37, (LOC: Bank of America NA)(a)	3,200,000

		15,255,000

South Carolina — 2.27%
6,000,000	St Peters Parish-Jasper County Public Facilities Corp. Revenue, Series B, 1.50%, 7/1/10	6,000,000
15,000,000	Town of Lexington Water Works & Sewer Systems Revenue, 1.25%, 4/15/10	14,980,105

		20,980,105

Tennessee — 0.22%
2,000,000	Hendersonville Industrial Development Board Refunding Revenue, 0.32%, 2/15/28, (Credit Support: Fannie Mae)(a)	2,000,000

Texas — 4.94%
2,320,000	Aldine Independent School District GO, 1.75%, 2/15/10, (Credit Support: PSF-GTD)	2,329,898
5,000,000	City of San Antonio Refunding Revenue, Series B, OID, 0.50%, 2/1/10, (Credit Support: FGIC)(b)	4,991,677
4,075,000	Harris County Hospital District Revenue, Series R-12075, 0.38%, 8/15/10, (Credit Support: BHAC-CR, NATL-RE)(a)	4,075,000
8,000,000	Harris County TECP, 0.30%, 11/17/09(b)	8,000,000
9,000,000	Harris County, TECP, 0.43%, 10/6/09(b)	9,000,000
4,300,000	JP Morgan Chase Putters/Drivers Trust GO, Series 3563, 0.45%, 4/1/15, (Credit Support: FSA)(a)(d)	4,300,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$5,000,000	North Texas Tollway Authority Revenue, Series R-11392, 0.38%, 1/1/16, (Credit Support: BHAC-CR)(a)	$5,000,000
5,415,000	Splendora Higher Education Facilities Corp. Revenue, Series A, 0.34%, 12/1/26, (LOC: Wells Fargo Bank NA)(a)	5,415,000
2,630,000	Tarrant County Housing Finance Corp. Revenue, 0.39%, 2/15/36, (Credit Support: Fannie Mae)(a)	2,630,000

		45,741,575

Utah — 1.42%
3,700,000	Duchesne County School District Revenue, 0.34%, 6/1/21, (LOC: U.S. Bank NA)(a)	3,700,000
5,000,000	Emery County Revenue, 0.32%, 11/1/24, (LOC: Wells Fargo Bank NA)(a)	5,000,000
4,435,000	Salt Lake County Housing Authority Refunding Revenue, 0.37%, 2/15/31, (Credit Support: Fannie Mae)(a)	4,435,000

		13,135,000

Virginia — 3.70%
6,735,000	JP Morgan Chase Putters/Drivers Trust Revenue, Series 3313Z, 0.45%, 1/1/31, (Credit Support: MBIA-RE, GO of Authority), Callable 7/01/11 @ 100(a)	6,735,000
9,050,000	Lewistown Commerce Center Community Development Authority Special Tax, Series 2115, 0.34%, 3/1/27, Callable 3/01/18 @ 100(a)	9,050,000
18,500,000	Montgomery County Industrial Development Authority Revenue, Series A, 0.32%, 2/1/39(a)	18,500,000

		34,285,000

Washington — 1.84%
4,995,000	JP Morgan Chase Putters/Drivers Trust GO, Series 3542Z, 0.50%, 12/1/14, (Credit Support: MBIA-RE, FGIC, School Board GTY)(a)(d)	4,995,000
280,000	Washington State Housing Finance Commission Refunding Revenue, Series B, 0.40%, 7/1/11, (LOC: U.S. Bank NA)(a)	280,000
1,100,000	Washington State Housing Finance Commission Revenue, 0.40%, 7/1/22, (LOC: U.S. Bank NA)(a)	1,100,000
10,695,000	Washington State Housing Finance Commission Revenue, Series B, 0.34%, 7/1/36, (LOC: Bank of America NA)(a)	10,695,000

		17,070,000

Wisconsin — 1.79%
4,295,000	Badger TOB Asset Securitization Corp. Revenue, 5.50%, 6/1/10	4,429,757
600,000	Beloit School District GO, 3.00%, 2/1/10	601,074
5,000,000	City of Middleton Revenue, 1.75%, 7/1/10	5,029,282
2,645,000	Milwaukee Redevelopment Authority Revenue, 0.40%, 9/1/40, (LOC: U.S. Bank NA)(a)	2,645,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$3,875,000	Watertown Unified School District GO, 2.50%, 2/1/10	$3,878,077

		16,583,190

Total Municipal Bonds (Cost $916,791,105)		916,791,105

Shares
Investment Companies — 0.31%
1,832,724	Goldman Sachs Tax-Free Institutional Money Market Fund	1,832,724
1,000,000	Wells Fargo Advantage National Tax-Free Institutional Money Market Fund	1,000,000

Total Investment Companies (Cost $2,832,724)		2,832,724

Total Investments (Cost $919,623,829)(c) — 99.32%		919,623,829
Other assets in excess of liabilities — 0.68%		6,327,686

NET ASSETS — 100.00%		$925,951,515

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2009. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Tax cost on securities is $919,629,789.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

Abbreviations	used are defined below:

AMBAC – American Municipal Bond Assurance Corp.

BHAC-CR – Berkshire Hathaway Assurance Corp. Custodial Receipts

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Co.

FSA – Financial Security Assurance, Inc.

GO – General Obligation

GTY – Guaranty

LOC – Letter of Credit

MBIA – Municipal Bond Insurance Association

NATL-RE – National Public Finance Guaranty Corp.

OID – Original Issue Discount

PFS-GTD – Permanent School Fund Guaranteed

Q-SBLF – Qualified School Board Loan Fund

TECP – Tax Exempt Commercial Paper

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund

September 30, 2009

Principal Amount		Value
Commercial Paper — 23.65%
Banks - Canadian — 4.44%
$50,000,000	Bank of Nova Scotia, 0.23%, 10/8/09(b)	$49,997,764

Finance - Diversified Domestic — 6.65%
50,000,000	Citigroup Funding, Inc., 0.30%, 10/9/09(b)	49,996,667
25,000,000	General Electric Capital Services, 0.27%, 10/13/09(b)	24,997,750

		74,994,417

Health Care — 3.52%
14,650,000	Medtronic, Inc., 0.20%, 10/9/09(b)(d)	14,649,349
25,000,000	Medtronic, Inc., 0.20%, 10/14/09(b)(d)	24,998,194

		39,647,543

Industrials — 1.33%
15,000,000	Reckitt Benckiser, 0.40%, 10/14/09(b)(d)	14,997,833

Insurance — 1.95%
10,000,000	AXA, 0.19%, 10/2/09(b)(d)	9,999,947
12,000,000	Metlife Short Term Funding LLC, 0.20%, 11/4/09(b)(d)	11,997,734

		21,997,681

Manufacturing — 4.43%
50,000,000	Honeywell International, 0.38%, 12/22/09(b)(d)	49,956,722

Utilities — 1.33%
15,000,000	GDF Suez, 0.21%, 10/13/09(b)(d)	14,998,950

Total Commercial Paper (Cost $266,590,910)		266,590,910

Certificates of Deposit — 7.10%
Banks - Canada — 7.10%
30,000,000	Bank of Montreal, 0.25%, 10/1/09	30,000,000
50,000,000	Toronto Dominion Bank, 0.52%, 1/25/10	50,004,020

		80,004,020

Total Certificates of Deposit (Cost $80,004,020)		80,004,020

Corporate Bonds — 8.39%
Finance - Diversified Domestic — 6.08%
19,000,000	General Electric Capital Corp, 5.25%, 10/27/09	19,061,395
13,800,000	Ring-Missouri LP, 0.40%, 9/1/18, (Credit Support: Regions Bank)(a)	13,800,000
15,655,000	SF Tarns LLC, 0.40%, 1/1/28, (Credit Support: Bank of America)(a)	15,655,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
$20,000,000	Twins Ballpark LLC, 1.53%, 10/1/34, (Credit Support: Assured Guaranty, JP Morgan)(a)(d)	$20,000,000

		68,516,395

Health Care — 1.07%
12,000,000	The Portland Clinic LLP, 0.44%, 11/20/33, (Credit Support: U.S. Bank)(a)	12,000,000

Industrials — 1.24%
14,000,000	Praxair, Inc., 0.48%, 5/26/10(a)	14,019,966

Total Corporate Bonds (Cost $94,536,361)		94,536,361

Municipal Bonds — 26.79%
California — 2.94%
5,000,000	California Statewide Communities Development Authority Revenue, 0.45%, 9/1/46, Callable 3/01/12 @ 100(a)	5,000,000
19,585,000	The Olympic Club Refunding Revenue, 0.40%, 9/30/32, (LOC: Bank of America NA)(a)	19,585,000
8,510,000	San Francisco City & County Housing Authority Revenue, 0.34%, 9/1/49, (LOC: Citibank NA)(a)	8,510,000

		33,095,000

Georgia — 0.16%
1,800,000	Walton County Industrial Building Authority Revenue, 0.65%, 10/1/17, (LOC: Wachovia Bank NA)(a)	1,800,000

Kentucky — 0.39%
4,395,000	Lexington-Fayette Urban County Airport Board Refunding Revenue, Series C, 0.35%, 7/1/33, (LOC: JP Morgan Chase Bank)(a)	4,395,000

Massachusetts — 5.36%
13,965,000	Massachusetts Development Finance Agency Revenue, Series B, 0.35%, 7/1/28, (LOC: Wells Fargo Bank NA)(a)	13,965,000
20,835,000	Massachusetts Educational Financing Authority Revenue, Series R-11649, 0.46%, 1/1/30, (Credit Support: Assured GTY), Callable 1/01/18 @ 100(a)(d)	20,835,000
14,825,000	Massachusetts Health & Educational Facilities Authority Revenue, 0.32%, 10/1/30, (LOC: JP Morgan Chase Bank)(a)	14,825,000
10,800,000	Massachusetts Housing Finance Agency Revenue, 0.32%, 12/1/34, (LOC: JP Morgan Chase Bank)(a)	10,800,000

		60,425,000

Minnesota — 0.35%
3,900,000	St. Paul Port Authority Revenue, 0.27%, 3/1/29, (LOC: Deutsche Bank AG)(a)	3,900,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Mississippi — 1.45%
$16,365,000	Mississippi Development Bank Special Obligation Refunding Revenue, Series B, 0.40%, 10/1/31, (LOC: Bank of America NA)(a)	$16,365,000

New Jersey — 2.21%
6,675,000	New Jersey Economic Development Authority Revenue, Series A, 0.40%, 9/1/21, (LOC: Wells Fargo Bank NA)(a)	6,675,000
18,225,000	New Jersey Health Care Facilities Finance Authority Revenue, Series B, 0.35%, 7/1/37, (Credit Support: Assured GTY)(a)	18,225,000

		24,900,000

New York — 4.63%
7,945,000	Nassau County Industrial Development Agency Revenue, Series D, 0.25%, 1/1/28, (LOC: LaSalle Bank NA)(a)	7,945,000
6,995,000	New York City Housing Development Corp. Multi-Family Rental Housing Revenue, Series B, 0.27%, 4/15/36, (Credit Support: Fannie Mae)(a)	6,995,000
22,150,000	New York City Housing Development Corp. Revenue, Series A, 0.42%, 6/1/13, (LOC: JP Morgan Chase Bank)(a)	22,150,000
15,100,000	New York State Housing Finance Agency Revenue, Series B, 0.32%, 11/1/36, (LOC: Bank of America NA)(a)	15,100,000

		52,190,000

Ohio — 2.06%
10,670,000	Grove City Revenue, 0.45%, 6/15/30, (Credit Support: Fannie Mae)(a)	10,670,000
12,500,000	Ohio State Higher Educational Facilities Refunding Revenue, Series B, 0.40%, 5/1/42, (LOC: U.S. Bank NA)(a)	12,500,000

		23,170,000

Pennsylvania — 1.86%
21,015,000	City of Reading Revenue, Series D, 0.35%, 11/1/32, (LOC: Wells Fargo Bank NA)(a)	21,015,000

Utah — 1.91%
8,780,000	Ogden City Redevelopment Agency Refunding Revenue, Series A, 0.35%, 6/1/31, (LOC: Wells Fargo Bank NA)(a)	8,780,000
12,805,000	Utah Housing Corp. Revenue, Series C-2, Class 1, 0.40%, 1/1/38(a)	12,805,000

		21,585,000

Virginia — 2.88%
32,475,000	Montgomery County Industrial Development Authority Revenue, Series B, 0.40%, 2/1/39(a)	32,475,000

Washington — 0.59%
6,700,000	Port Seattle Industrial Development Corp. Revenue, 0.37%, 12/31/21, (LOC: Citibank NA)(a)	6,700,000

Total Municipal Bonds (Cost $302,015,000)		302,015,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 1.38%
Freddie Mac — 1.38%
$15,531,022	Series 3427, 0.39%, 3/15/10(a)	$15,531,022

Total U.S. Government Agency Backed Mortgages (Cost $15,531,022)		15,531,022

Repurchase Agreements — 28.83%
100,000,000	Barclays Capital Inc. dated 9/30/09; due 10/1/09 at 0.02% with maturity value of $100,000,055 (fully collateralized by a US Treasury Strip with a maturity date of 11/15/21 at a rate of 0.00%).	100,000,000
100,000,000	BNP Paribas Securities Corp. dated 9/30/09; due 10/1/09 at 0.05% with maturity value of $100,000,139 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 2/1/13 to 10/1/39 at rates ranging from 4.00% to 8.00%).	100,000,000
125,000,000	Deutsche Bank AG dated 9/30/09; due 10/1/09 at 0.08% with maturity value of $125,000,278 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 12/1/21 to 12/1/38 at rates ranging from 5.50% to 7.00%).	125,000,000

Total Repurchase Agreements (Cost $325,000,000)		325,000,000

Shares
Investment Company — 3.82%
43,005,504	Wells Fargo Prime Investment Money Market Fund	$43,005,504

Total Investment Company (Cost $43,005,504)		43,005,504

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

September 30, 2009

Value
Total Investments (Cost $1,126,682,817)(c) — 99.96%	$1,126,682,817
Other assets in excess of liabilities — 0.04%	457,860

NET ASSETS — 100.00%	$1,127,140,677

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2009. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Tax cost of securities is equal to book cost of securities.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

Abbreviations used are defined below:

GTY – Guaranty

LOC – Letter of Credit

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund

September 30, 2009

Principal Amount		Value
Municipal Bonds — 91.55%
Arizona — 2.76%
$3,260,000	Maricopa County Industrial Development Authority Revenue, Series A, 0.35%, 4/15/30, (Credit Support: Fannie Mae)(a)	$3,260,000
5,900,000	Pima County Industrial Development Authority Revenue, 0.31%, 9/1/38, (LOC: PNC Bank NA)(a)	5,900,000

		9,160,000

Colorado — 3.19%
3,825,000	City of Colorado Springs Revenue, 0.34%, 3/15/23, (LOC: Wells Fargo Bank NA)(a)	3,825,000
3,475,000	County of Pitkin Refunding Revenue, Series A, 0.40%, 12/1/24, (LOC: U.S. Bank NA)(a)	3,475,000
1,630,000	Meridian Ranch Metropolitan District GO, 0.40%, 12/1/38, (LOC: U.S. Bank NA)(a)	1,630,000
1,685,000	Parker Automotive Metropolitan District GO, 0.40%, 12/1/34, (LOC: U.S. Bank NA)(a)	1,685,000

		10,615,000

District Of Columbia — 4.52%
1,700,000	District of Columbia Revenue, 0.34%, 7/1/36, (LOC: BB&T Bank)(a)	1,700,000
4,700,000	District of Columbia Revenue,, 0.31%, 10/1/37, (LOC: PNC Bank NA)(a)	4,700,000
4,630,000	District of Columbia Revenue, Children’s Defense Fund, 0.52%, 4/1/22, (LOC: Wachovia Bank NA)(a)	4,630,000
3,980,000	District of Columbia Water & Sewer Authority Revenue, Series 3022, 0.45%, 4/1/16, (Credit Support: Assured GTY)(a)	3,980,000

		15,010,000

Georgia — 2.17%
7,215,000	Clayton County Housing Authority Refunding Revenue, 0.37%, 9/1/26, (Credit Support: Fannie Mae)(a)	7,215,000

Illinois — 9.44%
2,780,000	Channahon Revenue, Series A, 0.35%, 12/1/34, (LOC: U.S. Bank NA)(a)	2,780,000
3,095,000	Channahon Revenue, Series D, 0.35%, 12/1/32, (LOC: U.S. Bank NA)(a)	3,095,000
500,000	Chicago Board of Education Refunding GO, Series A-1, 0.30%, 3/1/26, (LOC: Harris Trust & Savings Bank)(a)	500,000
2,700,000	Galesburg Revenue, 0.35%, 7/1/24, (LOC:Bank of America)(a)	2,700,000
4,100,000	Illinois Educational Facilities Authority Revenue, 0.33%, 12/1/25, (LOC: JP Morgan Chase Bank)(a)	4,100,000
16,100,000	Illinois Finance Authority Revenue, 0.50%, 8/15/39, (Credit Support: Assured GTY), Callable 8/15/18 @ 100(a)(d)	16,100,000
2,100,000	Illinois Finance Authority, Beloit Memorial Hospital, Inc. Revenue , Series A, 0.35%, 4/1/36, (LOC: JP Morgan Chase Bank)(a)	2,100,000

		31,375,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Indiana — 3.92%
$4,500,000	Indiana Finance Authority Refunding Revenue, 0.35%, 3/1/36, (LOC: BB&T Bank)(a)	$4,500,000
8,540,000	Indiana Health Facility Financing Authority Revenue, Series A, 0.37%, 7/1/28, (LOC: Bank of America NA)(a)	8,540,000

		13,040,000

Iowa — 1.62%
3,220,000	Iowa Finance Authority Revenue, 0.34%, 2/1/23, (LOC: Wells Fargo Bank NA)(a)	3,220,000
2,150,000	Woodbury County Revenue, 0.34%, 11/1/16, (LOC: U.S. Bank NA)(a)	2,150,000

		5,370,000

Kansas — 0.97%
3,215,000	City of Olathe Refunding Revenue, Series B, 0.42%, 11/1/18, (LOC: Bank of America NA)(a)	3,215,000

Louisiana — 3.93%
8,000,000	Louisiana Public Facilities Authority Revenue, Series A, 0.39%, 8/1/49(a)	8,000,000
5,080,000	South Louisiana Port Commission Refunding Revenue, 0.32%, 7/1/18, (LOC: Bank of New York)(a)	5,080,000

		13,080,000

Michigan — 0.30%
1,000,000	Michigan State Hospital Finance Authority Revenue, 0.37%, 6/1/22, (Credit Support: Assured GTY)(a)	1,000,000

Minnesota — 10.86%
8,035,000	Burnsville Refunding Revenue, 0.35%, 1/1/35, (Credit Support: Freddie Mac)(a)	8,035,000
4,995,000	Inver Grove Heights Refunding Revenue, 0.35%, 5/15/35, (Credit Support: Fannie Mae)(a)	4,995,000
2,910,000	JPMorgan Chase Putters/Drivers Trust GO, Series 3265, 0.33%, 11/1/10(a)(d)	2,910,000
4,100,000	Midwest Consortium of Municipal Utilities Revenue, Series B, 0.34%, 10/1/35, (LOC: U.S. Bank NA)(a)	4,100,000
1,200,000	Minnetonka Refunding Revenue, 0.35%, 11/15/31, (Credit Support: Fannie Mae)(a)	1,200,000
5,575,000	Oak Park Heights Refunding Revenue, 0.35%, 11/1/35, (Credit Support: Freddie Mac)(a)	5,575,000
5,000,000	Rochester Health Care Facilities, TECP, 0.35%, 10/15/09(b)	5,000,000
1,270,000	Spring Lake Park Refunding Revenue, 0.35%, 2/15/33, (Credit Support: Fannie Mae)(a)	1,270,000
3,000,000	St. Paul Port Authority Revenue, Series 5-O, 0.33%, 12/1/28, (LOC: Deutsche Bank AG)(a)	3,000,000

		36,085,000

Mississippi — 6.02%
20,000,000	Jackson County Port Facilities Refunding Revenue, 0.27%, 6/1/23(a)	20,000,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Nebraska — 1.80%
$6,000,000	Madison County Hospital Authority No. 1 Revenue, Series B, 0.34%, 7/1/33, (LOC: U.S. Bank NA)(a)	$6,000,000

Nevada — 3.21%
5,515,000	Reno Refunding Revenue, Series A, 0.33%, 6/1/32, (LOC: Bank of America NA)(a)	5,515,000
5,145,000	Township of Fernley GO, Series R-11458, 0.50%, 2/1/16, (Credit Support: Assured GTY)(a)	5,145,000

		10,660,000

North Carolina — 1.80%
6,000,000	Charlotte-Mecklenburg Hospital Authority Revenue, Series H, 0.28%, 1/15/45, (LOC: Wells Fargo Bank)(a)	6,000,000

Oregon — 0.09%
300,000	City of Portland Refunding Revenue, 0.32%, 12/1/11, (LOC: Harris Trust & Savings Bank)(a)	300,000

Pennsylvania — 12.11%
4,010,000	Allegheny County Industrial Development Authority Revenue, 0.31%, 6/1/38, (LOC: PNC Bank NA)(a)	4,010,000
3,305,000	Cumberland County Municipal Authority Revenue, Series C, 0.39%, 1/1/33, (LOC: Wachovia Bank NA)(a)	3,305,000
5,000,000	Delaware County Industrial Development Authority Refunding Revenue, Series G, 0.25%, 12/1/31(a)	5,000,000
5,000,000	Delaware County Industrial Development Authority Refunding Revenue, Series G, 0.25%, 12/1/31(a)	5,000,000
4,700,000	Emmaus General Authority Revenue, Series F, 0.30%, 3/1/24, (LOC: U.S. Bank NA)(a)	4,700,000
8,000,000	Philadelphia Authority for Industrial Development Revenue, 0.54%, 12/1/37, (LOC: Wachovia Bank NA)(a)	8,000,000
10,225,000	York County Industrial Development Authority Revenue, 0.31%, 7/1/37, (LOC: PNC Bank NA)(a)	10,225,000

		40,240,000

Rhode Island — 1.94%
6,455,000	JPMorgan Chase Putters/Drivers Trust GO, Series 3273, 0.80%, 3/1/11, (Credit Support: MBIA-RE)(a)(d)	6,455,000

South Carolina — 3.99%
6,500,000	Cherokee County Revenue, 0.37%, 12/1/15, (LOC: LaSalle Bank NA)(a)	6,500,000
6,770,000	South Carolina Jobs-Economic Development Authority Revenue, 0.54%, 5/1/29, (LOC: Wachovia Bank NA)(a)	6,770,000

		13,270,000

South Dakota — 3.80%
12,640,000	Sioux Falls Revenue, Putters Series 2057, 0.50%, 5/15/15, (Credit Support: MBIA-RE)(a)	12,640,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

September 30, 2009

Principal Amount		Value
Texas — 2.65%
$3,300,000	Crawford Education Facilities Corp. Revenue, 0.40%, 6/1/18, (LOC: U.S. Bank NA)(a)	$3,300,000
5,510,000	Dallas Performing Arts Cultural Facilities Corp. Revenue, Series A, 0.35%, 9/1/41, (LOC: Bank of America NA)(a)	5,510,000

		8,810,000

Utah — 3.02%
5,360,000	Jordanelle Special Service District Revenue, 0.34%, 9/1/25, (LOC: Wells Fargo Bank NA)(a)	5,360,000
3,870,000	Ogden City Redevelopment Agency Tax Allocation, Series A, 0.34%, 4/1/25, (LOC: Wells Fargo Bank NA)(a)	3,870,000
805,000	Sanpete County Revenue, 0.34%, 8/1/28, (LOC: U.S. Bank NA)(a)	805,000

		10,035,000

Washington — 2.99%
6,930,000	Washington Health Care Facilities Authority Revenue, 0.42%, 8/1/26, (LOC: Bank of America NA)(a)	6,930,000
3,000,000	Washington State Housing Finance Commission Revenue, The Overlake School Project, 0.34%, 10/1/29, (LOC: Wells Fargo Bank NA)(a)	3,000,000

		9,930,000

Wisconsin — 4.45%
4,100,000	Wisconsin Health & Educational Facilities Authority Refunding Revenue, Series B3, 0.40%, 10/1/33, (LOC: JP Morgan Chase Bank)(a)	4,100,000
8,815,000	Wisconsin Health & Educational Facilities Authority Revenue, 0.34%, 6/1/28, (LOC: Wells Fargo Bank NA)(a)	8,815,000
1,880,000	Wisconsin Municipalities Private School Finance Commission Revenue, 0.40%, 3/1/23, (LOC: U.S. Bank NA)(a)	1,880,000

		14,795,000

Total Municipal Bonds
(Cost $304,300,000)		304,300,000

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

September 30, 2009

Shares		Value
Investment Companies — 5.55%
9,385,338	Goldman Sachs Tax-Free Institutional Money Market Fund	$9,385,338
9,039,315	Wells Fargo Advantage National Tax-Free Institutional Money Market Fund	9,039,315

Total Investment Companies
(Cost $18,424,653)		18,424,653

Total Investments
(Cost $322,724,653)(c) — 97.10%		322,724,653
Other assets in excess of liabilities — 2.90%		9,652,308

NET ASSETS — 100.00%		$332,376,961

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2009. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Tax cost of securities is equal to book cost of securities.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

Abbreviations used are defined below:

GO – General Obligation

GTY – Guaranty

MBIA-RE – Municipal Bond Insurance Association

LOC – Letter of Credit

TECP – Tax Exempt Commercial Paper

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2009

Prime Money Market Fund
Assets:
Investments, at value (cost $15,091,531,451; $5,175,820,322; $919,623,829; $1,126,682,817 and $322,724,653, respectively)	$15,091,531,451 *
Cash	254,984,828
Interest and dividends receivable	27,659,907
Receivable for investments sold	88,945,361
Prepaid expenses and other assets	270,982

Total Assets	15,463,392,529

Liabilities:
Distributions payable	632,582
Payable for investments purchased	99,963,167
Accrued expenses and other payables:
Investment advisory fees	1,354,831
Audit fees	180,000
Trustee fees	9,621
Distribution fees	3,423,522
Shareholder reports	235,031
Shareholder servicing fees	248,103
Transfer Agent fees	11,995
Other	212,736

Total Liabilities	106,271,588

Net Assets	$15,357,120,941

Net Assets Consist Of:
Capital	$15,361,863,579
Undistributed (distributions in excess of) net investment income	(918)
Accumulated net realized gains (losses) from investment transactions	(4,741,720)

Net Assets	$15,357,120,941

Net Assets:
Fund Level
RBC Institutional Class 1	$4,426,306,746
RBC Institutional Class 2	19,118,536
RBC Investor Class	4,658,665,875
RBC Reserve Class	4,869,792,873
RBC Select Class	1,383,236,911

Total	$15,357,120,941

*	$2,350,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
**	$2,000,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
***	$325,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

U.S. Government Money Market Fund		Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund		Tamarack Institutional Tax-Free Money Market Fund

$5,175,820,322	**	$919,623,829	$1,126,682,817	***	$322,724,653
1,203,220		—	—
5,917,128		3,243,309	677,027		121,267
—		3,450,176	—		9,541,260
130,184		106,350	92,165		36,874

5,183,070,854		926,423,664	1,127,452,009		332,424,054

17,367		—	—		—
—		—	—		—

425,952		78,727	209,919		14,604
68,417		17,603	23,845		10,146
3,638		876	1,781		606
665,858		341,511	—		—
86,479		13,691	27,974		9,086
32,960		1,884	—		—
3,335		3,961	5,692		2,209
76,526		13,896	42,121		10,442

1,380,532		472,149	311,332		47,093

$5,181,690,322		$925,951,515	$1,127,140,677		$332,376,961

$5,181,695,053		$925,803,670	$1,127,169,151		$332,335,712
3,719		—	—		41,249
(8,450)		147,845	(28,474)		—

$5,181,690,322		$925,951,515	$1,127,140,677		$332,376,961

			$1,127,140,677		$332,376,961
$848,374,473		$50,699,643	—		—
14,097,666		10,043	—		—
1,371,663,420		201,566,864	—		—
1,714,179,712		431,747,558	—		—
1,233,375,051		241,927,407	—		—

$5,181,690,322		$925,951,515	$1,127,140,677		$332,376,961

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

Prime Money Market Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Fund Level	—
RBC Institutional Class 1	4,426,288,973
RBC Institutional Class 2	19,114,490
RBC Investor Class	4,660,765,542
RBC Reserve Class	4,871,979,131
RBC Select Class S	1,383,835,410

Total	15,361,983,546

Net Asset Values and Redemption Price per Share:
Fund Level
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

RBC Reserve Class	$1.00

RBC Select Class S	$1.00

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

U.S. Government Money Market Fund	Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund

—	—	1,127,182,789	332,335,712
848,353,723	50,696,758	—	—
14,096,651	10,042	—	—
1,371,678,281	201,546,869	—	—
1,714,207,599	431,703,741	—	—
1,233,393,186	241,894,365	—	—

5,181,729,440	925,851,775	1,127,182,789	332,335,712

		$1.00	$1.00

$1.00	$1.00

$1.00	$1.00

$1.00	$1.00

$1.00	$1.00

$1.00	$1.00

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2009

Prime Money Market Fund
Investment Income:
Interest income	$146,575,699
Dividend income	1,190,878

Total Investment Income	147,766,577

Expenses:
Investment advisory fees	16,997,453
Distribution fees-RBC Institutional Class 2	9,119
Distribution fees-RBC Investor Class	39,985,318
Distribution fees-RBC Reserve Class	37,778,598
Distribution fees-RBC Select Class	9,470,734
Shareholder servicing fee	782,853
Accounting fees	619,755
Administration fees	3,608,254
Audit fees	235,152
Custodian fees	168,113
Federal insurance fee	4,357,688
Insurance fees	140,413
Legal fees	509,457
Registration and filing fees	308,126
Shareholder reports	3,558,907
Transfer agent fees	2,094,949
Trustees’ fees	251,362
Other fees	308,958

Total expenses before fee reductions	121,185,209
Expenses reduced by:
Adviser	—
Shareholder Servicing Agent - Class Specific	(10,016)
Distributor - Class Specific	(24,268,192)

Net Expenses	96,907,001

Net Investment Income	50,859,576

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	69,009
Net change in unrealized appreciation/depreciation on investments	14,844,247

Net realized/unrealized gains (losses) from investments	14,913,256

Change in net assets resulting from operations	$65,772,832

FINANCIAL STATEMENTS

Statements of Operations (cont.)

U.S. Government Money Market Fund	Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund

$41,205,636	$9,684,088	$14,949,083	$3,927,232
269,692	900,379	415,554	242,483

41,475,328	10,584,467	15,364,637	4,169,715

5,825,393	1,564,796	3,606,397	1,174,597
33,612	13	—	—
11,306,612	1,883,066	—	—
13,746,209	3,622,969	—	—
8,941,321	1,763,792	—	—
166,359	24,506	—	—
230,250	50,055	72,134	23,492
1,185,466	352,219	—	—
88,457	20,902	30,175	11,427
65,896	14,310	25,782	7,485
1,080,696	393,552	765,954	278,506
41,714	12,645	19,835	8,918
161,202	42,557	64,396	22,065
180,102	165,559	125,602	92,218
602,821	84,287	53,099	16,000
239,041	90,177	66,991	23,106
91,752	22,089	31,512	10,721
133,483	38,525	39,529	21,464

44,120,386	10,146,019	4,901,406	1,689,999

—	—	(63,717)	(240,869)
—	(602)	—	—
(15,738,209)	(2,879,416)	—	—

28,382,177	7,266,001	4,837,689	1,449,130

13,093,151	3,318,466	10,526,948	2,720,585

(7,011)	160,623	15,030	57,311
—	—	1,458,614	—

(7,011)	160,623	1,473,644	57,311

$13,086,140	$3,479,089	$12,000,592	$2,777,896

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Prime Money Market Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income	$50,859,576	$317,782,495
Net realized gains (losses) from investment transactions	69,009	(4,674,165)
Net change in unrealized appreciation/depreciation on investments	14,844,247	(14,844,247)

Change in net assets resulting from operations	65,772,832	298,264,083

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(30,891,053)	(317,789,080)
RBC Institutional Class 2 Shareholders	(23,212)	—
RBC Investor Class Shareholders	(6,340,573)	—
RBC Reserve Class Shareholders	(10,119,679)	—
RBC Select Class Shareholders	(3,485,059)	—

Change in net assets resulting from shareholder distributions	(50,859,576)	(317,789,080)

Capital Transactions:
Proceeds from shares issued	45,303,434,752	5,514,316,481
Distributions reinvested	48,514,598	317,761,781
Cost of shares redeemed	(40,600,609,712)	(4,883,761,002)

Change in net assets resulting from capital transactions	4,751,339,638	948,317,260

Net increase in net assets	4,766,252,894	928,792,263
Net Assets:
Beginning of year	10,590,868,047	9,662,075,784

End of year	$15,357,120,941	$10,590,868,047

Distributions in excess of net investment income	$(918)	$(918)

Share Transactions:
Issued	45,303,434,752	5,514,316,481
Reinvested	48,514,598	317,761,781
Redeemed	(40,600,609,712)	(4,883,761,002)

Change in shares resulting from capital transactions	4,751,339,638	948,317,260

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income	$13,093,151	$46,333,075
Net realized gains (losses) from investment transactions	(7,011)	6,015

Change in net assets resulting from operations	13,086,140	46,339,090

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(7,864,168)	(46,333,075)
RBC Institutional Class 2 Shareholders	(123,498)	—
RBC Investor Class Shareholders	(812,604)	—
RBC Reserve Class Shareholders	(2,280,321)	—
RBC Select Class Shareholders	(2,012,560)	—

Change in net assets resulting from shareholder distributions	(13,093,151)	(46,333,075)

Capital Transactions:
Proceeds from shares issued	13,869,654,342	2,818,896,723
Distributions reinvested	12,324,595	46,337,501
Cost of shares redeemed	(11,966,466,424)	(992,408,623)

Change in net assets resulting from capital transactions	1,915,512,513	1,872,825,601

Net increase in net assets	1,915,505,502	1,872,831,616
Net Assets:
Beginning of year	3,266,184,820	1,393,353,204

End of year	$5,181,690,322	$3,266,184,820

Undistributed net investment income	$3,719	$—

Share Transactions:
Issued	13,869,654,342	2,818,896,723
Reinvested	12,324,595	46,337,501
Redeemed	(11,966,466,424)	(992,408,623)

Change in shares resulting from capital transactions	1,915,512,513	1,872,825,601

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tax-Free Money Market Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income	$3,318,466	$18,753,469
Net realized gains from investment transactions	160,623	166,368

Change in net assets resulting from operations	3,479,089	18,919,837

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(2,817,040)	(18,772,192)
RBC Institutional Class 2 Shareholders	(41)	—
RBC Investor Class Shareholders	(97,915)	—
RBC Reserve Class Shareholders	(299,976)	—
RBC Select Class Shareholders	(269,813)	—

Change in net assets resulting from shareholder distributions	(3,484,785)	(18,772,192)

Capital Transactions:
Proceeds from shares issued	2,278,391,724	1,157,984,109
Distributions reinvested	3,484,785	18,772,192
Cost of shares redeemed	(2,259,627,588)	(1,114,363,283)

Change in net assets resulting from capital transactions	22,248,921	62,393,018

Net increase in net assets	22,243,225	62,540,663
Net Assets:
Beginning of year	903,708,290	841,167,627

End of year	$925,951,515	$903,708,290

Undistributed net investment income	$—	$—

Share Transactions:
Issued	2,278,391,724	1,157,984,109
Reinvested	3,484,785	18,772,192
Redeemed	(2,259,627,588)	(1,114,363,283)

Change in shares resulting from capital transactions	22,248,921	62,393,018

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tamarack Institutional Prime Money Market Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income	$10,526,948	$67,800,853
Net realized gains from investment transactions	15,030	90,200
Net change in unrealized appreciation/depreciation on investments	1,458,614	(1,458,614)

Change in net assets resulting from operations	12,000,592	66,432,439

Distributions from Net Investment Income	(10,526,947)	(67,806,075)

Change in net assets resulting from shareholder distributions	(10,526,947)	(67,806,075)

Capital Transactions:
Proceeds from shares issued	1,562,041,242	9,045,055,732
Distributions reinvested	10,524,500	67,806,074
Cost of shares redeemed	(2,335,472,920)	(8,643,146,226)

Change in net assets resulting from capital transactions	(762,907,178)	469,715,580

Net increase (decrease) in net assets	(761,433,533)	468,341,944
Net Assets:
Beginning of year	1,888,574,210	1,420,232,266

End of year	$1,127,140,677	$1,888,574,210

Distributions in excess of net investment income	$—	$(1)

Share Transactions:
Issued	1,562,041,242	9,045,055,731
Reinvested	10,524,500	67,806,074
Redeemed	(2,335,472,920)	(8,643,146,226)

Change in shares resulting from capital transactions	(762,907,178)	469,715,579

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tamarack Institutional Tax-Free Money Market Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
From Investment Activities:
Operations:
Net investment income	$2,720,585	$16,427,946
Net realized gains from investment transactions	57,311	54,050

Change in net assets resulting from operations	2,777,896	16,481,996

Distributions from Net Investment Income	(2,772,701)	(16,442,240)

Change in net assets resulting from shareholder distributions	(2,772,701)	(16,442,240)

Capital Transactions:
Proceeds from shares issued	577,240,956	1,266,057,850
Distributions reinvested	2,766,357	16,442,240
Cost of shares redeemed	(787,930,597)	(1,311,362,487)

Change in net assets resulting from capital transactions	(207,923,284)	(28,862,397)

Net increase (decrease) in net assets	(207,918,089)	(28,822,641)
Net Assets:
Beginning of year	540,295,050	569,117,691

End of year	$332,376,961	$540,295,050

Undistributed net investment income	$41,249	$—

Share Transactions:
Issued	577,240,956	1,266,057,849
Reinvested	2,766,357	16,442,240
Redeemed	(787,930,597)	(1,311,362,487)

Change in shares resulting from capital transactions	(207,923,284)	(28,862,398)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

	Net Asset Value, Beginning of Period	Investment Activities						Distributions		Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions				Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01		(0.01)	(0.01)	$1.00	0.95%		$4,426	0.55	%(c)(d)	1.03%		0.55%
Year Ended September 30, 2008	1.00	0.03	(a)	(b	)	0.03		(0.03)	(0.03)	1.00	3.02%		10,591	0.84%		2.94%		0.87%
Year Ended September 30, 2007	1.00	0.05		(b	)	0.05		(0.05)	(0.05)	1.00	4.69%		9,662	0.80%		4.59%		0.89%
Year Ended September 30, 2006	1.00	0.04		(b	)	0.04		(0.04)	(0.04)	1.00	3.99%		8,685	0.80%		3.93%		0.92%
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02		(0.02)	(0.02)	1.00	2.00%		7,922	0.76%		1.97%		0.92%
RBC Institutional Class 2
Period Ended September 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.62	%(f)	$19	0.31	%(c)(g)	0.45	%(g)	0.32	%(g)
RBC Investor Class
Period Ended September 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.15	%(f)	$4,659	0.91	%(c)(g)	0.16	%(g)	1.19	%(g)
RBC Reserve Class
Period Ended September 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.22	%(f)	$4,870	0.83	%(c)(g)	0.24	%(g)	1.08	%(g)
RBC Select Class
Period Ended September 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.27	%(f)	$1,383	0.77	%(c)(g)	0.29	%(g)	0.97	%(g)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Includes expenses not covered by the contractual agreement to limit operating expenses.
(d)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

	Net Asset Value, Beginning of Period	Investment Activities						Distributions		Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions				Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01		(0.01)	(0.01)	$1.00	0.73%		$848	0.49	%(c)(d)	0.98%		(e	)
Year Ended September 30, 2008	1.00	0.03	(a)	(b	)	0.03		(0.03)	(0.03)	1.00	2.70%		3,266	0.72%		2.51%		(e	)
Year Ended September 30, 2007	1.00	0.04		(b	)	0.04		(0.04)	(0.04)	1.00	4.56%		1,393	0.76%		4.47%		(e	)
Year Ended September 30, 2006	1.00	0.04		(b	)	0.04		(0.04)	(0.04)	1.00	3.90%		749	0.78%		3.82%		(e	)
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02		(0.02)	(0.02)	1.00	1.96%		813	0.74%		1.92%		0.77%
RBC Institutional Class 2
Period Ended September 30, 2009(f)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.44	%(g)	$14	0.30	%(c)(h)	0.56	%(h)	0.30	%(h)
RBC Investor Class
Period Ended September 30, 2009(f)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.11	%(g)	$1,372	0.65	%(c)(h)	0.07	%(h)	1.17	%(h)
RBC Reserve Class
Period Ended September 30, 2009(f)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.14	%(g)	$1,714	0.65	%(c)(h)	0.15	%(h)	1.06	%(h)
RBC Select Class
Period Ended September 30, 2009(f)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.17	%(g)	$1,233	0.63	%(c)(h)	0.18	%(h)	0.95	%(h)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Includes expenses not covered by the contractual agreement to limit operating expenses.
(d)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(e)	There were no waivers or reimbursements during the period.
(f)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

	Net Asset Value, Beginning of Period	Investment Activities						Distributions		Net Asset Value, End of Period	Total Return		Ratios/Supplemental Data
		Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions				Net Assets, End of Period (millions)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01		(0.01)	(0.01)	$1.00	0.74%		$51		0.71	%(c)(d)	1.49%		0.71%
Year Ended September 30, 2008	1.00	0.02	(a)	(b	)	0.02		(0.02)	(0.02)	1.00	1.95%		904		0.80%		1.90%		0.84%
Year Ended September 30, 2007	1.00	0.03		(b	)	0.03		(0.03)	(0.03)	1.00	3.00%		841		0.70%		2.96%		0.84%
Year Ended September 30, 2006	1.00	0.02		—		0.02		(0.02)	(0.02)	1.00	2.52%		791		0.70%		2.49%		0.85%
Year Ended September 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)	1.00	1.44%		858		0.66%		1.41%		0.83%
RBC Institutional Class 2
Period Ended September 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.41	%(f)	(g	)	0.34	%(c)(h)	0.45	%(h)	0.34	%(h)
RBC Investor Class
Period Ended September 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.04	%(f)	$202		0.76	%(c)(h)	0.03	%(h)	1.19	%(h)
RBC Reserve Class
Period Ended Sepember 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.06	%(f)	$432		0.74	%(c)(h)	0.05	%(h)	1.09	%(h)
RBC Select Class
Period Ended September 30, 2009(e)	$1.00	(a	)(b)	(b	)	(b	)	(b )	(b )	$1.00	0.11	%(f)	$242		0.68	%(c)(h)	0.10	%(h)	0.99	%(h)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Includes expenses not covered by the contractual agreement to limit operating expenses.
(d)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(f)	Not annualized.
(g)	Less than $1,000,000.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Institutional Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01	(0.01)	(0.01)	$1.00	0.70%	$1,127	0.34%	0.73%	0.34%
Year Ended September 30, 2008	1.00	0.03	(a)	(b	)	0.03	(0.03)	(0.03)	1.00	3.52%	1,889	0.28%	3.39%	(c	)
Year Ended September 30, 2007	1.00	0.05		(b	)	0.05	(0.05)	(0.05)	1.00	5.23%	1,420	0.27%	5.11%	(c	)
Year Ended September 30, 2006	1.00	0.04		—		0.04	(0.04)	(0.04)	1.00	4.53%	1,199	0.28%	4.51%	(c	)
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02	(0.02)	(0.02)	1.00	2.48%	790	0.28%	2.47%	(c	)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	There were no waivers or reimbursements during the period.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Institutional Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
Year Ended September 30, 2009	$1.00	0.01	(a)	(b	)	0.01	(0.01)	(0.01)	$1.00	0.51%	$332	0.31%	0.58%	0.36%
Year Ended September 30, 2008	1.00	0.02	(a)	(b	)	0.02	(0.02)	(0.02)	1.00	2.45%	540	0.28%	2.41%	(c	)
Year Ended September 30, 2007	1.00	0.03		(b	)	0.03	(0.03)	(0.03)	1.00	3.43%	569	0.29%	3.38%	(c	)
Year Ended September 30, 2006	1.00	0.03		—		0.03	(0.03)	(0.03)	1.00	2.94%	406	0.30%	2.91%	(c	)
Year Ended September 30, 2005	1.00	0.02		—		0.02	(0.02)	(0.02)	1.00	1.78%	358	0.28%	1.79%	(c	)

*	During the periods, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	There were no waivers or reimbursements during the period.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1. Organization

RBC Funds Trust (“the Trust”) (formerly known as Tamarack Funds Trust), is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following five investment portfolios (“Funds”):

•	Prime Money Market Fund (“Prime Money Market Fund”) (formerly known as Tamarack Prime Money Market Fund)

•	U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) (formerly known as Tamarack U.S. Government Money Market Fund)

•	Tax-Free Money Market Fund (“Tax-Free Money Market Fund”) (formerly known as Tamarack Tax-Free Money Market Fund)

•	Tamarack Institutional Prime Money Market Fund (“Institutional Prime Money Market Fund”)

•	Tamarack Institutional Tax-Free Money Market Fund (“Institutional Tax-Free Money Market Fund”)

Prior to November 21, 2008, each Fund offered a single class of shares. Effective November 21, 2008, the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund offer five share classes: RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class. The Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund continue to offer only one class of shares. Effective January 28, 2009, the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund were renamed as noted above.

Voyageur Asset Management Inc. (“Voyageur”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009, acts as the investment adviser for the Funds. The officers of the Trust (“Fund Management”) are also employees of Voyageur or its affiliates or PNC Global Investment Servicing (U.S.) Inc. (“PNC”), the co-administrator.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

Securities held by the Funds are valued at amortized cost, which approximates fair market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, the Fund will use pricing and valuation procedures approved by the Trust’s Board of Trustees (the “Board”) to determine a security’s fair value. Investments in open-end companies are valued at net asset value.

Money market funds must invest exclusively in high quality securities. To be considered high quality, a security must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody’s Investors Service.

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

•	Level 1 - quoted prices in active markets for identical securities.

•	Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2009 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Prime Money Market	$200,000,000	(a)	$14,891,531,451	(b)	$—	$15,091,531,451
U.S. Government Money Market	240,000,000	(a)	4,935,820,322	(b)	—	5,175,820,322
Tax Free Money Market	2,832,724	(a)	916,791,105	(c)	—	919,623,829
Institutional Prime Money Market	43,005,504	(a)	1,083,677,313	(b)	—	1,126,682,817
Institutional Tax Free Money Market	18,424,653	(a)	304,300,000	(c)	—	322,724,653

(a)	Level 1 investments consist of Investment Companies.
(b)	The breakdown of the Fund’s investments by security type is disclosed in the Schedules of Portfolio Investments.
(c)	The breakdown of the Fund’s investments by state classification is disclosed in the Schedules of Portfolio Investments.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis . The Funds amortize all premiums and discounts on debt securities.

Financial Instruments:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2009, the Funds held no when-issued securities.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by Wells Fargo Bank Minnesota N.A. the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on the proportion of relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. expiring capital loss carryforward), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the year ended September 30, 2009, reclassifications for permanent differences were as follows:

	Increase Undistributed Net Investment Income	Decrease Accumulated Realized Gains
U.S. Government Money Market Fund	$3,719	$(3,719)
Tax-Free Money Market Fund	166,319	$(166,319)
Institutional Tax-Free Money Market Fund	93,365	(93,365)

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with Voyageur under which Voyageur manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require the Funds to pay Voyageur a monthly fee based upon average daily net assets. Prior to November 21, 2008, (and for the entire period for Institutional Prime Money Market Fund and Institutional Tax Free Money Market Fund) under the terms of the advisory contract Voyageur was entitled to receive fees based on a percentage of the average daily net assets as follows:

	Average Daily Net Assets of Fund	Annual Rate
Prime Money Market Fund	Up to $700 million	0.55%
	Next $500 million	0.50%
	Next $800 million	0.45%
	Over $2 billion	0.40%

NOTES TO FINANCIAL STATEMENTS

	Average Daily Net Assets of Fund	Annual Rate
U.S. Government Money Market Fund	Up to $100 million	0.50%
	Next $200 million	0.40%
	Over $300 million	0.35%
Tax-Free Money Market Fund	All Net Assets	0.50%
Institutional Prime Money Market Fund	All Net Assets	0.25%
Institutional Tax-Free Money Market Fund	All Net Assets	0.25%

Effective November 21, 2008, under the terms of the advisory contract Voyageur is entitled to receive fees based on a percentage of the average daily net assets as follows:

	Average Daily Net Assets of Fund	Annual Rate
Prime Money Market Fund	All Net Assets	0.10%
U.S. Government Money Market Fund	All Net Assets	0.10%
Tax Free Money Market Fund	All Net Assets	0.10%

RBC Capital Markets Corporation (“RBC”), an affiliate of Voyageur, receives fees for services it provides for the Funds pursuant to a Shareholder Account Services Agreement. Effective November 21, 2008, this agreement was terminated with respect to Prime Money Market Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund. For the year ended September 30, 2009, RBC received fees of $5,174,323, $643,193, $160,713, $71,686 and $19,857 from Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund, respectively. These amounts are included in shareholder reports expense and transfer agent fees on the Statement of Operations.

RBC Institutional Class 1 of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund pays an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares of a Fund that is used to compensate financial intermediaries or Tamarack Distributors Inc. (the “Distributor”) for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1. Effective November 21, 2008, Voyageur has contractually agreed to waive fees and/or reimburse expenses under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses at 0.20% for RBC Institutional Class 1 of the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund. During the year ended September 30, 2009, Voyageur voluntarily waived shareholder servicing fees of $10,016, $0 and $602 for Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively.

Voyageur and PNC serve as co-administrators to the Funds. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, prior to November 21, 2008 Voyageur received a fee from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, payable monthly, at the annual rate of 0.25% of each Fund’s average daily net assets. Effective November 21, 2008, Voyageur no longer receives an administration services fee. PNC receives a fee for its services payable by the Funds based on the Fund’s average net assets. Fees previously paid to Voyageur are listed as “Administration fees” in the Statements of Operations. PNC’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

NOTES TO FINANCIAL STATEMENTS

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $20,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution

The Prime Money Market, U. S. Government Money Market and Tax -Free Money Market Funds have adopted a Master Distribution 12b-1 Plan (the“Plan”) with respect to RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and the RBC Select Class, in which the Distributor acts as the Funds’ distributor. The Distributor is an affiliate of Voyageur. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class	RBC Reserve Class	RBC Select Class
12b-1 Plan Fee	0.15%	1.00%	0.90%	0.80%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Effective November 21, 2008, the Distributor has contractually agreed to waive fees and/or reimburse expenses under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses for each class of each Fund to the following amounts:

Fund	Operating Expense Limit
Prime Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.05%
RBC Reserve Class	0.90%
RBC Select Class	0.80%
U.S. Government Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.77%
Tax-Free Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.70%

This Expense Limitation Agreement is in place until January 31, 2010 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Distributor, any expenses in excess of the Expense Limitation and repay the Distributor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limitation. At September 30, 2009, the amounts subject to possible recoupment under the expense limitation agreement are $24,268,192, $15,738,209 and $2,879,416 for Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively.

NOTES TO FINANCIAL STATEMENTS

The Distributor may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

As of September 30, 2009 the following distribution fees were waived:

Fund	Distribution Fees Waived
Prime Money Market Fund
RBC Institutional Class 2	$131
RBC Investor Class	11,190,708
RBC Reserve Class	10,616,710
RBC Select Class	2,460,643
U.S. Government Money Market Fund
RBC Institutional Class 2	$61
RBC Investor Class	5,928,101
RBC Reserve Class	6,147,761
RBC Select Class	3,662,286
Tax-Free Money Market Fund
RBC Investor Class	$801,182
RBC Reserve Class	1,402,459
RBC Select Class	675,775

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Share transactions for the period for Funds with multiple classes were as follows:

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
	For the Period Ended September 30, 2009*	For the Period Ended September 30, 2009*	For the Period Ended September 30, 2009*
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$28,816,601,968	$4,009,468,601	$293,818,956
Distributions reinvested	28,549,543	7,117,794	2,817,032
Cost of shares redeemed	(35,029,506,446)	(6,434,449,599)	(1,149,542,084)

Change in RBC Institutional Class 1	$(6,184,354,935)	$(2,417,863,204)	$(852,906,096)

RBC Institutional Class 2
Proceeds from shares issued	$142,095,726	$238,100,001	$10,001
Distributions reinvested	19,764	101,299	41
Cost of shares redeemed	(123,001,000)	(224,104,649)	—

Change in RBC Institutional Class 2	$19,114,490	$14,096,651	$10,042

RBC Investor Class
Proceeds from shares issued	$6,804,530,025	$3,386,163,324	$430,651,538
Distributions reinvested	6,340,574	812,612	97,917
Cost of shares redeemed	(2,150,105,057)	(2,015,297,655)	(229,202,586)

Change in RBC Investor Class	$4,660,765,542	$1,371,678,281	$201,546,869

RBC Reserve Class
Proceeds from shares issued	$6,965,218,353	$2,901,934,135	$821,914,742
Distributions reinvested	10,119,658	2,280,328	299,980
Cost of shares redeemed	(2,103,358,880)	(1,190,006,864)	(390,510,981)

Change in RBC Reserve Class	$4,871,979,131	$1,714,207,599	$431,703,741

RBC Select Class
Proceeds from shares issued	$2,574,988,680	$3,333,988,281	$731,996,487
Distributions reinvested	3,485,059	2,012,562	269,815
Cost of shares redeemed	(1,194,638,329)	(2,102,607,657)	(490,371,937)

Change in RBC Select Class	$1,383,835,410	$1,233,393,186	$241,894,365

Change in net assets resulting from capital transactions	$4,751,339,638	$1,915,512,513	$22,248,921

*	For the year ended September 30, 2009 for RBC Institutional Class 1 and from November 21, 2008 (commencement of operations) through September 30, 2009 for RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

NOTES TO FINANCIAL STATEMENTS

6. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The tax character of distributions during the fiscal year ended September 30, 2009 were as follows:

	Distributions Paid From			Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
	Ordinary Income	Net Long Term Capital Gains	Net Short Term Capital Gains
Prime Money Market Fund	$50,227,912	$—	$—	$50,227,912	$—	$50,227,912
U.S. Government Money Market Fund	13,072,069	—	3,719	13,075,788	—	13,075,788
Tax-Free Money Market Fund	60,960	582	165,737	227,279	3,257,506	3,484,785
Institutional Prime Money Market Fund	10,526,948	—	—	10,526,948	—	10,526,948
Institutional Tax-Free Money Market Fund	33,870	—	57,311	91,181	2,681,520	2,772,701

The tax character of distributions during the fiscal year ended September 30, 2008 were as follows:

	Distributions Paid From		Tax Exempt Distributions	Total Distributions Paid*
	Ordinary Income	Total Taxable Distributions
Prime Money Market Fund	$317,791,122	$317,791,122	$—	$317,791,122
U.S. Government Money Market Fund	46,333,071	46,333,071	—	46,333,071
Tax-Free Money Market Fund	18,723	18,723	18,753,469	18,772,192
Institutional Prime Money Market Fund	67,806,074	67,806,074	—	67,806,074
Institutional Tax-Free Money Market Fund	14,293	14,293	16,427,948	16,442,241

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2009 the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Depreciation	Total Accumulated Earnings/(Losses)
Prime Money Market Fund	$631,664	$—	$—	$(632,582)	$(4,741,720)	$—	$—	$(4,742,638)
U.S. Government Money Market Fund	21,086	—	—	(17,367)	—	(8,450)	—	(4,731)
Tax Free Money Market Fund	—	103,261	50,544	—	—	—	(5,960)	147,845
Institutional Prime Money Market Fund	—	—	—	—	(28,474)	—	—	(28,474)
Institutional Tax-Free Money Market Fund	41,249	—	—	—	—	—	—	41,249

As of September 30, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires
Prime Money Market Fund	$3,069	2013
	40,324	2014
	52,797	2015
	38,902	2016
	4,606,628	2017
Institutional Prime Money Market Fund	28,474	2015

Capital loss carryforwards utilized in the current year were $15,030 for the Institutional Prime Money Market Fund.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2010 and as such are included in current year earnings.

Deferred Post-October Losses
U.S. Government Money Market Fund	$8,450

7. Federal Insurance:

The Prime Money Market, U.S. Government Money Market, Tax-Free Money Market, Institutional Prime Money Market and Institutional Tax-Free Money Market Funds (the “Participating Funds”), participated in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) which expired September 18, 2009. Subject to certain conditions and limitations, in the event that the per share value of a Participating Fund falls below $0.995 and the Participating Fund liquidates its holdings, the Program will provide coverage to shareholders in the

NOTES TO FINANCIAL STATEMENTS

Participating Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. The participation fee for the period September 19, 2008 to September 18, 2009 is included in federal insurance on the Statements of Operations. The fees to participate in the Program are borne by each Fund without regard to any expense limitation currently in effect for the Fund.

8. Capital Support Agreement:

On September 23, 2008, Prime Money Market and Institutional Prime Money Market Funds each entered into a Capital Support Agreement (“Agreement”) with Voyageur to maintain each Fund’s net asset value at no less than $0.9950 or such greater amount as required by any national recognized statistical rating organization (“NRSRO”). These Agreements were terminated effective with the close of business on September 18, 2009. The Agreements required Voyageur to commit capital to the Funds, subject to the aggregate limit of $150 million and $50 million for the Prime Money Market Fund and Institutional Prime Money Market Fund respectively, if a Fund realized a loss on payments or sales proceeds from specified securities (“Eligible Notes”) held by the Funds which are less than the amortized cost of such securities and such loss caused the Fund’s mark-to-market net asset value to drop below $0.9950. The mark-to-market net asset value was calculated using the market value of all securities in the Prime Money Market and Institutional Prime Money Market Funds. The net asset value in the financial statements was calculated using the amortized cost for all securities except the Eligible Notes. Upon the sale or other disposition of an Eligible Note, the amount of required capital commitment would be the least of the following amounts: (i) the amount, if any, by which the amortized cost of the Eligible Note exceeds the amount realized from the sale or other disposition of the security, (ii) the amount, if any, necessary to restore the net asset value per share of the Fund to $0.9950, or (iii) the remaining amount of the aggregate limit of the Agreement, taking into account all prior contributions. Voyageur’s obligations under the Agreement were supported by a Letter of Credit issued by Royal Bank of Canada, an indirect parent company of Voyageur, having a First Tier credit rating. The Funds would have drawn on the Letter of Credit in the event that Voyageur failed to make a cash contribution when due under the Agreement.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through November 24, 2009, the date the financial statements were available for issuance, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On October 16, 2009, the Board of Trustees approved a name change of the Tamarack Funds Trust to RBC Funds Trust. The ticker symbols will remain the same and cusip numbers will change.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust (formerly known as Tamarack Funds Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Prime Money Market Fund, RBC U.S. Government Money Market Fund, RBC Tax-Free Money Market Fund, RBC Institutional Prime Money Market Fund, and RBC Institutional Tax-Free Money Market Fund (the “Funds”), five of the portfolios constituting the RBC Funds Trust (formerly known as Tamarack Funds Trust) (the “Trust”), as of September 30, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the RBC Funds Trust referred to above as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 24, 2009

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended September 30, 2009, the Tax-Free Money Market Fund and the Tamarack Institutional Tax-Free Money Market Fund declared tax-exempt distributions of $3,257,506 and $2,681,520 respectively.

For the year ended September 30, 2009, the Tax-Free Money Market Fund had net long term capital gains of $582.

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2009, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

Prime Money Market Fund	85.27%
U.S. Government Money Market Fund	100.00%
Tax-Free Money Market Fund	100.00%
Institutional Prime Money Market Fund	85.35%
Institutional Tax-Free Money Market Fund	100.00%

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2009, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

U.S. Government Money Market Fund	100.00%
Tax-Free Money Market Fund	100.00%
Institutional Tax-Free Money Market Fund	100.00%

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (68)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior there to President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

Ronald James (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (60)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (67)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

MANAGEMENT (Unaudited)

Independent Trustees(1)

James R. Seward (56)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (64)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: J.E. Dunn Vermont Assurance

Interested Trustees(1)

Erik R. Preus (44)(2)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006-present); Head, Strategic Relationships Group, Voyageur Asset Management (2009-present);Head of Retail Asset Management, Voyageur Asset Management (2006-2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Executive Officers(1)

Erik R. Preus (44)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, Voyageur Asset Management (2009-present); Head of Retail Asset Management, Voyageur Asset Management (2006-2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)

James A. Gallo (45)

Address: PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, PNC Global Investment Servicing (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Hegna (42)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, Voyageur Asset Management (2009-present); Senior Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis-Mutual Funds, Ameriprise Financial (2001-2005)

Kathleen A. Gorman (45)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present); Chief Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U. S. Bancorp Asset Management (2002-2004)

Lee Greenhalgh (38)

Position Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets Corporation (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004)

John M. Huber (41)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004)

Gordon Telfer (43)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since October 2009; Portfolio Strategist, from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., Voyageur Asset Management (June 2009 to present); Head of Growth Equities, Voyageur Asset Management (2008-2009); Senior Portfolio Manager, Voyageur Asset Management (2004-2008); Managing Director, Voyageur Asset Management (2007-present); Vice President, Voyageur Asset Management (2004-2007)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/09-9/30/09	Annualized Expense Ratio During Period 4/1/09-9/30/09
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,002.90	$1.05	0.21%
RBC Institutional Class 2	1,000.00	1,002.00	1.56	0.31%
RBC Investor Class	1,000.00	1,000.10	3.96	0.79%
RBC Reserve Class	1,000.00	1,000.20	3.76	0.75%
RBC Select Class	1,000.00	1,000.40	3.61	0.72%
U.S. Government Money Market Fund
RBC Institutional Class 1	1,000.00	1,001.60	1.00	0.20%
RBC Institutional Class 2	1,000.00	1,001.00	1.50	0.30%
RBC Investor Class	1,000.00	1,000.10	2.61	0.52%
RBC Reserve Class	1,000.00	1,000.10	2.61	0.52%
RBC Select Class	1,000.00	1,000.10	2.56	0.51%
Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,002.30	1.15	0.23%
RBC Institutional Class 2	1,000.00	1,001.80	1.76	0.35%
RBC Investor Class	1,000.00	1,000.10	3.46	0.69%
RBC Reserve Class	1,000.00	1,000.10	3.46	0.69%
RBC Select Class	1,000.00	1,000.20	3.26	0.65%
Institutional Prime Money Market Fund	1,000.00	1,000.80	1.66	0.33%
Institutional Tax-Free Money Market Fund	1,000.00	1,000.30	1.25	0.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09-9/30/09	Annualized Expense Ratio During Period 4/1/09-9/30/09
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.02	$1.07	0.21%
RBC Institutional Class 2	1,000.00	1,023.51	1.57	0.31%
RBC Investor Class	1,000.00	1,021.11	4.00	0.79%
RBC Reserve Class	1,000.00	1,021.31	3.80	0.75%
RBC Select Class	1,000.00	1,021.46	3.65	0.72%
U.S. Government Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.07	1.01	0.20%
RBC Institutional Class 2	1,000.00	1,023.56	1.52	0.30%
RBC Investor Class	1,000.00	1,022.46	2.64	0.52%
RBC Reserve Class	1,000.00	1,022.46	2.64	0.52%
RBC Select Class	1,000.00	1,022.51	2.59	0.51%
Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,023.92	1.17	0.23%
RBC Institutional Class 2	1,000.00	1,023.31	1.78	0.35%
RBC Investor Class	1,000.00	1,021.61	3.50	0.69%
RBC Reserve Class	1,000.00	1,021.61	3.50	0.69%
RBC Select Class	1,000.00	1,021.81	3.29	0.65%
Institutional Prime Money Market Fund	1,000.00	1,023.41	1.67	0.33%
Institutional Tax-Free Money Market Fund	1,000.00	1,023.82	1.27	0.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS-(UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September, 2009, after evaluating the services provided by Voyageur Asset Management Inc. (the “Advisor”) and reviewing the performance, fees and expenses of the Funds, the RBC Funds’ Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the Advisor’s personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by the Advisor, including information prepared by two separate independent third-party consultants as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds (for both institutional and cash sweep cash management solutions). The Trustees also received reports from the Advisor regarding other investment companies it advised, including the advisory fees paid, as well as other advisory client accounts and their related fees. The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Funds. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

During the year, the Funds’ fee and expense structure had been restructured, and certain fees of the Service Class shares had been waived in order to maintain a positive yield in the dramatically low interest rate environment. In addition, the Advisor proposed to continue for an additional year the existing fee waiver and expense limitation arrangements in order to limit operating expenses. Because of these factors, the Trustees reviewed performance data before and after fees and expenses and observed that performance was favorable relative to peer funds. In considering the quality of the services performed for each Fund by the Advisor, the Trustees recognized the research capabilities and fundamental analysis performed by the firm, the portfolio management experience of the Advisor’s staff, the compliance structure and systems and the financial strength of the Advisor and its parent organization. The Trustees recognized the excellent performance of the portfolio management team during the credit crisis during of the past year, which enabled the Funds to avoid the types of losses that affected other money funds. The Trustees also recognized and appreciated the strategic commitment that the Advisor and its parent organization were making to cash management products and the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and expense limitation arrangements for the Funds. In arriving at their decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 219757

Kansas City, MO 64121-9757

800-422-2766

www.voyageur.net

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2009.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Tamarack Distributors Inc.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-09

Access Capital Community Investment Fund Annual Report

For the period ended September 30, 2009

Class A

Class I

RBC Global
Asset Management™

	RBC Funds (formerly known as Tamarack Funds)

About Your Annual Report	This annual report includes detailed information about the Access Capital Community Investment Fund (the“ Fund“) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Barclays Capital U.S. Securitized Index, the Barclays Capital U.S. Aggregate Bond Index and the 80% Merrill Lynch Conventional 30-Year Mortgage Backed Securities Index and 20% Merrill Lynch 1-10 Year U.S. Treasury Index (“80/20 Composite Index“) which are widely used market indices.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read your Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-973-0073; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of Contents	Letter from the CIO	1
	Portfolio Managers	3
	Performance Summary	5
	Management Discussion and Analysis	7
	Schedule of Portfolio Investments	10
	Financial Statements
	- Statement of Assets and Liabilities	33
	- Statement of Operations	35
	- Statements of Changes in Net Assets	36
	- Statement of Cash Flows	37
	Financial Highlights	38
	Notes to Financial Statements	40
	Report of Independent Registered Public Accounting Firm	51
	Other Federal Income Tax Information	52
	Management	53
	Share Class Information	57
	Supplemental Information	58
	Approval of Investment Advisory Agreement	59

LETTER FROM THE CIO

Dear Shareholder:

The mission of the Access Capital Community Investment Fund is to provide returns to shareholders that include an economic bottom line and a community bottom line. The Fund invests in debt securities that support development activities serving low and moderate income individuals and communities in the United States. The Fund’s investments promote homeownership, affordable rental housing, education, community health centers and small businesses.

The Fund invests in securities that have the highest credit rating or that are issued by the U.S. Government, government agencies and government sponsored enterprises such as Fannie Mae and Freddie Mac.

The Fund is now in its twelfth year of operation. This report covers the fiscal year from October 1, 2008 through September 30, 2009, our first full year since the reorganization of the predecessor fund into Access Capital Community Investment Fund under the Tamarack Funds Trust.

Portfolio Management Report

For the year ended September 30, 2009, Class I shares of the Fund had a net total return of 9.59% based on the Fund’s net asset value (NAV) of $9.79 on September 30, up from $9.41 per share on September 30, 2008 and assuming reinvestment of ordinary income dividends of 50 cents per share.

The one-year net total return of 9.59% compares with a total return of 9.45% for the Barclays Capital U.S. Securitized Index, 10.56% for the Barclays Capital U.S. Aggregate Index and 8.69% for a blended benchmark of 80% of the Merrill Lynch 30-Year Mortgage Index and 20% of the Merrill Lynch 1-10 Year U.S. Treasury Index.

The one year period that ended on September 30, 2009 was remarkable for its ups and downs. At the outset the capital markets were reeling from unprecedented dislocations in the financial markets that caused the demise or radical transformation of many key firms in American and global finance. The U.S. Treasury, Congress and the Federal Reserve intervened in the markets in ways that would have been unimaginable in earlier times. These interventions took the form of profoundly low interest rates, massive government stimulus spending, direct purchase of equity in many financial services firms and direct purchases by the Fed of Treasury, Agency and Agency mortgage-backed securities. By the end of the period many sectors were more or less back to normal and it appeared that further damage had been forestalled.

Like all investments ours were impacted in multiple ways by the financial turmoil. Panicked investors purchased U.S. Treasuries and avoided most other sectors. While many of our investments carry Treasury and near-Treasury guarantees, we never invest in direct obligations of the Treasury (bills, bonds and notes) that are the vehicles of choice in a liquidity driven flight to quality. However the dramatic lowering of risk free interest rates, by the Federal Reserve at the short end and by increased investor demand across the curve, raised the relative value of the cash flows embedded in the investments we own. Our September 30, 2009 month end NAV of $9.79 was the highest month end price in more than four years and was significantly higher than the all time low of $9.21 on October 31, 2008.

1

LETTER FROM THE CIO

Our investments are heavily concentrated in the affordable housing sector, but we have no exposure to sub-prime, Alt-A, private label MBS or many of the other sub-sectors that have been the source of so much pain in both investor portfolios and in American communities.

We remain positive on the prospects for the investment segments we invest in and continue to feel that our form of community investing offers a win-win for you, our shareholders, and for the citizens and communities across the country who benefit from the investments we make.

Community Impact

The Fund’s net assets were $570 million as of September 30, 2009, which was up from $543 million as of
September 30, 2008. The total number of institutional shareholders was unchanged at 132. Designated
Target Regions selected by Fund shareholders called for community investment in 46 states and U.S.
territories as of September 30, 2009.

In operation since 1998, the Fund has owned more than 10,300 mortgages to low- and moderate-income individuals and more than 8,500 units of affordable rental housing. The Fund’s total small business loans have exceeded 250. We are proud of these results and thank you, our clients, for allowing us to work on your behalf through the years.

Shareholder Dividends

For the year ended September 30, 2009, the Fund paid dividends of 50 cents per share. At the end of the period the Fund’s 30 day current yield, calculated by PNC Global Investment Servicing (US) Inc., our fund accounting agent, using the methodology recommended by the SEC, was 5.14%.

Other Items

In January 2009 the Fund began offering an “A” share class in addition to the “I” shares (and predecessors) we have offered since 1998. Information in this letter refers to the I shares unless otherwise indicated.

Sincerely,

David F. Sand
Chief Investment Officer, Access Capital Community Investment Fund

2

PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009, serves as the investment advisor to the Access Capital Community Investment Fund. The Fund’s management team has access to Voyageur’s investment research and other money management resources.

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

David F. Sand

Managing Director, Chief Investment Officer

David Sand is responsible for the strategic direction of Access Capital Community Investment Fund. In July 2008, Voyageur acquired Access Capital where he served as the firm’s president, chief investment officer and co-founder. Prior to joining Access Capital, David co-founded Commonwealth Capital Partners, Inc., and Commonwealth Capital Strategies, Inc., Cambridge and New York. The latter was a consulting and investment banking firm that specialized in housing, enterprise development, job training and the environment and was involved in a $100 million affordable housing program in Pennsylvania. David also served as a vice president at Shearson Lehman Brothers, New York, where he helped build a successful pioneering partnership in socially responsible investment management. He did extensive research and public speaking on issues including investments in companies involved in South Africa, nuclear energy, defense, and environmental issues. David began his career in the financial services industry in 1980. He received a BA from Princeton University and a MPA at the John F. Kennedy School of Government, Harvard University. David is on the board for the Social Investment Forum.

3

PORTFOLIO MANAGERS

Brian Svendahl

Managing Director, Senior Portfolio Manager

Brian Svendahl is a senior portfolio manager leading Voyageur’s Risk Management Team which monitors various risks within our fixed income products. Brian also has specific research responsibilities for government and agency loans including small business administration and U.S.D.A. programs. Brian joined Voyageur in 2005 from Wells Fargo Brokerage Services, where he served as senior vice president and risk manager. Prior to that, Brian’s experiences include developing VAR analysis and off balance sheet hedging strategies for Wells Fargo’s Treasury group. Brian has worked in the investment industry since 1992. Brian received a BS in Economics from the University of Minnesota. He also received a BBA in Finance and an MBA from the University of Minnesota, Carlson School of Management. Brian is a
CFA charterholder and member of the CFA Society of Minnesota.

4

PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2009

Access Capital Community Investment Fund

					Since	Expense
	1 Year	3 Year	5 Year	10 Year	Inception	Ratio*
Class A (a)
- Including Maximum Sales Charge of 3.75%	5.39%	4.68%	3.97%	4.87%	4.74%
- At Net Asset Value	9.54%	6.02%	4.76%	5.28%	5.09%	1.11%
Class I (b)
- At Net Asset Value	9.59%	6.12%	4.90%	5.50%	5.38%	1.06%
Barclays Capital U.S. Securitized Index (c)	9.45%	6.60%	5.41%	6.25%	5.99%
Barclays Capital U.S. Aggregate Bond Index (c)	10.56%	6.41%	5.13%	6.30%	5.93%
80/20 Composite Index (c)	8.93%	7.31%	5.82%	6.42%	6.14%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.voyageur.net

The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities.

The 80/20 Composite Index is an unmanaged index weighted 80% to the Merrill Lynch Conventional 30-Year Mortgage Backed Securities Index and 20% to the Merrill Lynch 1-10 Year U.S. Treasury Index. The Merrill Lynch Conventional 30-Year Mortgage Backed Securities Index is an unmanaged index that tracks the performance of 30-Year fixed-rate residential mortgage pass-through securities issued by Fannie Mae, and Freddie Mac with at least one year remaining term to final maturity. The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index that tracks the performance of direct obligations of the U.S. Treasury with between one and ten years remaining to final maturity.

(a)	The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

5

PERFORMANCE SUMMARY

(b)	Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.
(c)	You cannot invest directly into the index.
*	The Fund’s expenses reflect the most recent year end (September 30, 2009).

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting affordable housing and economic development serving low- and moderate- income individuals and communities. Investment securities would include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, and taxable municipal securities.	Investment Objective

For the twelve-month period ended September 30, 2009, the Fund had a total return of 9.59% (Class I). That compares to a total return of 9.45% for the Barclays Capital U.S. Securitized Index and 10.56% for the Barclays Capital U.S. Aggregate Bond Index.	Performance

Factors That Made Positive Contributions

•     The Fund invests in fixed rate instruments that benefited from generally lower interest rates.

•     The U.S. Government has been supporting our market by purchasing U.S. Agency debt and mortgage backed securities.

•     A steep yield curve has supported the Fund’s moderate use of leverage.

•     Capital market dislocations continue in sectors where the Fund has been able to make community investments at spreads above historic levels.

Factors That Detracted From Relative Returns

• Much of the rally in the second half of the year was in lower rated securities that are not eligible for Fund investment.

7

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED) Access Capital Community Investment Fund

Investment Objective	Current income and capital appreciation

Benchmark	Barclays Capital U.S. Securitized Index
	Barclays Capital U.S. Aggregate Bond Index
	80/20 Composite Index

Asset Allocation (as of 9/30/09) (% of fund’s investments)

Top Ten Holdings (as of 9/30/09) (% of fund’s net assets)	Fannie Mae (TBA), 4.68%, 8/1/19	3.78%	Community Reinvestment Revenue Notes, 3.98%, 8/1/35	1.27%
	Fannie Mae, 5.12%, 7/25/41	2.08%	Fannie Mae Pool #AA0527, 5.50%, 12/1/38	1.23%
	Fannie Mae Pool #387590, 4.90%, 9/1/15	1.78%	Massachusetts Housing Finance Agency Revenue, Series B, 6.53%,12/1/27	1.18%
	Massachusetts Housing Investment Corp. Term Loan, 6.67%, 4/1/35	1.76%	Fannie Mae Pool #806761, 5.50%, 9/1/34	1.04%
	New York City Housing Development Corp. Revenue, Series B, 4.95%, 5/15/36	1.34%	Ginnie Mae Pool #713519, 6.00%, 7/1/39	1.01%

	* A listing of all portfolio holdings can be found beginning on page 10.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED) Access Capital Community Investment Fund

Growth of $10,000 Initial Investment Since Inception

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index do not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2009

Principal Amount		Value
Municipal Bonds — 4.41%
Arizona — 0.16%
$879,521	Phoenix & Pima County Industrial Development Authority Revenue, Series 2A, 5.45%, 3/1/39, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 9/1/16 @ 103	$908,088

California — 0.38%
245,000	California Rural Home Mortgage Finance Authority Revenue, Series A, 4.20%, 2/1/27, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 2/1/17 @ 104	233,642
795,000	California Rural Home Mortgage Finance Authority Revenue, Series C, 5.40%, 8/1/35, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 2/1/17 @ 104	811,186
440,000	Camarillo California Community Development, Community Tax Allocation (Housing Set-Aside), Series A-T, 5.26%, 9/1/16, (Credit Support: AMBAC)	424,697
745,000	Sacramento County Housing Authority Revenue, 5.00%, 1/20/48, (Credit Support: Ginnie Mae), Callable 7/20/17 @ 102	707,295

		2,176,820

Guam — 0.02%
140,000	Guam Power Authority Revenue, Series A, 5.00%, 10/1/24, (Credit Support: AMBAC), Callable 11/2/09 @ 101	131,550

Massachusetts — 1.18%
6,790,000	Massachusetts Housing Finance Agency Revenue, Series B, 6.53%, 12/1/27, (Credit Support: MBIA-IBC), Callable 6/1/17 @ 100	6,740,705

New York — 1.62%
665,000	New York City Housing Development Corp. Revenue, Series A, 4.15%, 7/15/15, (Credit Support: Fannie Mae)	662,460
7,750,000	New York City Housing Development Corp. Revenue, Series B, 4.95%, 5/15/36, (Credit Support: Fannie Mae), Callable 11/1/15 @ 100	7,625,612
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	945,680

		9,233,752

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
Ohio — 0.14%
$775,000	Ohio Housing Finance Agency Refunding Revenue, 5.32%, 9/1/38, (Credit Support: Ginnie Mae, Fannie Mae), Callable 9/1/16 @ 100	$758,934

Texas — 0.19%
1,085,000	Texas Department of Housing & Community Affairs Revenue, 5.13%, 12/1/38, (Credit Support: Fannie Mae)(a)	1,098,790

Utah — 0.72%
1,425,000	Utah Housing Corporation, Single Family Mortgage Revenue, Series B-2, Class 1, 4.33%, 1/1/18, Callable 1/1/17 @ 100	1,417,547
2,695,000	Utah Housing Corporation, Single Family Mortgage Revenue, Series C-2, Class 1, 4.85%, 1/1/18, Callable 1/1/17 @ 100	2,692,171

		4,109,718

Total Municipal Bonds
(Cost $22,835,063)		25,158,357

Corporate Bonds — 0.43%
Diversified Financials — 0.43%
575,000	Atlantic Marine Corps Communities LLC 5.34%, 12/1/49(Credit Support: MBIA)(b)	397,664
1,395,000	Fort Knox Military Housing Privatization Project 0.58%, 2/15/49 (Credit Support: AMBAC)(a)(c)(d)	820,958
2,000,000	Pacific Beacon LLC 1.53%, 7/15/49(Credit Support: MBIA)(a)(b)(c)	1,208,200

Total Corporate Bonds
(Cost $3,861,783)		2,426,822

U.S. Government Agency Backed Mortgages — 101.53%
Fannie Mae — 71.04%
20,583,016	(TBA), 4.68%, 8/1/19(c)	21,516,679
649,025	(TBA), 5.00%, 2/1/17(c)	684,853
11,196,884	5.12%, 7/25/41	11,858,158
26,667	Pool #253174, 7.25%, 12/1/29	29,752
142,523	Pool #253212, 7.50%, 1/1/30	160,364
47,746	Pool #253214, 7.00%, 1/1/15	51,440
114,037	Pool #257611, 5.50%, 5/1/38	120,029
53,086	Pool #257612, 5.00%, 5/1/38	55,184
396,663	Pool #257613, 5.50%, 6/1/38	419,492
293,147	Pool #257631, 6.00%, 7/1/38	311,150
461,636	Pool #257632, 5.50%, 7/1/38	485,896
299,256	Pool #257649, 5.50%, 7/1/38	314,982
228,574	Pool #257656, 6.00%, 8/1/38	242,611

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$474,473	Pool #257663, 5.50%, 8/1/38	$499,408
927,672	Pool #257857, 6.00%, 12/1/37	985,420
191,857	Pool #257868, 6.50%, 11/1/37	206,344
191,248	Pool #257869, 5.50%, 12/1/37	202,345
250,581	Pool #257875, 5.50%, 12/1/37	263,867
606,126	Pool #257890, 5.50%, 2/1/38	638,263
3,377,299	Pool #257892, 5.50%, 2/1/38	3,554,783
1,022,739	Pool #257893, 6.00%, 2/1/38	1,085,548
140,770	Pool #257897, 5.50%, 2/1/38	148,168
233,680	Pool #257898, 6.00%, 2/1/38	248,031
101,796	Pool #257899, 5.00%, 2/1/38	105,819
223,334	Pool #257900, 5.00%, 1/1/38	233,276
300,681	Pool #257901, 5.50%, 2/1/38	317,986
56,019	Pool #257902, 6.00%, 2/1/38	59,739
446,669	Pool #257903, 5.50%, 2/1/38	470,142
369,164	Pool #257904, 6.00%, 2/1/38	391,835
191,943	Pool #257913, 5.50%, 1/1/38	202,120
131,467	Pool #257914, 6.00%, 1/1/38	139,540
116,347	Pool #257919, 6.00%, 2/1/38	123,492
220,895	Pool #257926, 5.50%, 3/1/38	232,504
157,858	Pool #257927, 5.50%, 3/1/38	166,154
165,000	Pool #257928, 6.00%, 3/1/38	175,133
308,010	Pool #257942, 5.50%, 4/1/38	324,197
106,799	Pool #257943, 6.00%, 4/1/38	113,357
101,174	Pool #257973, 5.00%, 5/1/38	105,172
904,765	Pool #257974, 5.50%, 4/1/38	952,312
86,702	Pool #257995, 6.00%, 7/1/38	92,027
752,984	Pool #258000, 5.00%, 4/1/34	784,782
169,109	Pool #258001, 5.00%, 3/1/34	176,251
115,266	Pool #258005, 5.50%, 3/1/34	121,701
74,922	Pool #258022, 5.50%, 5/1/34	79,105
1,022,151	Pool #258024, 5.00%, 6/1/34	1,065,315
307,263	Pool #258027, 5.00%, 5/1/34	320,238
27,937	Pool #258028, 5.00%, 5/1/34	29,117
119,139	Pool #258030, 5.00%, 5/1/34	124,170
76,831	Pool #258031, 5.00%, 5/1/34	80,075
312,711	Pool #258049, 5.00%, 5/1/34	325,916
58,409	Pool #258050, 5.50%, 5/1/34	61,671
49,472	Pool #258051, 5.00%, 5/1/34	51,561
532,762	Pool #258070, 5.00%, 6/1/34	555,260
168,809	Pool #258090, 5.00%, 6/1/34	175,938
336,341	Pool #258092, 5.50%, 6/1/34	355,120
174,740	Pool #258093, 5.50%, 6/1/34	184,496
82,906	Pool #258094, 5.00%, 6/1/34	86,407
62,241	Pool #258095, 5.50%, 7/1/34	65,716
80,949	Pool #258097, 5.50%, 6/1/34	85,469
51,250	Pool #258121, 5.50%, 6/1/34	54,112
319,773	Pool #258152, 5.50%, 8/1/34	337,627

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$469,345	Pool #258157, 5.00%, 8/1/34	$489,165
196,213	Pool #258163, 5.50%, 8/1/34	207,169
130,671	Pool #258165, 5.50%, 8/1/34	137,967
140,532	Pool #258166, 5.50%, 9/1/34	148,379
227,296	Pool #258171, 5.50%, 10/1/34	239,987
443,137	Pool #258173, 5.50%, 10/1/34	467,879
198,322	Pool #258175, 5.50%, 9/1/34	209,395
306,232	Pool #258180, 5.00%, 10/1/34	319,164
163,974	Pool #258182, 5.00%, 10/1/34	170,898
86,660	Pool #258185, 5.50%, 10/1/34	91,499
170,938	Pool #258186, 5.50%, 11/1/34	180,482
149,813	Pool #258187, 5.50%, 11/1/34	158,177
775,609	Pool #258188, 5.50%, 11/1/34	818,914
238,532	Pool #258198, 5.50%, 10/1/34	251,850
97,738	Pool #258199, 5.50%, 9/1/34	103,195
123,907	Pool #258200, 5.50%, 11/1/34	130,825
237,826	Pool #258203, 5.50%, 10/1/34	251,105
158,923	Pool #258210, 5.50%, 11/1/34	167,796
112,072	Pool #258221, 5.50%, 11/1/34	118,329
49,033	Pool #258222, 5.00%, 11/1/34	51,104
139,049	Pool #258224, 5.50%, 12/1/34	146,813
145,715	Pool #258225, 5.50%, 11/1/34	153,851
290,398	Pool #258236, 5.00%, 12/1/34	302,661
177,653	Pool #258237, 5.50%, 1/1/35	187,461
1,091,258	Pool #258238, 5.00%, 1/1/35	1,137,341
45,673	Pool #258245, 5.50%, 12/1/34	48,223
116,292	Pool #258249, 5.00%, 12/1/34	121,202
101,239	Pool #258250, 5.50%, 11/1/34	107,397
155,320	Pool #258251, 5.50%, 1/1/35	163,992
82,013	Pool #258252, 5.50%, 12/1/34	86,592
328,018	Pool #258254, 5.50%, 12/1/34	346,332
142,005	Pool #258258, 5.00%, 1/1/35	147,913
429,414	Pool #258300, 5.00%, 3/1/35	447,280
140,573	Pool #258301, 5.50%, 2/1/35	148,334
196,496	Pool #258302, 5.00%, 3/1/35	204,671
294,732	Pool #258303, 5.00%, 2/1/35	308,468
279,624	Pool #258304, 5.00%, 2/1/35	291,257
416,230	Pool #258305, 5.00%, 3/1/35	433,547
17,574	Pool #258311, 5.00%, 2/1/35	18,305
83,732	Pool #258312, 5.50%, 2/1/35	88,355
324,611	Pool #258324, 5.50%, 4/1/35	342,533
333,212	Pool #258325, 5.50%, 4/1/35	351,608
396,123	Pool #258333, 5.00%, 4/1/35	412,604
349,371	Pool #258336, 5.00%, 4/1/35	363,907
313,637	Pool #258338, 5.00%, 4/1/35	326,686
261,607	Pool #258339, 5.00%, 4/1/35	272,491
76,903	Pool #258340, 5.00%, 3/1/35	80,103
93,144	Pool #258341, 5.00%, 4/1/35	97,020

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$102,492	Pool #258342, 5.00%, 4/1/35	$107,268
512,545	Pool #258343, 5.00%, 4/1/35	533,870
240,223	Pool #258346, 5.00%, 3/1/35	250,217
1,102,061	Pool #258347, 5.00%, 4/1/35	1,147,911
249,466	Pool #258388, 5.50%, 6/1/35	263,239
498,302	Pool #258392, 5.00%, 6/1/35	519,033
617,992	Pool #258393, 5.00%, 5/1/35	643,703
282,730	Pool #258394, 5.00%, 5/1/35	294,493
402,599	Pool #258395, 5.50%, 6/1/35	424,826
133,300	Pool #258400, 5.00%, 6/1/35	138,846
530,347	Pool #258402, 5.00%, 6/1/35	552,411
75,187	Pool #258403, 5.00%, 6/1/35	78,316
101,216	Pool #258404, 5.00%, 6/1/35	105,427
87,060	Pool #258406, 5.50%, 5/1/35	91,867
176,901	Pool #258407, 5.00%, 5/1/35	184,261
56,239	Pool #258408, 5.00%, 5/1/34	58,613
204,902	Pool #258409, 5.00%, 5/1/35	213,427
111,320	Pool #258410, 5.00%, 4/1/35	115,951
120,743	Pool #258411, 5.50%, 5/1/35	127,409
159,986	Pool #258422, 5.00%, 6/1/35	166,643
140,223	Pool #258427, 5.00%, 7/1/35	146,057
167,085	Pool #258428, 5.00%, 7/1/35	174,036
92,248	Pool #258439, 5.50%, 6/1/35	97,340
414,375	Pool #258448, 5.00%, 8/1/35	431,615
137,586	Pool #258449, 5.50%, 7/1/35	145,182
760,622	Pool #258450, 5.50%, 8/1/35	802,614
56,623	Pool #258451, 5.50%, 7/1/35	59,749
163,836	Pool #258454, 5.50%, 7/1/35	172,881
343,291	Pool #258456, 5.00%, 8/1/35	357,573
127,268	Pool #258457, 5.00%, 8/1/35	132,563
570,781	Pool #258460, 5.00%, 8/1/35	594,528
165,645	Pool #258470, 5.00%, 7/1/35	172,536
224,721	Pool #258479, 5.50%, 7/1/35	237,127
541,950	Pool #258480, 5.00%, 8/1/35	564,497
159,477	Pool #258551, 5.50%, 11/1/35	168,281
346,335	Pool #258552, 5.00%, 11/1/35	360,744
60,532	Pool #258555, 5.00%, 10/1/35	63,050
114,179	Pool #258556, 5.50%, 11/1/35	120,483
126,021	Pool #258562, 5.50%, 11/1/35	132,978
115,303	Pool #258569, 5.00%, 10/1/35	120,101
1,365,236	Pool #258571, 5.50%, 11/1/35	1,440,609
163,082	Pool #258595, 5.50%, 12/1/35	172,086
487,644	Pool #258596, 6.00%, 12/1/35	519,372
122,475	Pool #258598, 5.00%, 12/1/35	127,571
185,005	Pool #258599, 5.50%, 1/1/36	194,959
266,867	Pool #258600, 6.00%, 1/1/36	283,729
113,377	Pool #258610, 5.50%, 8/1/35	119,636
167,855	Pool #258621, 5.50%, 1/1/36	176,886

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$1,712,970	Pool #258627, 5.50%, 2/1/36	$1,807,540
176,772	Pool #258633, 5.50%, 12/1/35	186,531
396,941	Pool #258634, 5.50%, 2/1/36	418,297
614,152	Pool #258643, 5.50%, 1/1/36	648,058
659,316	Pool #258644, 5.50%, 2/1/36	694,789
98,435	Pool #258650, 5.50%, 1/1/36	103,731
128,564	Pool #258651, 5.00%, 1/1/36	133,732
683,275	Pool #258658, 5.50%, 3/1/36	720,037
116,006	Pool #258663, 5.50%, 2/1/36	122,248
202,332	Pool #258721, 5.50%, 4/1/36	213,218
150,033	Pool #258736, 5.00%, 3/1/36	156,064
144,789	Pool #258737, 5.50%, 12/1/35	153,054
90,299	Pool #258763, 6.00%, 5/1/36	96,005
247,969	Pool #258765, 6.00%, 5/1/36	263,637
180,810	Pool #258766, 5.50%, 5/1/36	190,538
515,857	Pool #258767, 6.00%, 6/1/36	548,452
157,438	Pool #258773, 5.50%, 6/1/36	165,908
225,246	Pool #258779, 6.00%, 5/1/36	239,478
54,566	Pool #259004, 8.00%, 2/1/30	62,135
37,810	Pool #259011, 8.00%, 3/1/30	43,055
65,095	Pool #259030, 8.00%, 4/1/30	74,125
14,241	Pool #259178, 6.50%, 3/1/31	15,448
338,921	Pool #259181, 6.50%, 3/1/31	367,638
178,421	Pool #259187, 6.50%, 4/1/31	193,538
92,521	Pool #259190, 6.50%, 4/1/31	100,360
169,090	Pool #259191, 6.50%, 4/1/31	183,417
146,239	Pool #259201, 6.50%, 4/1/31	158,630
41,004	Pool #259213, 6.50%, 5/1/31	44,503
145,481	Pool #259256, 6.50%, 8/1/31	157,807
40,118	Pool #259284, 6.50%, 8/1/31	43,517
45,665	Pool #259306, 6.50%, 9/1/31	49,534
88,514	Pool #259309, 6.50%, 10/1/31	96,014
318,106	Pool #259316, 6.50%, 11/1/31	345,059
178,487	Pool #259327, 6.00%, 11/1/31	191,104
26,685	Pool #259331, 6.00%, 11/1/31	28,571
123,522	Pool #259369, 6.00%, 1/1/32	132,253
81,133	Pool #259372, 6.00%, 1/1/32	86,868
79,134	Pool #259376, 6.00%, 1/1/32	84,679
83,438	Pool #259377, 6.50%, 12/1/31	90,507
40,906	Pool #259378, 6.00%, 12/1/31	43,797
89,614	Pool #259390, 6.00%, 1/1/32	95,893
89,908	Pool #259391, 6.00%, 1/1/32	96,263
99,055	Pool #259392, 6.50%, 1/1/32	107,386
114,323	Pool #259393, 6.00%, 1/1/32	122,333
147,044	Pool #259397, 6.00%, 2/1/32	157,346
53,997	Pool #259398, 6.50%, 2/1/32	58,539
87,872	Pool #259440, 6.50%, 4/1/32	95,702
110,850	Pool #259522, 6.50%, 7/1/32	120,173

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$99,817	Pool #259560, 6.00%, 9/1/32	$106,810
136,105	Pool #259590, 5.50%, 11/1/32	143,917
85,650	Pool #259592, 5.50%, 10/1/32	90,566
69,331	Pool #259598, 6.00%, 10/1/32	74,189
53,085	Pool #259599, 6.00%, 10/1/32	56,804
103,591	Pool #259607, 5.50%, 11/1/32	109,536
160,324	Pool #259610, 5.50%, 11/1/32	169,526
288,215	Pool #259611, 5.50%, 11/1/32	304,757
83,532	Pool #259612, 5.50%, 11/1/32	88,326
229,240	Pool #259614, 6.00%, 11/1/32	245,301
115,869	Pool #259623, 5.50%, 12/1/32	122,519
110,664	Pool #259625, 6.00%, 11/1/32	118,418
102,446	Pool #259634, 5.50%, 12/1/32	108,326
277,534	Pool #259650, 5.50%, 2/1/33	293,376
76,305	Pool #259655, 5.50%, 2/1/33	80,661
135,284	Pool #259656, 5.50%, 2/1/33	143,006
125,046	Pool #259658, 5.50%, 2/1/33	132,184
592,839	Pool #259659, 5.50%, 2/1/33	626,681
205,302	Pool #259665, 5.50%, 1/1/33	217,022
232,008	Pool #259667, 5.50%, 2/1/33	245,252
42,339	Pool #259671, 5.50%, 2/1/33	44,756
181,915	Pool #259686, 5.50%, 3/1/33	192,300
72,552	Pool #259689, 5.50%, 3/1/33	76,693
52,656	Pool #259722, 5.00%, 5/1/33	54,929
155,675	Pool #259723, 5.00%, 5/1/33	162,395
63,294	Pool #259724, 5.00%, 5/1/33	66,295
368,559	Pool #259725, 5.00%, 5/1/33	384,468
79,600	Pool #259726, 5.00%, 5/1/33	83,036
220,882	Pool #259728, 5.00%, 6/1/33	230,417
136,181	Pool #259729, 5.00%, 6/1/33	142,060
176,804	Pool #259731, 5.00%, 6/1/33	184,436
143,501	Pool #259733, 5.50%, 6/1/33	151,692
85,283	Pool #259734, 5.50%, 5/1/33	90,151
386,953	Pool #259748, 5.00%, 6/1/33	403,656
224,180	Pool #259753, 5.00%, 7/1/33	233,857
82,115	Pool #259757, 5.00%, 6/1/33	85,660
669,690	Pool #259761, 5.00%, 6/1/33	698,598
303,783	Pool #259764, 5.00%, 7/1/33	316,897
274,960	Pool #259765, 5.00%, 7/1/33	286,829
202,117	Pool #259776, 5.00%, 6/1/33	210,841
156,756	Pool #259777, 5.00%, 7/1/33	163,522
174,807	Pool #259779, 5.00%, 7/1/33	182,353
115,603	Pool #259780, 5.00%, 7/1/33	120,593
105,363	Pool #259781, 5.00%, 7/1/33	109,911
113,883	Pool #259782, 5.00%, 7/1/33	118,799
64,621	Pool #259789, 5.00%, 7/1/33	67,410
118,704	Pool #259807, 5.00%, 8/1/33	123,829
230,840	Pool #259808, 5.00%, 8/1/33	240,805

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$154,391	Pool #259809, 5.00%, 8/1/33	$161,055
684,678	Pool #259816, 5.00%, 8/1/33	714,233
35,891	Pool #259819, 5.00%, 8/1/33	37,440
93,252	Pool #259820, 5.00%, 8/1/33	97,277
259,039	Pool #259821, 5.00%, 7/1/33	271,516
469,054	Pool #259830, 5.00%, 8/1/33	491,647
781,667	Pool #259848, 5.00%, 9/1/33	815,409
138,469	Pool #259862, 5.50%, 9/1/33	146,373
91,514	Pool #259867, 5.50%, 10/1/33	96,738
344,813	Pool #259869, 5.50%, 10/1/33	364,496
118,143	Pool #259871, 5.50%, 9/1/33	124,887
319,644	Pool #259872, 5.50%, 11/1/33	337,891
174,929	Pool #259873, 5.50%, 10/1/33	184,914
151,946	Pool #259875, 5.50%, 10/1/33	160,620
88,737	Pool #259876, 5.50%, 10/1/33	93,802
98,187	Pool #259877, 5.50%, 9/1/33	103,791
226,673	Pool #259879, 5.50%, 10/1/33	239,612
133,220	Pool #259884, 5.50%, 11/1/33	140,825
41,654	Pool #259904, 5.50%, 11/1/33	44,032
324,511	Pool #259906, 5.50%, 11/1/33	343,035
236,805	Pool #259908, 5.50%, 11/1/33	250,323
148,347	Pool #259926, 5.50%, 12/1/33	156,815
64,427	Pool #259928, 5.50%, 12/1/33	68,105
317,056	Pool #259930, 5.00%, 11/1/33	330,742
98,258	Pool #259936, 5.50%, 11/1/33	103,867
230,698	Pool #259938, 5.50%, 12/1/33	243,867
24,298	Pool #259939, 5.50%, 11/1/33	25,685
141,099	Pool #259944, 5.50%, 1/1/34	148,977
109,890	Pool #259946, 5.50%, 12/1/33	116,163
285,149	Pool #259961, 5.50%, 3/1/34	301,070
254,816	Pool #259962, 5.50%, 3/1/34	269,043
426,815	Pool #259976, 5.00%, 3/1/34	444,839
146,692	Pool #259977, 5.00%, 3/1/34	152,886
48,980	Pool #259998, 5.00%, 3/1/34	51,048
754,652	Pool #380307, 6.53%, 6/1/16	825,709
646,347	Pool #381985, 7.97%, 9/1/17	752,281
570,830	Pool #382373, 7.58%, 5/1/18	665,385
616,618	Pool #383765, 6.70%, 6/1/19	699,198
1,119,262	Pool #383783, 6.38%, 5/1/11	1,181,340
993,266	Pool #385869, 5.41%, 2/1/21	1,057,016
2,383,158	Pool #386129, 5.43%, 5/1/21	2,534,040
2,424,420	Pool #386602, 4.66%, 10/1/13	2,563,465
4,714,463	Pool #386608, 5.37%, 11/1/21	4,997,535
2,734,823	Pool #386641, 5.80%, 12/1/33	2,914,880
720,475	Pool #386674, 5.51%, 11/1/21	769,547
459,403	Pool #386862, 4.78%, 5/1/14	485,357
3,680,028	Pool #387374, 5.60%, 5/1/23	4,028,729
917,727	Pool #387446, 5.22%, 6/1/20	972,996

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$940,249	Pool #387472, 4.89%, 6/1/15	$1,002,294
9,479,574	Pool #387590, 4.90%, 9/1/15	10,115,052
3,000,000	Pool #463037, 4.86%, 8/1/19	3,166,570
270,110	Pool #557295, 7.00%, 12/1/29	299,933
31,242	Pool #572424, 6.50%, 3/1/31	33,889
56,230	Pool #575886, 7.50%, 1/1/31	63,283
104,811	Pool #576445, 6.00%, 1/1/31	112,220
56,059	Pool #576520, 5.50%, 3/1/16	60,066
57,003	Pool #577906, 6.50%, 4/1/31	61,833
242,075	Pool #579402, 6.50%, 4/1/31	262,738
295,296	Pool #583728, 6.50%, 6/1/31	320,316
237,727	Pool #585148, 6.50%, 7/1/31	257,870
230,656	Pool #590931, 6.50%, 7/1/31	250,343
169,564	Pool #590932, 6.50%, 7/1/31	183,931
61,960	Pool #591063, 6.50%, 7/1/31	67,210
311,379	Pool #601865, 6.50%, 4/1/31	338,540
164,915	Pool #601868, 6.00%, 7/1/29	176,882
276,559	Pool #607611, 6.50%, 11/1/31	299,992
134,519	Pool #613125, 6.50%, 10/1/31	145,916
94,645	Pool #624103, 6.00%, 2/1/32	101,335
913,424	Pool #634271, 6.50%, 5/1/32	990,247
331,043	Pool #640146, 5.00%, 12/1/17	353,570
159,242	Pool #644232, 6.50%, 6/1/32	172,734
226,222	Pool #644432, 6.50%, 7/1/32	246,379
54,237	Pool #644437, 6.50%, 6/1/32	58,799
233,673	Pool #647461, 6.00%, 6/1/32	250,044
385,028	Pool #656835, 5.50%, 11/1/32	409,052
123,610	Pool #657250, 6.00%, 10/1/32	132,271
5,305,119	Pool #663159, 5.00%, 7/1/32	5,551,365
108,272	Pool #666206, 5.50%, 9/1/32	114,486
203,929	Pool #670278, 5.50%, 11/1/32	215,633
153,126	Pool #670285, 5.50%, 12/1/32	161,915
257,200	Pool #676702, 5.50%, 11/1/32	271,962
240,330	Pool #677591, 5.50%, 12/1/32	254,124
311,613	Pool #681819, 5.50%, 1/1/33	329,401
1,137,516	Pool #681883, 6.00%, 3/1/33	1,216,147
402,225	Pool #683087, 5.00%, 1/1/18	429,595
484,462	Pool #684570, 5.00%, 12/1/32	506,162
361,382	Pool #684644, 4.50%, 6/1/18	383,555
466,193	Pool #686542, 5.50%, 3/1/33	494,117
216,900	Pool #686544, 5.50%, 2/1/33	229,349
401,181	Pool #686565, 5.50%, 4/1/33	424,082
83,515	Pool #688972, 5.50%, 4/1/33	88,282
410,249	Pool #689034, 5.00%, 5/1/33	427,958
253,656	Pool #689667, 5.50%, 4/1/33	268,215
502,649	Pool #695960, 5.00%, 1/1/33	525,164
871,647	Pool #695961, 5.50%, 1/1/33	921,675
334,221	Pool #695962, 6.00%, 11/1/32	357,638

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$110,929	Pool #695963, 6.50%, 11/1/32	$120,258
754,313	Pool #696407, 5.50%, 4/1/33	797,372
2,884,273	Pool #702478, 5.50%, 6/1/33	3,048,917
772,734	Pool #702479, 5.00%, 6/1/33	806,090
489,467	Pool #703210, 5.50%, 9/1/32	518,784
1,016,728	Pool #703851, 5.50%, 4/1/33	1,074,766
226,163	Pool #705576, 5.50%, 5/1/33	239,073
1,234,148	Pool #720025, 5.00%, 8/1/33	1,287,422
1,514,780	Pool #723066, 5.00%, 4/1/33	1,580,168
977,061	Pool #723067, 5.50%, 5/1/33	1,032,834
810,941	Pool #723068, 4.50%, 5/1/33	830,624
853,457	Pool #723070, 4.50%, 5/1/33	874,705
699,603	Pool #723074, 4.50%, 5/1/33	717,020
854,615	Pool #723328, 5.00%, 9/1/33	891,506
788,299	Pool #727311, 4.50%, 9/1/33	807,924
3,489,443	Pool #727312, 5.00%, 9/1/33	3,640,071
588,776	Pool #727315, 6.00%, 10/1/33	630,241
1,502,999	Pool #738589, 5.00%, 9/1/33	1,567,878
447,215	Pool #738683, 5.00%, 9/1/33	466,520
1,452,520	Pool #739269, 5.00%, 9/1/33	1,515,221
484,089	Pool #743593, 5.50%, 10/1/33	511,722
450,832	Pool #743595, 5.50%, 10/1/33	476,567
314,455	Pool #748041, 4.50%, 10/1/33	322,850
1,102,900	Pool #749891, 5.00%, 9/1/33	1,150,509
854,534	Pool #749897, 4.50%, 9/1/33	875,809
466,243	Pool #750984, 5.00%, 12/1/18	497,678
536,486	Pool #751008, 5.00%, 12/1/18	572,657
656,701	Pool #753533, 5.00%, 11/1/33	685,049
315,879	Pool #755679, 6.00%, 1/1/34	337,714
370,980	Pool #755745, 5.00%, 1/1/34	386,994
546,228	Pool #755746, 5.50%, 12/1/33	577,408
397,564	Pool #755780, 5.50%, 2/1/34	419,762
450,727	Pool #763551, 5.50%, 3/1/34	476,253
1,337,442	Pool #763820, 5.50%, 1/1/34	1,412,115
678,012	Pool #763824, 5.00%, 3/1/34	706,644
647,808	Pool #765216, 5.00%, 1/1/19	689,865
702,631	Pool #765217, 4.50%, 1/1/19	743,547
546,592	Pool #765306, 5.00%, 2/1/19	582,624
130,091	Pool #770099, 5.50%, 2/1/34	137,355
266,935	Pool #773084, 4.50%, 3/1/19	282,479
431,260	Pool #773091, 4.00%, 3/1/19	450,713
437,127	Pool #773096, 4.50%, 3/1/19	462,582
832,814	Pool #773175, 5.00%, 5/1/34	867,983
199,258	Pool #773188, 6.00%, 7/1/34	212,720
635,685	Pool #773476, 5.50%, 7/1/19	681,922
786,539	Pool #773547, 5.00%, 5/1/34	819,754
849,391	Pool #773553, 5.00%, 4/1/34	885,260
1,123,427	Pool #773568, 5.50%, 5/1/34	1,186,152

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$483,000	Pool #773575, 6.00%, 7/1/34	$515,632
775,102	Pool #776849, 5.00%, 11/1/34	807,833
962,349	Pool #776850, 5.50%, 11/1/34	1,016,080
394,600	Pool #776851, 6.00%, 10/1/34	421,260
873,395	Pool #777444, 5.50%, 5/1/34	922,160
3,035,017	Pool #777621, 5.00%, 2/1/34	3,166,029
473,359	Pool #781437, 6.00%, 8/1/34	505,341
753,794	Pool #781741, 6.00%, 9/1/34	804,722
732,299	Pool #781907, 5.00%, 2/1/21	775,722
1,157,643	Pool #781954, 5.00%, 6/1/34	1,206,529
946,949	Pool #781959, 5.50%, 6/1/34	999,820
678,702	Pool #781960, 5.50%, 6/1/34	716,596
751,384	Pool #783893, 5.50%, 12/1/34	793,336
747,154	Pool #783929, 5.50%, 10/1/34	788,870
397,516	Pool #788329, 6.50%, 8/1/34	429,334
184,019	Pool #790282, 6.00%, 7/1/34	196,452
398,134	Pool #797623, 5.00%, 7/1/35	414,698
174,395	Pool #797626, 5.50%, 7/1/35	184,023
206,858	Pool #797627, 5.00%, 7/1/35	215,465
264,258	Pool #797674, 5.50%, 9/1/35	278,847
1,225,179	Pool #798725, 5.50%, 11/1/34	1,293,584
470,068	Pool #799547, 5.50%, 9/1/34	496,313
349,523	Pool #799548, 6.00%, 9/1/34	373,684
3,415,546	Pool #806754, 4.50%, 9/1/34	3,498,445
1,124,834	Pool #806757, 6.00%, 9/1/34	1,200,830
5,608,071	Pool #806761, 5.50%, 9/1/34	5,921,188
584,233	Pool #808185, 5.50%, 3/1/35	616,487
1,147,443	Pool #808205, 5.00%, 1/1/35	1,195,182
93,308	Pool #813941, 4.50%, 11/1/20	98,216
112,113	Pool #813942, 5.00%, 11/1/20	119,112
2,258,655	Pool #815009, 5.00%, 4/1/35	2,352,625
1,208,455	Pool #817641, 5.00%, 11/1/35	1,258,732
1,169,864	Pool #820334, 5.00%, 9/1/35	1,218,535
1,046,933	Pool #820335, 5.00%, 9/1/35	1,090,490
739,394	Pool #820336, 5.00%, 9/1/35	771,081
1,040,179	Pool #822008, 5.00%, 5/1/35	1,083,454
1,918,106	Pool #829005, 5.00%, 8/1/35	1,997,908
224,524	Pool #829006, 5.50%, 9/1/35	236,919
330,950	Pool #829007, 4.50%, 8/1/35	338,569
188,324	Pool #829117, 5.50%, 9/1/35	198,721
89,927	Pool #829118, 5.50%, 9/1/35	94,891
987,926	Pool #829274, 5.00%, 8/1/35	1,029,028
1,446,618	Pool #829275, 5.00%, 8/1/35	1,506,804
1,475,797	Pool #829276, 5.00%, 8/1/35	1,537,196
1,266,568	Pool #829277, 5.00%, 8/1/35	1,319,263
215,036	Pool #829356, 5.00%, 9/1/35	223,983
3,598,328	Pool #829649, 5.50%, 3/1/35	3,799,234
1,433,956	Pool #835287, 5.00%, 8/1/35	1,493,615

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$263,493	Pool #843586, 5.50%, 11/1/35	$278,040
276,820	Pool #843587, 6.00%, 12/1/35	294,831
4,178,142	Pool #844361, 5.50%, 11/1/35	4,408,810
992,365	Pool #845245, 5.50%, 11/1/35	1,047,152
2,515,617	Pool #866969, 6.00%, 2/1/36	2,674,573
751,781	Pool #867410, 5.50%, 4/1/36	792,228
362,903	Pool #867569, 6.00%, 2/1/36	385,834
364,861	Pool #867574, 5.50%, 2/1/36	384,491
1,186,724	Pool #868788, 6.00%, 3/1/36	1,255,777
744,007	Pool #868849, 6.00%, 4/1/36	791,019
729,255	Pool #870599, 6.00%, 6/1/36	775,335
810,026	Pool #870684, 6.00%, 7/1/36	861,209
942,215	Pool #871072, 5.50%, 2/1/37	992,172
771,496	Pool #873819, 6.39%, 8/1/24	883,027
5,176,193	Pool #874136, 5.57%, 12/1/16	5,693,699
3,285,927	Pool #874900, 5.45%, 10/1/17	3,595,744
936,123	Pool #881425, 6.00%, 7/1/36	995,274
866,277	Pool #882044, 6.00%, 5/1/36	922,639
545,340	Pool #883589, 6.00%, 4/1/36	579,799
742,581	Pool #884693, 5.50%, 4/1/36	782,533
3,590,628	Pool #885724, 5.50%, 6/1/36	3,783,811
915,526	Pool #899800, 6.00%, 8/1/37	973,102
712,551	Pool #901412, 6.00%, 8/1/36	757,575
1,209,739	Pool #905438, 6.00%, 11/1/36	1,286,179
831,840	Pool #907646, 6.00%, 1/1/37	884,401
724,364	Pool #908671, 6.00%, 1/1/37	770,135
1,641,622	Pool #908672, 5.50%, 1/1/37	1,729,945
1,323,916	Pool #911730, 5.50%, 12/1/21	1,411,109
1,217,572	Pool #913995, 6.01%, 2/1/37(a)	1,296,815
1,044,842	Pool #919368, 5.50%, 4/1/37	1,100,240
852,898	Pool #920972, 5.83%, 1/1/37(a)	905,530
1,389,221	Pool #922582, 6.00%, 12/1/36	1,477,003
2,865,664	Pool #934941, 5.00%, 8/1/39	2,978,619
1,149,856	Pool #934942, 5.00%, 9/1/39	1,195,179
991,131	Pool #939465, 5.50%, 6/1/37	1,043,681
2,129,743	Pool #941204, 5.50%, 6/1/37	2,242,664
1,045,223	Pool #941205, 5.00%, 5/1/37	1,087,239
1,146,356	Pool #941206, 5.50%, 5/1/37	1,207,136
610,481	Pool #941487, 6.00%, 8/1/37	648,484
849,461	Pool #943394, 5.50%, 6/1/37	894,500
1,725,862	Pool #944502, 6.00%, 6/1/37	1,834,915
792,617	Pool #945853, 6.00%, 7/1/37	841,958
1,034,894	Pool #948600, 6.00%, 8/1/37	1,099,316
1,069,239	Pool #948672, 5.50%, 8/1/37	1,126,680
2,178,152	Pool #952598, 6.00%, 7/1/37	2,315,784
1,097,896	Pool #952623, 6.00%, 8/1/37	1,166,240
2,376,664	Pool #952632, 6.00%, 7/1/37	2,524,611
979,019	Pool #952649, 6.00%, 7/1/37	1,040,881

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$1,328,145	Pool #952659, 6.00%, 8/1/37	$1,412,067
937,136	Pool #952665, 6.00%, 8/1/37	995,473
896,266	Pool #952678, 6.50%, 8/1/37	963,944
454,426	Pool #952693, 6.50%, 8/1/37	488,740
1,399,214	Pool #956050, 6.00%, 12/1/37	1,488,973
2,658,972	Pool #957324, 5.43%, 5/1/18(c)	2,864,507
398,521	Pool #958502, 5.07%, 1/1/39(c)	423,747
994,479	Pool #960919, 5.00%, 2/1/38	1,033,778
634,323	Pool #965239, 5.84%, 9/1/38	671,367
195,978	Pool #972648, 5.50%, 2/1/38	206,277
1,138,031	Pool #975137, 5.00%, 5/1/38	1,184,322
1,095,347	Pool #975769, 5.50%, 3/1/38	1,153,671
990,607	Pool #982656, 5.50%, 6/1/38	1,042,666
995,665	Pool #982898, 5.00%, 5/1/38	1,035,011
1,134,968	Pool #983033, 5.00%, 5/1/38	1,179,818
1,164,442	Pool #984842, 5.50%, 6/1/38	1,225,636
997,095	Pool #986230, 5.00%, 7/1/38	1,037,176
826,884	Pool #986233, 5.00%, 6/1/38	855,425
1,057,530	Pool #986239, 6.00%, 7/1/38	1,118,073
2,256,330	Pool #986957, 5.50%, 7/1/38	2,381,013
1,147,549	Pool #986958, 5.50%, 7/1/38	1,207,855
672,184	Pool #986985, 5.00%, 7/1/23	709,505
1,743,647	Pool #990510, 5.50%, 8/1/38	1,835,279
1,613,310	Pool #990511, 6.00%, 8/1/38	1,712,387
1,197,749	Pool #990617, 5.50%, 9/1/38	1,263,328
1,146,333	Pool #AA0525, 5.50%, 12/1/38	1,212,307
2,393,510	Pool #AA0526, 5.00%, 12/1/38	2,488,093
6,672,121	Pool #AA0527, 5.50%, 12/1/38	7,022,755
1,020,860	Pool #AA0643, 4.00%, 3/1/39	1,017,347
1,207,542	Pool #AA0644, 4.50%, 3/1/39	1,233,952
1,236,348	Pool #AA0645, 4.50%, 3/1/39	1,260,173
2,248,715	Pool #AA0814, 5.50%, 12/1/38	2,366,890
1,048,129	Pool #AA2243, 4.50%, 5/1/39	1,068,328
2,053,646	Pool #AA3142, 4.50%, 3/1/39	2,093,222
1,110,175	Pool #AA3143, 4.00%, 3/1/39	1,109,285
1,342,889	Pool #AA3206, 4.00%, 4/1/39	1,338,133
1,349,478	Pool #AA3207, 4.50%, 3/1/39	1,375,483
1,094,589	Pool #AA4468, 4.00%, 4/1/39	1,090,713
1,070,978	Pool #AA7042, 4.50%, 6/1/39	1,091,616
1,142,882	Pool #AA7658, 4.00%, 6/1/39	1,138,834
1,629,741	Pool #AA7659, 4.50%, 6/1/39	1,661,148
1,042,148	Pool #AA7741, 4.50%, 6/1/24	1,085,900
1,225,038	Pool #AA8455, 4.50%, 6/1/39	1,248,646
2,376,746	Pool #AC1463, 5.00%, 8/1/39	2,470,429
1,098,764	Pool #AC1464, 5.00%, 8/1/39	1,142,074
2,270,538	Pool #AC2109, 4.50%, 7/1/39	2,314,520
1,033,763	Pool #AC4394, 5.00%, 9/1/39	1,074,511
1,348,743	Pool #AC4395, 5.00%, 9/1/39	1,401,906

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$1,475,323	Pool #MC0007, 5.50%, 12/1/38	$1,545,478
280,253	Pool #MC0013, 5.50%, 12/1/38	293,580
132,706	Pool #MC0014, 5.50%, 12/1/38	139,017
70,571	Pool #MC0015, 6.00%, 11/1/38	74,552
85,618	Pool #MC0016, 5.50%, 11/1/38	89,689
592,211	Pool #MC0038, 4.50%, 3/1/39	603,623
152,978	Pool #MC0046, 4.00%, 4/1/39	152,437
305,799	Pool #MC0047, 4.50%, 4/1/39	311,692
60,273	Pool #MC0059, 4.00%, 4/1/39	60,059
421,414	Pool #MC0081, 4.00%, 5/1/39	419,921
535,492	Pool #MC0082, 4.50%, 5/1/39	545,812
528,999	Pool #MC0111, 4.00%, 6/1/39	527,125
340,280	Pool #MC0112, 4.50%, 6/1/39	346,838
480,558	Pool #MC0127, 4.50%, 7/1/39	489,819
90,156	Pool #MC0135, 4.50%, 7/1/39	91,894
1,452,704	Pool #MC0137, 4.50%, 7/1/39	1,480,699
2,069,053	Pool #MC0154, 5.00%, 8/1/39	2,108,925
107,890	Pool #MC0155, 4.50%, 8/1/39	112,143
676,127	Pool #MC0160, 4.50%, 8/1/39	689,156
1,987,101	Pool #MC0171, 4.50%, 9/1/39	2,025,394
641,598	Pool #MC0177, 4.50%, 9/1/39	653,962
253,819	Pool #MC3344, 5.00%, 12/1/38	262,580

		404,782,405

Freddie Mac — 23.60%
375,604	Pool #A10124, 5.00%, 6/1/33	391,934
451,282	Pool #A10548, 5.00%, 6/1/33	470,904
1,379,577	Pool #A12237, 5.00%, 8/1/33	1,439,560
579,474	Pool #A12969, 4.50%, 8/1/33	592,814
539,126	Pool #A12985, 5.00%, 8/1/33	562,567
560,876	Pool #A12986, 5.00%, 8/1/33	585,262
940,881	Pool #A12987, 5.00%, 8/1/33	981,789
990,477	Pool #A14028, 4.50%, 9/1/33	1,013,278
1,483,824	Pool #A14325, 5.00%, 9/1/33	1,548,340
312,582	Pool #A15268, 6.00%, 10/1/33	333,994
1,254,894	Pool #A15579, 5.50%, 11/1/33	1,326,920
592,663	Pool #A17393, 5.50%, 12/1/33	626,680
722,945	Pool #A17397, 5.50%, 1/1/34	763,761
1,062,370	Pool #A18617, 5.50%, 1/1/34	1,122,349
559,235	Pool #A19019, 5.50%, 2/1/34	590,808
482,647	Pool #A19362, 5.50%, 2/1/34	509,897
494,654	Pool #A20069, 5.00%, 3/1/34	515,852
1,106,330	Pool #A20070, 5.50%, 3/1/34	1,168,791
1,335,238	Pool #A20540, 5.50%, 4/1/34	1,410,623
564,101	Pool #A20541, 5.50%, 4/1/34	595,949
844,746	Pool #A21679, 5.50%, 4/1/34	892,439
899,039	Pool #A21681, 5.00%, 4/1/34	937,566
768,341	Pool #A23192, 5.00%, 5/1/34	801,268

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$2,033,344	Pool #A25310, 5.00%, 6/1/34	$2,120,481
742,137	Pool #A25311, 5.00%, 6/1/34	773,941
674,768	Pool #A25600, 5.50%, 8/1/34	712,865
89,521	Pool #A26270, 6.00%, 8/1/34	95,604
56,064	Pool #A26386, 6.00%, 9/1/34	59,835
801,333	Pool #A26395, 6.00%, 9/1/34	855,222
938,509	Pool #A26396, 5.50%, 9/1/34	991,496
1,667,811	Pool #A28241, 5.50%, 10/1/34	1,761,973
766,331	Pool #A30055, 5.00%, 11/1/34	799,171
1,595,597	Pool #A30056, 5.50%, 12/1/34	1,685,681
659,702	Pool #A30591, 6.00%, 12/1/34	704,067
648,822	Pool #A31135, 5.50%, 12/1/34	685,453
565,056	Pool #A32976, 5.50%, 8/1/35	596,428
983,283	Pool #A33167, 5.00%, 1/1/35	1,025,421
2,297,312	Pool #A34999, 5.50%, 4/1/35	2,424,861
735,970	Pool #A35628, 5.50%, 6/1/35	776,832
1,588,209	Pool #A37185, 5.00%, 9/1/35	1,654,781
1,964,459	Pool #A38830, 5.00%, 5/1/35	2,046,803
624,085	Pool #A39561, 5.50%, 11/1/35	658,735
2,224,877	Pool #A40538, 5.00%, 12/1/35	2,318,137
484,479	Pool #A41442, 5.50%, 12/1/35	511,664
985,277	Pool #A42095, 5.50%, 1/1/36	1,039,981
1,369,792	Pool #A42097, 5.00%, 1/1/36	1,427,405
446,877	Pool #A42098, 5.50%, 1/1/36	471,688
545,021	Pool #A42099, 6.00%, 1/1/36	580,481
866,893	Pool #A42802, 5.00%, 2/1/36	903,230
1,885,269	Pool #A42803, 5.50%, 2/1/36	1,989,940
1,121,997	Pool #A42804, 6.00%, 2/1/36	1,194,997
1,179,634	Pool #A42805, 6.00%, 2/1/36	1,256,384
633,725	Pool #A44637, 5.50%, 4/1/36	668,553
804,830	Pool #A44638, 6.00%, 4/1/36	855,936
982,868	Pool #A44639, 5.50%, 3/1/36	1,030,988
1,046,192	Pool #A45396, 5.00%, 6/1/35	1,091,025
831,768	Pool #A46321, 5.50%, 7/1/35	877,949
1,647,228	Pool #A46735, 5.00%, 8/1/35	1,716,275
1,211,968	Pool #A46746, 5.50%, 8/1/35	1,279,257
692,666	Pool #A46747, 5.50%, 8/1/35	731,123
900,587	Pool #A46748, 5.50%, 8/1/35	950,589
551,539	Pool #A46996, 5.50%, 9/1/35	582,161
1,052,773	Pool #A46997, 5.50%, 9/1/35	1,112,211
1,354,648	Pool #A47552, 5.00%, 11/1/35	1,411,431
1,054,218	Pool #A47553, 5.00%, 11/1/35	1,098,407
707,446	Pool #A47554, 5.50%, 11/1/35	746,724
832,329	Pool #A48788, 5.50%, 5/1/36	877,240
969,975	Pool #A48789, 6.00%, 5/1/36	1,031,568
1,045,422	Pool #A49013, 6.00%, 5/1/36	1,111,807
904,420	Pool #A49526, 6.00%, 5/1/36	961,851
631,878	Pool #A49843, 6.00%, 6/1/36	672,002

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$907,853	Pool #A49844, 6.00%, 6/1/36	$968,055
450,057	Pool #A49845, 6.50%, 6/1/36	482,705
1,098,220	Pool #A50128, 6.00%, 6/1/36	1,167,957
1,599,845	Pool #A59530, 5.50%, 4/1/37	1,684,920
812,708	Pool #A59964, 5.50%, 4/1/37	855,925
2,067,496	Pool #A60751, 5.50%, 5/1/37	2,177,439
1,288,738	Pool #A61754, 5.50%, 5/1/37	1,357,270
799,569	Pool #A61779, 5.50%, 5/1/37	842,088
1,125,362	Pool #A61915, 5.50%, 6/1/37	1,185,768
3,732,721	Pool #A61916, 6.00%, 6/1/37	3,967,415
3,473,118	Pool #A63456, 5.50%, 6/1/37	3,657,808
1,292,441	Pool #A64012, 5.50%, 7/1/37	1,361,298
740,483	Pool #A64015, 6.00%, 7/1/37	787,041
794,572	Pool #A64016, 6.50%, 7/1/37	852,043
1,142,428	Pool #A64447, 6.00%, 8/1/37	1,214,258
1,335,630	Pool #A64450, 6.00%, 8/1/37	1,419,608
98,437	Pool #A65713, 6.00%, 9/1/37	104,626
887,019	Pool #A65837, 6.00%, 9/1/37	944,831
783,783	Pool #A66043, 5.50%, 7/1/37	826,075
2,490,219	Pool #A66061, 5.50%, 8/1/37	2,622,642
1,815,207	Pool #A66116, 6.00%, 9/1/37	1,929,338
1,124,228	Pool #A66122, 6.00%, 8/1/37	1,194,914
1,606,863	Pool #A66133, 6.00%, 6/1/37	1,707,894
2,258,383	Pool #A66156, 6.50%, 9/1/37	2,421,730
1,878,000	Pool #A67630, 6.00%, 11/1/37	1,996,079
1,259,838	Pool #A68766, 6.00%, 10/1/37	1,339,050
788,736	Pool #A70292, 5.50%, 7/1/37	831,295
1,090,429	Pool #A73816, 6.00%, 3/1/38	1,157,735
1,163,119	Pool #A75113, 5.00%, 3/1/38	1,209,445
1,039,816	Pool #A76187, 5.00%, 4/1/38	1,081,231
848,444	Pool #A78354, 5.50%, 11/1/37	896,423
1,084,689	Pool #A79561, 5.50%, 7/1/38	1,144,804
63,181	Pool #B31081, 7.00%, 3/1/31	69,795
91,918	Pool #B31082, 6.00%, 3/1/31	98,445
116,249	Pool #B31128, 6.00%, 9/1/31	124,503
92,070	Pool #B31139, 6.50%, 10/1/31	99,583
257,089	Pool #B31140, 6.50%, 10/1/31	278,069
88,447	Pool #B31141, 6.50%, 10/1/31	96,107
61,171	Pool #B31146, 6.50%, 10/1/31	66,163
79,140	Pool #B31150, 6.50%, 11/1/31	85,598
201,276	Pool #B31188, 6.00%, 1/1/32	215,315
29,316	Pool #B31206, 6.00%, 3/1/32	31,397
115,757	Pool #B31292, 6.00%, 9/1/32	123,976
231,254	Pool #B31493, 5.00%, 2/1/34	241,164
517,970	Pool #B31516, 5.00%, 4/1/34	540,167
469,950	Pool #B31517, 5.00%, 4/1/34	490,512
421,344	Pool #B31532, 5.00%, 5/1/34	439,400
429,184	Pool #B31545, 5.00%, 5/1/34	447,576

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$240,874	Pool #B31546, 5.50%, 5/1/34	$254,473
447,941	Pool #B31547, 5.50%, 5/1/34	473,231
378,001	Pool #B31550, 5.00%, 6/1/34	394,200
203,079	Pool #B31551, 5.50%, 6/1/34	214,799
334,813	Pool #B31587, 5.00%, 11/1/34	349,161
446,165	Pool #B31588, 5.50%, 11/1/34	471,355
574,189	Pool #B31642, 5.50%, 5/1/35	606,068
152,315	Pool #B50443, 5.00%, 11/1/18	162,917
284,640	Pool #B50450, 4.50%, 1/1/19	301,037
114,259	Pool #B50451, 5.00%, 1/1/19	121,855
65,719	Pool #B50458, 4.50%, 3/1/19	69,505
55,751	Pool #B50470, 4.50%, 4/1/19	58,963
217,205	Pool #B50496, 5.50%, 9/1/19	233,180
484,377	Pool #B50499, 5.00%, 11/1/19	516,580
106,729	Pool #B50500, 5.50%, 10/1/19	114,525
270,768	Pool #B50501, 4.50%, 11/1/19	286,366
241,329	Pool #B50504, 5.50%, 11/1/19	259,150
460,595	Pool #B50506, 5.00%, 11/1/19	491,494
309,548	Pool #C35457, 7.50%, 1/1/30	349,123
54,997	Pool #C37233, 7.50%, 2/1/30	62,028
91,245	Pool #C48137, 7.00%, 1/1/31	100,796
126,770	Pool #C48138, 7.00%, 2/1/31	140,040
44,450	Pool #C49785, 6.50%, 3/1/31	48,105
59,761	Pool #C50288, 6.50%, 4/1/31	64,675
394,623	Pool #C51686, 6.50%, 5/1/31	426,826
197,549	Pool #C53210, 6.50%, 6/1/31	213,670
66,714	Pool #C53914, 6.50%, 6/1/31	72,158
156,769	Pool #C60020, 6.50%, 11/1/31	169,562
240,299	Pool #C60804, 6.00%, 11/1/31	258,321
30,713	Pool #C62574, 6.50%, 12/1/31	33,220
82,992	Pool #C65200, 6.50%, 3/1/32	89,660
136,960	Pool #C65616, 6.50%, 3/1/32	148,136
63,321	Pool #C68324, 6.50%, 6/1/32	68,409
791,755	Pool #C73273, 6.00%, 11/1/32	846,980
456,322	Pool #C73525, 6.00%, 11/1/32	488,378
709,497	Pool #C74672, 5.50%, 11/1/32	750,441
832,464	Pool #C77844, 5.50%, 3/1/33	880,244
169,736	Pool #C77845, 5.50%, 3/1/33	179,478
792,218	Pool #C78252, 5.50%, 3/1/33	837,688
656,226	Pool #C78380, 5.50%, 3/1/33	693,890
228,549	Pool #C79178, 5.50%, 4/1/33	241,667
869,141	Pool #J00980, 5.00%, 1/1/21	924,210
778,682	Pool #J05466, 5.50%, 6/1/22	829,114
1,185,455	Pool #N31468, 6.00%, 11/1/37	1,251,841

		134,498,998

Ginnie Mae — 6.89%
1,048,219	Pool #409117, 5.50%, 6/20/38	1,109,126

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$1,099,245	Pool #487643, 5.00%, 2/15/39	$1,145,516
1,375,583	Pool #514702, 8.25%, 12/15/32	1,381,548
489,436	Pool #588448, 6.25%, 9/15/32	510,334
1,906,206	Pool #616936, 5.50%, 1/15/36	2,016,409
628,627	Pool #617904, 5.75%, 9/15/23	652,426
584,469	Pool #624106, 5.13%, 3/15/34	602,790
462,400	Pool #664269, 5.85%, 6/15/38	494,925
2,143,799	Pool #675509, 5.50%, 6/15/38	2,264,388
876,125	Pool #685140, 5.90%, 4/15/38	941,969
1,442,111	Pool #697672, 5.50%, 12/15/38	1,523,230
1,187,694	Pool #697814, 5.00%, 2/15/39	1,237,688
1,199,170	Pool #697885, 4.50%, 3/15/39	1,225,402
1,588,869	Pool #698112, 4.50%, 5/15/39	1,623,626
2,767,677	Pool #698113, 4.50%, 5/15/39	2,830,625
1,176,238	Pool #699294, 5.63%, 9/20/38	1,242,059
5,404,802	Pool #713519, 6.00%, 7/1/39	5,744,291
1,012,994	Pool #714561, 4.50%, 6/15/39	1,035,153
1,477,508	Pool #716822, 4.50%, 4/15/39	1,509,829
1,229,787	Pool #716823, 4.50%, 4/15/39	1,256,688
1,302,209	Pool #717132, 4.50%, 5/15/39	1,330,695
1,726,449	Pool #717133, 4.50%, 5/15/39	1,767,812
1,409,880	Pool #720080, 4.50%, 6/15/39	1,440,721
1,163,389	Pool #720521, 5.00%, 8/15/39	1,206,544
3,058,913	Pool #726550, 5.00%, 10/1/39	3,172,380

		39,266,174

Total U.S. Government Agency Backed Mortgages (Cost $551,947,897)		578,547,577

U.S. Government Agency Obligations — 10.48%
Community Reinvestment Revenue Notes — 1.48%
1,215,738	3.39%, 8/1/35(b)(c)	1,179,133
7,250,000	3.98%, 8/1/35(b)(c)	7,255,531

		8,434,664

Small Business Administration — 5.20%
279,391	0.55%, 4/25/28(a)	273,265
690,216	0.55%, 3/25/29(a)	675,045
2,088,679	0.55%, 9/25/30(a)	2,042,311
294,257	0.60%, 3/25/28(a)	288,396
458,329	0.60%, 11/25/29(a)	449,194
310,638	0.63%, 6/25/18(a)	305,718
1,180,092	0.63%, 4/15/32(c)	1,158,798
678,951	0.65%, 3/25/14(a)	672,058
456,106	0.66%, 7/15/32(c)	447,893
213,759	0.66%, 4/15/26(c)	209,909
1,011,213	0.66%, 11/15/26(c)	992,990

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$625,548	0.75%, 11/29/32(c)	$632,965
256,365	0.80%, 2/21/33(c)	251,737
265,707	0.80%, 9/27/30(c)	260,918
1,354,661	0.80%, 4/15/33(c)	1,330,192
177,292	0.80%, 9/15/32(c)	174,098
482,619	0.80%, 3/15/33(c)	473,906
331,710	0.85%, 9/14/29(c)	335,599
134,952	0.88%, 1/1/32(c)	136,534
802,023	0.88%, 2/15/32(c)	787,570
1,416,818	0.88%, 9/15/32(c)	1,391,303
1,326,207	0.90%, 3/14/18(c)	1,340,902
22,123,061	1.26%, 10/19/29(c)(e)	356,367
868,286	3.13%, 10/25/15(a)	885,863
409,092	3.38%, 5/25/16(a)	414,150
1,224,985	3.38%, 10/25/15(a)	1,252,214
772,482	3.58%, 12/25/15(a)	794,485
1,023,246	3.58%, 7/15/14(c)	1,023,447
97,487	5.70%, 8/15/17(c)	100,396
392,136	5.85%, 12/15/27(c)	401,538
317,850	5.85%, 9/27/13(c)	327,610
117,138	5.86%, 11/15/22(c)	119,820
348,845	5.98%, 6/9/26(c)	360,213
202,173	6.00%, 4/15/22(c)	208,541
545,453	6.03%, 10/31/32(c)	562,346
426,053	6.10%, 10/15/27(c)	442,231
1,347,817	6.13%, 4/15/31(c)	1,399,007
255,193	6.15%, 1/10/32(c)	265,099
173,751	6.25%, 9/15/27(c)	175,679
1,007,851	6.28%, 8/15/17(c)	1,048,847
206,428	6.30%, 4/15/18(c)	214,458
74,172	6.33%, 3/15/27(c)	77,146
615,812	6.35%, 8/13/26(c)	640,519
1,088,588	6.45%, 2/19/32(c)	1,131,909
262,627	6.50%, 3/30/32(c)	273,078
52,902	6.51%, 7/6/27(c)	55,022
90,543	6.53%, 1/2/27(c)	94,174
64,681	6.69%, 5/28/24(c)	67,285
421,568	6.71%, 3/15/27(c)	438,467
187,139	7.08%, 1/19/14(c)	194,754
83,303	7.08%, 9/1/13(c)	86,685
119,082	7.33%, 7/1/16(c)	123,927
255,244	7.33%, 7/1/16(c)	265,632
192,615	7.33%, 2/23/16(c)	200,455
249,274	7.33%, 7/1/16(c)	259,420
63,099	7.38%, 1/1/15(c)	65,668
189,359	7.38%, 4/1/15(c)	197,068
80,200	7.58%, 8/1/16(c)	83,462
26,220	7.83%, 11/1/13(c)	27,286

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$248,128	7.83%, 10/3/16(c)	$258,223
53,284	8.08%, 10/1/16(c)	55,451
21,068	8.08%, 2/15/14(c)	21,926
5,691	8.33%, 11/1/11(c)	5,890
5,231	9.58%, 2/15/12(c)	5,440
7,524	9.58%, 2/15/12(c)	7,825
14,448	9.83%, 1/10/32(c)	15,025

		29,635,349

United States Department of Agriculture — 3.80%
516,817	1.13%, 5/31/14(c)	535,629
287,805	4.45%, 4/2/18(c)	291,239
205,935	5.09%, 3/1/20(c)	206,076
357,538	5.25%, 10/26/22(c)	357,061
71,136	5.33%, 12/4/14(c)	72,931
359,719	5.55%, 10/20/32(c)	345,552
336,909	5.55%, 10/20/32(c)	323,700
172,891	5.59%, 1/20/38(c)	172,442
535,539	5.60%, 11/29/30(c)	539,784
231,913	5.63%, 6/1/20(c)	235,960
370,439	5.63%, 4/15/27(c)	375,180
415,168	5.63%, 4/1/27(c)	420,152
769,790	5.64%, 1/20/38(c)	769,588
285,739	5.64%, 1/20/33(c)	287,701
71,707	5.64%, 1/20/38(c)	71,760
106,723	5.66%, 1/20/38(c)	106,964
106,090	5.66%, 10/20/32(c)	107,481
284,759	5.70%, 1/20/38(c)	286,258
223,166	5.73%, 4/20/37(c)	225,751
480,307	5.73%, 2/1/30(c)	487,513
779,550	5.75%, 1/20/33(c)	760,454
190,967	5.80%, 8/1/20(c)	196,067
101,597	5.83%, 11/1/20(c)	104,541
141,493	5.91%, 12/4/37(c)	144,781
87,127	5.92%, 10/20/37(c)	88,792
221,091	5.93%, 2/20/33(c)	227,678
123,287	5.98%, 12/20/37(c)	121,832
404,410	5.98%, 12/31/26(c)	417,211
207,406	5.99%, 11/1/32(c)	206,454
308,568	6.00%, 1/10/37(c)	316,607
132,116	6.01%, 11/8/32(c)	136,656
223,501	6.01%, 1/20/38(c)	230,068
74,419	6.01%, 7/20/36(c)	76,621
357,163	6.02%, 10/20/37(c)	368,118
157,651	6.04%, 2/1/27(c)	163,172
186,487	6.05%, 1/5/26(c)	193,550
386,976	6.05%, 1/1/37(c)	399,781

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
$512,554	6.07%, 4/20/37(c)	$507,150
146,921	6.08%, 7/1/32(c)	147,030
104,285	6.09%, 5/17/22(c)	108,060
201,959	6.10%, 8/25/37(c)	208,195
97,737	6.10%, 1/1/13(c)	99,259
109,530	6.11%, 1/15/29(c)	113,443
346,543	6.11%, 7/20/32(c)	347,916
817,616	6.12%, 7/20/37(c)	848,129
217,356	6.12%, 4/20/37(c)	225,552
301,766	6.12%, 1/26/37(c)	312,123
139,605	6.13%, 11/1/26(c)	145,206
135,110	6.13%, 4/16/27(c)	138,909
694,276	6.13%, 4/4/27(c)	713,878
298,882	6.13%, 4/19/27(c)	307,284
626,900	6.13%, 5/15/14(c)	652,425
101,532	6.13%, 7/20/22(c)	105,521
275,013	6.13%, 7/29/19(c)	286,169
131,193	6.13%, 8/1/19(c)	136,516
99,841	6.18%, 1/20/38(c)	103,787
241,399	6.20%, 1/20/37(c)	250,946
114,896	6.22%, 6/1/37(c)	119,440
61,090	6.23%, 2/1/27(c)	63,540
402,699	6.23%, 3/14/32(c)	418,727
610,025	6.25%, 1/1/37(c)	634,146
101,073	6.28%, 3/1/14(c)	105,177
87,107	6.28%, 2/1/28(c)	90,594
81,487	6.33%, 3/2/27(c)	82,392
211,647	6.38%, 1/31/37(c)	220,017
240,341	6.38%, 2/16/37(c)	249,845
55,543	6.38%, 3/1/27(c)	57,769
773,670	6.51%, 4/20/37(c)	804,257
848,360	6.63%, 12/15/23(c)	882,545
199,612	6.64%, 4/20/37(c)	207,504
201,792	6.88%, 2/3/17(c)	210,003
429,652	6.88%, 2/3/22(c)	447,023
632,087	7.00%, 6/3/22(c)	657,624
231,173	7.13%, 12/10/16(c)	240,576

		21,619,782

Total U.S. Government Agency Obligations (Cost $60,013,287)		59,689,795

U.S. Treasury Obligations — 0.35%
U.S. Treasury Bills — 0.35%
2,000,000	0.45%, 6/17/10(f)	1,995,900

Total U.S. Treasury Obligations (Cost $1,995,367)		1,995,900

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

Principal Amount		Value
Promissory Notes — 1.76%
$9,375,000	Massachusetts Housing Investment Corp. Term Loan, 6.67%, 4/1/35(c)(d)	$10,005,103

Total Promissory Notes (Cost $9,375,000)		10,005,103

Shares
Investment Company — 1.41%
8,047,632	Wells Fargo Prime Investment Money Market Fund	8,047,632

Total Investment Company (Cost $8,047,632)		8,047,632

Contracts
Call Swaptions Purchased — 1.07%
500,000	Pay a fixed rate of 5.35% and receive a floating rate based on 3-Month LIBOR, expiring May 23, 2024, Broker, UBS AG(c)	2,764,178
500,000	Pay a fixed rate of 5.75% and receive a floating rate based on 3-Month LIBOR, expiring June 28, 2029, Broker, UBS AG(c)	2,144,522
500,000	Pay a fixed rate of 6.00% and receive a floating rate based on 3-Month LIBOR, expiring June 18, 2019, Broker, Goldman Sachs International(c)	1,211,056

Total Call Swaptions Purchased (Cost $5,503,750)		6,119,756

Total Investments in Securities (Cost $663,579,779)(g) — 121.44%		691,990,942
Liabilities in excess of other assets — (21.44)%		(122,181,250)

NET ASSETS — 100.00%		$569,809,692

TBA Short Sale Commitment

Principal Amount		Proceeds	Value
$5,700,000	Fannie Mae	$(6,010,828)	$(6,013,500)
	6.00%, 30 Year

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2009

(a)	Floating rate note. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.
(c)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(d)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $10,826,061 or 1.90% of net assets was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2009 Carrying Value Per Unit
$1,395,000	Fort Knox Military Housing Privatization Project	1/29/2007	$1,328,900	$0.59
$9,375,000	Massachusetts Housing Investment Corp.	3/29/2005	$9,375,000	$1.07

(e)	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(f)	The rate represents the annualized yield at time of purchase.
(g)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

MBIA – Insured by MBIA

IBC—Insured by International Bancshares Corp.

See notes to financial statements.

32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments in securities, at value (cost $663,579,779)	$691,990,942
Cash	337,280
Segregated cash collateral for reverse repurchase agreements	2,343,487
Interest and dividends receivable	3,708,998
Margin variation receivable	71,875
Receivable for open maturities	195,158
Receivable for TBA sales commitment	6,023,178
Receivable for Fund shares sold	13,000,000
Receivable for investments sold	15,614
Deposits at broker for futures contracts	1,797,008
Prepaid expenses and other assets	30,660

Total Assets	719,514,200

Liabilities:
Distributions payable	1,542,096
Payable for capital shares redeemed	3,499
Payable for investments purchased	4,260,823
Reverse repurchase agreements (including interest of $80,637)	137,521,881
TBA sale commitment at value (proceeds $6,010,828)	6,013,500
Accrued expenses and other payables:
Investment advisory fees	284,569
Accounting fees	4,335
Distribution fees	1,770
Trustee fees	478
Audit fees	17,890
Transfer Agent fees	10,775
Other	42,892

Total Liabilities	149,704,508

Net Assets	$569,809,692

Net Assets Consist Of:
Capital	$571,610,234
Distributions in excess of net investment income	(1,325,287)
Accumulated net realized losses from investment transactions, futures contracts and sale commitments	(28,093,121)
Net unrealized appreciation on investments, futures contracts, and sale commitments	27,617,866

Net Assets	$569,809,692

33

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

Net Assets:
Class A	$8,662,074
Class I	561,147,618

Total	$569,809,692

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):
Class A	884,285
Class I	57,344,791

Total	58,229,076

Net Asset Values and Redemption Price Per Share:
Class A(a)	$9.80
Class I	$9.79
Maximum Offering Price Per Share:
Class A	$10.18

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See notes to financial statements.

34

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Interest income	$33,796,962
Dividend income	73,404

Total Investment Income	33,870,366

Expenses:
Management fees	3,404,237
Interest expense	1,772,842
Distribution fees - Class A	16,133
Accounting services	52,376
Audit fees	40,942
Legal fees	131,644
Custodian fees	51,560
Insurance fees	35,512
Trustees’ fees and expenses	12,076
Transfer agent fees	73,806
Printing and shareholder reports	24,697
Registration fees	51,822
Other fees and expenses	131,501

Total expenses	5,799,148
Expenses reduced/waived by:
Distributor	(8,066)

Net Expenses	5,791,082

Net Investment Income	28,079,284

Realized/Unrealized Gains (Losses) from Investment
Transactions and Futures Contracts:
Net realized gains from investment transactions	1,229,713
Net realized losses from sale commitments	(283,674)
Net realized losses from futures contracts	(9,537,254)
Net change in unrealized appreciation/depreciation on investments	31,603,221
Net change in unrealized appreciation/depreciation on sale commitments	(108,917)
Net change in unrealized appreciation/depreciation on futures contracts	(1,408,806)

Net realized/unrealized gains from investments and futures contracts	21,494,283

Change in net assets resulting from operations	$49,573,567

See notes to financial statements.

35

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	For the Year Ended September 30, 2009	Period June 1, 2008 to September 30, 2008	For the Year Ended May 31, 2008
From Investment Activities:
Operations:
Net investment income (loss)	$28,079,284	$9,055,586	$23,775,831
Net realized losses from investments, futures contracts and sale commitments	(8,591,215)	(2,647,818)	(6,779,602)
Net change in unrealized appreciation/depreciation on investments, futures contracts and sale commitments	30,085,498	(787,050)	7,236,536

Change in net assets resulting from operations	49,573,567	5,620,718	24,232,765

Distributions to Class A Shareholders:
From net investment income	(157,849)	—	—
Distributions to Class I Shareholders:
From net investment income	(28,179,606)	(9,105,665)	(23,953,132)

Change in net assets resulting from shareholder distributions	(28,337,455)	(9,105,665)	(23,953,132)

Capital Transactions:
Proceeds from shares issued	36,928,806	32,501,000	68,500,203
Distributions reinvested	9,642,647	2,839,116	7,529,607
Cost of shares redeemed	(41,401,532)	(5,174,612)	(34,306,024)

Change in net assets resulting from capital transactions	5,169,921	30,165,504	41,723,786

Net increase in net assets	26,406,033	26,680,557	42,003,419
Net Assets:
Beginning of period	543,403,659	516,723,102	474,719,683

End of period	$569,809,692	$543,403,659	$516,723,102

Distributions in excess of net investment income	$(1,325,287)	$(1,324,562)	$(1,310,504)

Share Transactions:
Issued	3,816,303	3,481,488	7,180,712
Reinvested	1,008,944	302,684	790,074
Redeemed	(4,345,147)	(558,810)	(3,615,736)

Change in shares resulting from capital transactions	480,100	3,225,362	4,355,050

See notes to financial statements.

36

FINANCIAL STATEMENTS

Statement of Cash Flows

For the Year Ended September 30, 2009

Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$49,573,567
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Decrease in interest and dividend receivable	138,862
Decrease in deposits at broker for futures contracts	942,901
Decrease in prepaid expenses and other assets	12,554
Decrease in collateral for reverse repurchase agreements	1,141,513
Decrease in receivables for open maturity	434,019
Decrease in interest due on reverse repurchase agreements	(238,848)
Increase in payable to investment adviser	11,863
Decrease in accrued expenses and other liabilities	(52,473)
Proceeds from sales and paydowns of long-term securities	151,797,811
Opening of TBA sales commitments	55,834,167
Purchases of short-term securities	(2,207,024,783)
Purchases of long-term securities	(136,957,369)
Proceeds from sales of short-term securities	2,218,616,482
Closing of TBA sales commitments	(56,050,496)
Amortization of premium and discount - net	(95,028)
Net change in unrealized appreciation/(depreciation) on TBA commitments	108,917
Net realized gains from investment transactions	(1,229,713)
Net realized losses from sales commitments	283,674
Net change in unrealized appreciation/(depreciation) on investment securities	(31,603,221)

Net Cash Used for Operating Activities	45,644,399

Cash provided by Financing Activities:
Proceeds from issuance of shares	23,928,806
Cash payments on shares redeemed	(41,398,033)
Cash receipts from reverse repurchase agreements	938,785,040
Cash payments on reverse repurchase agreements	(947,922,796)
Distributions paid to shareholders	(18,731,270)

Net Cash Used for Financing Activities	(45,338,253)

Cash:
Net increase in cash	306,146
Cash at beginning of year	31,134

Cash at end of year	$337,280

Cash Flow Information:
Cash paid for interest	2,011,690

Noncash Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	9,642,647

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

	Period Ended September 30,	For the Year Ended September 30,
	2009
	Class A(b)	Class I(c)
Per Share Operating Performance:
Net asset value, beginning of period	$9.47	$9.41

Net investment income(d)	0.31	0.50
Realized and unrealized gain (loss)	0.34	0.38

Total from investment operations	0.65	0.88

Less dividends from net investment income	(0.32)	(0.50)

Net asset value, end of period	$9.80	$9.79

Total Investment Return:(e)
Based on net asset value per share	7.11%	9.59%
Ratios to Average Net Assets:(f)
Total expenses, net of reimbursement and excluding interest expense and investment structuring fees(g)	1.00%	0.74%
Total expenses, excluding interest expense(h)	1.25%	0.74%
Net expenses	1.11%	1.06%
Investment income-net	4.77%	5.16%
Ratios to Average Net Assets, Plus Average Borrowings:(f)(i)
Total expenses, net of reimbursement and excluding interest expense and investment structuring fees(g)	0.81%	0.59%
Total expenses, excluding interest expense	1.02%	0.59%
Net expenses	0.90%	0.85%
Investment income-net	3.89%	4.12%
Supplemental Data:
Net assets, end of period (in thousands)	$8,662	$561,148
Portfolio turnover	10%	10%

(a)	Effective September 30, 2008, the Fund’s fiscal year end changed from May 31 to September 30.
(b)	For the period January 29, 2009 (commencement of operations) to September 30, 2009.
(c)	The existing share class was renamed Class I Shares with the commencement of Class A Shares on January 29, 2009.
(d)	Based on average shares outstanding.
(e)	Total investment returns exclude the effect of sales charge.
(f)	Annualized for those periods that are less than one year.
(g)	During the fiscal years ended May 31, 2006 and 2005, to the extent that the Fund’s operating expenses (exclusive of management fees and interest expense) were less then 0.25% of the Fund’s monthly average net assets, the Fund repaid the Fund’s investment adviser and sub-adviser for operating expenses previously borne or reimbursed.
(h)	Total expenses of the Fund for the period ended September 30, 2009 is 1.36% and 1.06% for the Class A and Class I shares, respectively.
(i)	These ratios are calculated based upon the average net assets plus average borrowings.

38

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

Period June 1, 2008 to September 30,	For the Year Ended May 31,
2008(a)	2008	2007	2006	2005
$9.48	$9.46	$9.29	$9.82	$9.62

0.16	0.46	0.44	0.45	0.48
(0.07)	0.02	0.17	(0.53)	0.20

0.09	0.48	0.61	(0.08)	0.68

(0.16)	(0.46)	(0.44)	(0.45)	(0.48)

$9.41	$9.48	$9.46	$9.29	$9.82

1.02%	5.19%	6.65%	(0.83)%	7.14%
0.86%	0.93%	0.79%	0.74%	0.85%
0.86%	0.93%	0.83%	0.73%	0.74%
1.61%	1.99%	1.48%	1.32%	1.13%
5.17%	4.83%	4.55%	4.72%	4.87%
0.67%	0.75%	0.70%	0.65%	0.72%
0.67%	0.75%	0.74%	0.64%	0.63%
1.25%	1.60%	1.31%	1.16%	0.96%
4.00%	3.88%	4.03%	4.13%	4.13%
$543,404	$513,723	$474,720	$449,324	$388,299
1%	19%	23%	21%	33%

See notes to financial statements.

39

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1. Organization

RBC Funds Trust (the “Trust”) (formerly known as Tamarack Funds Trust) was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This annual report includes the Access Capital Community Investment Fund (the “Fund”). At its inception in 1998, the Access Capital Strategies Community Investment Fund, Inc. the Fund’s predecessor, elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008.

The Fund offers two share classes: Class A and Class I shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”or the “Advisor”), which will be renamed RBC Global Asset Management (U.S.) Inc. on or about December 31, 2009, acts as the investment advisor for the Trust. The officers of the Trust (“Fund Management”) are also employees of Voyageur or its affiliates and PNC Global Investment Servicing (U.S.) Inc. (“PNC”).

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

2. Significant Accounting Policies

Security Valuation:

Summarized below are the significant accounting policies of the Fund. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Bonds and other fixed income securities are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Valuations of mortgage backed securities that qualify under the Community Reinvestment Act (“CRA”) may also include adjustments to reflect the CRA premium indicated by the independent pricing agent to reflect the higher valuations accorded these securities in the market for their geographically or other targeted nature. Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value. In such cases where a security price is unavailable, or where Fund Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, the Board has approved pricing and valuation procedures to determine a security’s fair value. Investments in open-end investment companies are valued at net asset value. Exchange traded financial futures are valued at the settlement price as established by the exchange on which they are traded.

40

NOTES TO FINANCIAL STATEMENTS

Financial Instruments:

Reverse Repurchase Agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party brokers-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited. For the year ended September 30, 2009, the average amount borrowed was approximately $136,943,753 and the daily weighted average interest rate was 1.30%.

Details of open reverse repurchase agreements at September 30, 2009 were as follows:

	Rate	Trade Date	Maturity Date	Net Closing Amount	Par
Goldman Sachs	0.38%	7/07/09	10/06/09	$(15,467,324)	$(15,452,481)
Goldman Sachs	0.40%	7/16/09	10/13/09	(16,274,823)	(16,258,745)
Goldman Sachs	0.40%	7/22/09	10/06/09	(11,089,395)	(11,080,039)
Goldman Sachs	0.32%	8/11/09	10/21/09	(23,531,953)	(23,517,111)
Mizuho Securities	0.45%	8/18/09	1/06/10	(36,702,574)	(36,638,000)
Mizuho Securities	0.46%	8/24/09	1/13/10	(15,412,915)	(15,385,000)
Goldman Sachs	0.37%	9/03/09	1/20/10	(19,137,169)	(19,109,868)

Details of underlying collateral pledged for open reverse repurchase agreements at September 30, 2009 were as follows:

	Description	Rate	Maturity Date	Par	Market Value
Goldman Sachs
7/7/09 to 10/6/09
	Fannie Mae Pool #777621	5.00%	2/01/34	$3,035,017	$3,166,029
	Freddie Mac Pool #A37185	5.00%	9/01/35	1,588,209	1,654,781
	Freddie Mac Pool #J00980	5.00%	1/01/21	869,141	924,210
	Freddie Mac Pool #A66061	5.50%	8/01/37	2,490,219	2,622,642
	Fannie Mae Pool #944502	6.00%	6/01/37	1,725,862	1,834,915
	Freddie Mac Pool #A42804	6.00%	2/01/36	1,121,997	1,194,997
	Freddie Mac Pool #A67630	6.00%	11/01/37	1,878,000	1,996,079
	Freddie Mac Pool #A66156	6.50%	9/01/37	2,258,383	2,421,730

					$15,815,383

41

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Market Value
Goldman Sachs
7/16/09 to 10/13/09
	Fannie Mae Pool #806754	4.50%	9/01/34	$3,415,546	$3,498,445
	Fannie Mae Pool #806761	5.50%	9/01/34	5,608,071	5,921,188
	Freddie Mac Pool #A30056	5.50%	12/01/34	1,595,597	1,685,681
	Freddie Mac Pool #A60751	5.50%	5/01/37	2,067,496	2,177,439
	Freddie Mac Pool #A61916	6.00%	6/01/37	3,732,721	3,967,415

					$13,282,753

Goldman Sachs
7/22/09 to 10/6/09
	Freddie Mac Pool #A25310	5.00%	6/01/34	$2,033,344	$2,120,481
	Freddie Mac Pool #A34999	5.50%	4/01/35	2,297,312	2,424,861
	Fannie Mae Pool #986957	5.50%	7/01/38	2,256,330	2,381,013
	Freddie Mac Pool #A59530	5.50%	4/01/37	1,599,845	1,684,920
	Freddie Mac Pool #A66116	6.00%	9/01/37	1,815,207	1,929,338
	Freddie Mac Pool #A64015	6.00%	7/01/37	740,483	787,041

					$11,327,654

Goldman Sachs
8/11/09 to 10/21/09
	Fannie Mae Pool #663159	5.00%	7/01/32	$5,305,119	$5,551,365
	Fannie Mae Pool #727312	5.00%	9/01/33	3,489,443	3,640,071
	Fannie Mae Pool #844361	5.50%	11/01/35	4,178,142	4,408,810
	Fannie Mae Pool #829649	5.50%	3/01/35	3,598,328	3,799,234
	Fannie Mae Pool #885724	5.50%	6/01/36	3,590,628	3,783,811
	Fannie Mae Pool #257892	5.50%	2/01/38	3,377,299	3,554,783

					$24,738,074

Mizuho Securities
8/18/09 to 1/6/10
	Freddie Mac Pool #A40538	5.00%	12/01/35	$2,224,877	$2,318,137
	Freddie Mac Pool #A42097	5.00%	1/01/36	1,369,792	1,427,405
	Freddie Mac Pool #A45396	5.00%	6/01/35	1,046,192	1,091,025
	Freddie Mac Pool #A46735	5.00%	8/01/35	1,647,228	1,716,275
	Freddie Mac Pool #A47552	5.00%	11/01/35	1,354,648	1,411,431
	Fannie Mae Pool #835287	5.00%	8/01/35	1,433,956	1,493,615
	Freddie Mac Pool #A42803	5.50%	2/01/36	1,885,269	1,989,940
	Freddie Mac Pool #A46746	5.50%	8/01/35	1,211,968	1,279,257
	Freddie Mac Pool #A61754	5.50%	5/01/37	1,288,738	1,357,270
	Freddie Mac Pool #A61915	5.50%	6/01/37	1,125,362	1,185,768
	Freddie Mac Pool #A63456	5.50%	6/01/37	3,473,118	3,657,808
	Freddie Mac Pool #A64012	5.50%	7/01/37	1,292,441	1,361,298

42

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Market Value
	Freddie Mac Pool #A18617	5.50%	1/01/34	$1,062,370	$1,122,349
	Freddie Mac Pool #A20540	5.50%	4/01/34	1,335,238	1,410,623
	Fannie Mae Pool #258627	5.50%	2/01/36	1,712,970	1,807,540
	Fannie Mae Pool #702478	5.50%	6/01/33	2,884,273	3,048,917
	Freddie Mac Pool #A42099	6.00%	1/01/36	545,021	580,481
	Freddie Mac Pool #A42805	6.00%	2/01/36	1,179,634	1,256,384
	Freddie Mac Pool #A49013	6.00%	5/01/36	1,045,422	1,111,807
	Freddie Mac Pool #A64447	6.00%	8/01/37	1,142,428	1,214,258
	Freddie Mac Pool #A68766	6.00%	10/01/37	1,259,838	1,339,050
	Fannie Mae Pool #952598	6.00%	7/01/37	2,178,152	2,315,784
	Fannie Mae Pool #952632	6.00%	7/01/37	2,376,664	2,524,611

					$38,021,033

Mizuho Securities
8/24/09 to 1/13/10
	Fannie Mae Pool #387590	4.90%	9/01/15	9,479,574	$10,115,052
	Fannie Mae Pool #386608	5.37%	11/01/21	4,714,463	4,997,535
	Fannie Mae Pool #258571	5.50%	11/01/35	1,365,236	1,440,609

					$16,553,196

Goldman Sachs
9/3/09 to 1/20/10
	Freddie Mac Pool #A14325	5.00%	9/01/33	1,483,824	$1,548,340
	Freddie Mac Pool #A38830	5.00%	5/01/35	1,964,459	2,046,803
	Fannie Mae Pool #815009	5.00%	4/01/35	2,258,655	2,352,625
	Fannie Mae Pool #829005	5.00%	8/01/35	1,918,106	1,997,908
	Fannie Mae Pool #908672	5.50%	1/01/37	1,641,622	1,729,945
	Fannie Mae Pool #941204	5.50%	6/01/37	2,129,743	2,242,664
	Fannie Mae Pool #990510	5.50%	8/01/38	1,537,066	1,617,842
	Ginnie Mae Pool 675509	5.50%	6/15/38	2,143,799	2,264,388
	Freddie Mac Pool #A66133	6.00%	6/01/37	1,606,863	1,707,894
	Fannie Mae Pool #866969	6.00%	2/01/36	2,515,617	2,674,573

					$20,182,982

Derivatives

The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Losses may arise if the price of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to the Fund from their counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For over-the-counter purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the

43

NOTES TO FINANCIAL STATEMENTS

Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

Fair Values of Derivative Instruments as of September 30, 2009*:

	Asset Derivatives
Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Contracts	Assets - Investments at Value (Call Swaptions)	$6,119,756
Interest Rate Contracts	Assets - Margin Variation Receivable	71,875

Total		$6,191,631

*	For open derivative instruments as of September 30, 2009, see the preceding tables on the Schedule of Portfolio Investments.

Effect of Derivative Instruments on the Statement of Operations during the Year Ended September 30, 2009:

Derivative Instruments Categorized by Risk Exposure	Net Realized Losses from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts		Net Change in Unrealized Appreciation/Depreciation on Investments (Call Swaptions)
Interest Rate Contracts	$(9,537,254)	$(1,408,806	)*	—
Interest Rate Contracts	—	—		$616,006

*	Amount includes cumulative appreciation/depreciation, amount shown on statement of assets and liabilities includes only the daily variation margin.

Financial Futures Contracts

The Fund may enter into futures contracts in an effort to manage the duration of the portfolio or to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Financial futures contracts involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade. The financial futures contracts listed below are indicative of activity for the year ended September 30, 2009.

44

NOTES TO FINANCIAL STATEMENTS

The Fund had the following open futures contracts at September 30, 2009:

	Number of Contracts	Expiration Date	Unrealized Depreciation	Notional Value	Counterparty
Short contracts:
Ten Year Swap	300	December, 2009	$(590,625)	$30,543,750	Barclays Capital
Twenty Year
U.S. Treasury Bond	100	December, 2009	$(200,000)	$11,937,500	Barclays Capital

Details of underlying collateral pledged for open futures contracts at September 30, 2009 were as follows:

Description	Yield	Maturity Date	Par	Market Value
U.S. Treasury Bill	0.45%	06/17/10	$2,000,000	$1,995,900

Options

The Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Swaptions

Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Fund bears the risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. The Fund executes transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). The call swaptions purchased listed on the schedule of portfolio investments that are outsanding as of year end are the only activity for the year ended September 30, 2009.

TBA Commitments

The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”.

Mortgage Backed Securities

Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

45

NOTES TO FINANCIAL STATEMENTS

In addition, the Fund invests in certain mortgage backed securities that qualify under the CRA in which it may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Credit Enhancement

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

•	Level 1 - quoted prices in active markets for identical securities.

•	Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2009 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Investment Company	$8,047,632	$—	$—	$8,047,632
Municipal Bonds	—	25,158,357	—	25,158,357
Corporate Bonds	—	2,426,822	—	2,426,822
U.S. Government Agency Backed Mortgages	—	578,547,577	—	578,547,577
U.S. Government Agency Obligations	—	59,689,795	—	59,689,795
Short-Term Investment	—	1,995,900	—	1,995,900
Promissory Notes	—	10,005,103	—	10,005,103
Call Swaptions Purchased	—	6,119,756	—	6,119,756

	$8,047,632	$683,943,310	$0	$691,990,942

Liabilities:
Other Financial Instruments(*)	$(790,625)	$0	$—	$(790,625)

*	Other financial instruments are instruments not reflected in the Schedule of Portfolio Investments, such as futures contracts which are valued at the unrealized appreciation/(depreciation) on the investment.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the

46

NOTES TO FINANCIAL STATEMENTS

accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage and asset-backed securities are included in the financial statements as interest income.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the period ended September 30, 2009, permanent difference reclassification amounts were as follows:

Decrease Distributions in Excess of Net Investment Income	Increase Accumulated Realized Loss
$257,446	$(257,446)

3. Agreements and Other Transactions with Affiliates

Voyageur serves as investment advisor to the Fund. The Advisor has agreed to waive or limit fees through January 31, 2010, to maintain expenses (excluding interest expense, management fees and distribution fees) at 0.20% of the Fund’s average monthly gross assets less liabilities, other than indebtness for borrowing. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. During the year ended September 30, 2009, no reimbursements were made to the Advisor.

Under the terms of the Fund’s management agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average daily total assets less liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As a result, the Advisor has an incentive to use leverage so as to increase the amount of assets upon which it may charge a fee. As of September 30, 2009, the impact of leverage raised the management fee to approximately 63 basis points (0.63%) of the Fund’s average net assets.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $20,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,000 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or adviser fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Fund either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees. Within the Fund,

47

NOTES TO FINANCIAL STATEMENTS

expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

4. Fund Distribution:

The Fund has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors, Inc. (the “Distributor”) acts as the Fund’s distributor. The Distributor is an affiliate of Voyageur. The Plan permits the Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25	%*

*	The maximum Plan fee rate for Class A shares is 0.50%. The Distributor is currently waiving 0.25% of the 0.50% Plan fee for Class A.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2009, the Distributor waived $8,067 of Plan fees.

For the year ended September 30, 2009, the Distributor received commissions of $48,114 from front-end sales charges of Class A shares of the Fund. The Distributor received no CDSC fees from the Fund during the same period.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2009 were as follows:

Purchases (Excl. U.S. Gov’t.)	Sales (Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$141,218,192	$68,739,359	$—	$—

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001. Transactions in shares of the Fund are summarized below:

For the Period Ended September 30, 2009*
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,519,665
Distributions reinvested	65,802
Cost of shares redeemed	(76,189)

Change in Class A	$8,509,278

Class I
Proceeds from shares issued	$28,409,141
Distributions reinvested	9,576,845
Cost of shares redeemed	(41,325,343)

Change in Class I	$(3,339,357)

Change in net assets resulting from capital transactions	$5,169,921

48

NOTES TO FINANCIAL STATEMENTS

For the Period Ended September 30, 2009*
SHARE TRANSACTIONS:
Class A
Issued	885,359
Reinvested	6,815
Redeemed	(7,889)

Change in Class A	884,285

Class I
Issued	2,930,944
Reinvested	1,002,129
Redeemed	(4,337,258)

Change in Class I	(404,185)

Change in shares resulting from capital transactions	480,100

*	January 29, 2009 (commencement of operations) through September 30, 2009 for Class A and year ended September 30, 2009 for Class I

7. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

As of September 30, 2009 the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$663,579,779	$31,227,022	$(2,815,859)	$28,411,163

The tax character of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the year ended September 30, 2009	$28,373,918	$28,373,918
For the period June 1, 2008 to September 30, 2008	9,137,073	9,137,073
For the year ended May 31, 2008	23,953,132	23,953,132

49

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2009 the components of accumulated earnings/(losses) and the tax character of distributions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Deferred Post October Losses	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Losses
$216,809	$216,809	$(1,542,096)	$(11,847,378)	$(17,036,368)	$28,408,491	$(1,800,542)

As of September 30, 2009, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$1,911,397	2011
3,756,334	2012
659,184	2013
27,743	2014
2,484,167	2015
8,197,543	2016

Capital loss carryforwards utilized in the current year were $1,519,262 for the Fund.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were available for issuance, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Access Capital Community Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Access Capital Community Investment Fund (the “Fund”), one of the portfolios constituting the RBC Funds Trust (the “Trust”) (formerly known as Tamarack Funds Trust) as of September 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended September 30, 2009, the period June 1, 2008 to September 30, 2008, and for the year ended May 31, 2008. We have also audited the financial highlights for the year ended September 30, 2009, the period June 1, 2008 to September 30, 2008, and for each of the four years in the four year period ended May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Community Investment Fund, as of September 30, 2009, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 24, 2009

51

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund designates a portion of the income dividends distributed during the fiscal year ended September 30, 2009, as qualified interest income as defined in the Internal Revenue Code as 99.10%.

The designation is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

52

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (68)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

Ronald James (58)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (60)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (67)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: None

53

MANAGEMENT (Unaudited)

Independent Trustees(1)

James R. Seward (56)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation; Brookdale Senion Living Inc.

William B. Taylor (64)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Other Director/Trustee Positions Held by Trustee: J.E. Dunn Vermont Assurance

Interested Trustees(1)

Erik R. Preus (44)(2)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006-present); Head, Strategic Relationships Group, Voyageur Asset Management (2009-present); Head of Retail Asset Management, Voyageur Asset Management (2006-2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 10

Executive Officers(1)

Erik R. Preus (44)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, Voyageur Asset Management (2009-present); Head of Retail Asset Management, Voyageur Asset Management (2006-2009); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004)

James A. Gallo (45)

Address: PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, PNC Global Investment Servicing (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

54

MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Hegna (42)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, Voyageur Asset Management (2009-present); Senior Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006); Manager, Business Planning and Financial Analysis-Mutual Funds, Ameriprise Financial (2001-2005)

Kathleen A. Gorman (45)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust (2006-present; Chief Compliance Officer, Voyageur Asset Management (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (2002-2004)

Lee Greenhalgh (38)

Position Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets Corporation (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004)

John M. Huber (41)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Senior Portfolio Manager and Principal, Galliard Capital Management (1995-2004)

Gordon Telfer (43)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity products since October 2009, Portfolio Strategist, from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., Voyageur Asset Management (June 2009 to Present); Head of Growth Equities, Voyageur Asset Management (2008-2009); Senior Portfolio Manager, Voyageur Asset Management (2004-2008), Managing Director, Voyageur Asset Management (2007-present); Vice President, Voyageur Asset Management (2004-2007)

Access Capital Community Investment Fund Officers(1)

Ronald A. Homer (62)

Position Term of Office and Length of Time Served with the Trust: President since July 2008

Principal Occupation(s) During Past 5 Years: Managing Director, Voyageur Asset Management and President, Access Capital Community Investment Fund (July 2008-present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman: Access Capital Strategies Community Investment Fund (1998-July 2008)

55

MANAGEMENT (Unaudited)

Executive Officers(1)

David F. Sand (52)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer since July 2008

Principal Occupation(s) During Past 5 Years: Managing Director, Voyageur Asset Management and Chief Investment Officer, Access Capital Community Investment Fund (July 2008-present); President, Chief Investment Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chief Investment Officer: Access Capital Strategies Community Investment Fund (1998-July 2008)

(1)	Except as otherwise noted, the address for each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

56

SHARE CLASS INFORMATION (UNAUDITED)

The Access Capital Community Investment Fund offers Class A and Class I shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 0.50%, but the Funds’ Distributor is currently voluntarily waiving 0.25%. The Distributor currently has no plans to discontinue this waiver.)

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

57

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09-9/30/09	Annualized Expense Ratio During Period 4/1/09-9/30/09
Class A	$1,000.00	$1,046.00	$5.64	1.10%
Class I	$1,000.00	$1,047.40	$4.41	0.86%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09-9/30/09	Annualized Expense Ratio During Period 4/1/09-9/30/09
Class A	$1,000.00	$1,019.55	$5.57	1.10%
Class I	$1,000.00	$1,020.76	$4.36	0.86%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

58

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September, 2009, after evaluating the services provided by the Advisor and reviewing the performance, fees and expenses of the Fund, the RBC Funds’ Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with Voyageur Asset Management Inc. (the “Advisor”) for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the Advisor’s personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s ongoing management of the Fund.

The Trustees reviewed the quality of the services provided to the Fund by the Advisor, including information prepared by an independent third-party consultant as to the Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds prepared by the consultant. The Trustees also received reports from the Advisor regarding other investment companies it advised, including the advisory fees paid, as well as other advisory client accounts and their related fees. The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Fund. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

With regard to Fund performance, the Trustees recognized that the Fund was ranked in the top quintile for the one, three and five year trailing periods. The Fund’s advisory fees and overall expense levels were higher than its peers, but the Trustees recognized that the Fund’s use of leverage contributed to its higher relative expenses.

In considering the quality of services to be provided by the Advisor, the Trustees discussed the research, credit and fundamental analysis capabilities, the specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 and the portfolio management experience of the Advisor’s staff, as well as its operational and compliance structure and systems and financial strength. The Trustees also considered steps that had been taken by the Advisor to expand upon existing research capabilities and compliance processes and its implementation of strategic initiatives geared toward the success of the Fund.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement for the Fund. In arriving at their decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

59

This Page Intentionally Left Blank

60

Access Capital

P.O. Box 2175

Milwaukee, WI 53201-2175

800-973-0073

www.voyageur.net

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2009.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management Inc. serves as investment adviser to the Access Capital Community Investment Fund. The Fund is distributed by Tamarack Distributors Inc.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-AC AR 09-09

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $432,187 for 2009 and $357,970 for 2008.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $75,000 for 2009 and $118,337 for 2008.

Audit-related fees for both years relate to the mid-year review of the semi-annual report.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $42,250 for 2009 and $55,450 for 2008.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1) (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c) Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2008.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                         RBC Funds Trust

By (Signature and Title)*        /s/ Erik R. Preus

                                                   Erik R. Preus, President and Chief Executive Officer

                                                   (principal executive officer)

Date    11/30/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Erik R. Preus

                                                   Erik R. Preus, President and Chief Executive Officer

                                                   (principal executive officer)

Date    11/30/09

By (Signature and Title)*        /s/ Kathleen A. Hegna

                                                   Kathleen A. Hegna, Chief Financial Officer

                                                   (principal financial officer)

Date    11/30/09

* Print the name and title of each signing officer under his or her signature.